UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-09999

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 2

(This Form N-CSR relates solely to the Registrant’s PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM Quant Solutions Commodity Strategies Fund, PGIM Quant Solutions Mid-Cap Core Fund and PGIM Quant Solutions US Broad Market Index Fund)

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2023

Date of reporting period:	7/31/2023

Item 1 – Reports to Stockholders

PGIM Jennison Small-Cap Core Equity Fund

PGIM Core Conservative Bond Fund

PGIM TIPS Fund

PGIM Quant Solutions Commodity Strategies Fund

PGIM Quant Solutions Mid-Cap Core Fund

PGIM Quant Solutions US Broad Market Index Fund

ANNUAL REPORT

JULY 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. Jennison Associates LLC is a registered investment adviser. PGIM Quantitative Solutions is the primary business name of PGIM Quantitative Solutions LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find this annual report for the following funds informative and useful: PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM Quant Solutions Commodity Strategies Fund, PGIM Quant Solutions Mid-Cap Core Fund, and PGIM Quant Solutions US Broad Market Index Fund. This report covers performance for the 12-month period ended July 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued to hire, consumers continued to spend, home prices rose, and recession fears receded.

Stocks fell early in the period, bottomed in October, and then began a rally that eventually ended a bear market. Despite a banking industry crisis in March, stocks have continued to rise globally throughout 2023 as inflation cooled and the Federal Reserve slowed the pace of its rate hikes. Equities in both US and international markets posted gains during the period.

Bond market returns were mixed during the period as rising interest rates lifted yields to their highest level in two decades. US and global investment-grade bonds fell, while US high yield corporate bonds and emerging-market debt rose.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Investments LLC

September 15, 2023

PGIM Investments LLC 3

PGIM Jennison Small-Cap Core Equity Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/23

	One Year (%)	Five Years (%)	Since Inception (%)

Class R6	8.77	7.79	10.34 (11/15/2016)

Russell 2000 Index	7.91	5.09	7.85

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class R6 shares with a similar investment in the Russell 2000 Index (the Index) by portraying the initial account values at the commencement of operations of Class R6 shares and the account values at the end of the current fiscal year (July 31, 2023), as measured on a quarterly basis. The R6 share class assumes an initial investment on November 15, 2016, while the Index assumes that the initial investment occurred on November 30, 2016. For purposes of

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the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definition

Russell 2000 Index—The Russell 2000® Index is an unmanaged index of the 2,000 smallest US companies included in the Russell 3000® Index. It gives an indication of how the stock prices of smaller companies have performed.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/2023

PGIM Jennison Small-Cap Core Equity Fund Ten Largest Holdings	Line of Business	% of Net Assets

elf Beauty, Inc.	Personal Care Products	2.5%

Chord Energy Corp.	Oil, Gas & Consumable Fuels	2.0%

Cactus, Inc. (Class A Stock)	Energy Equipment & Services	1.9%

Kirby Corp.	Marine Transportation	1.8%

Trinity Industries, Inc.	Machinery	1.8%

Constellium SE	Metals & Mining	1.6%

Sprout Social, Inc. (Class A Stock)	Software	1.6%

Axis Capital Holdings Ltd.	Insurance	1.6%

Century Communities, Inc.	Household Durables	1.6%

Pinnacle Financial Partners, Inc.	Banks	1.5%

Holdings reflect only long-term investments and are subject to change.

PGIM Core Conservative Bond Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/23

	One Year (%)	Five Years (%)	Since Inception (%)

Class R6	-3.66	0.29	0.27 (11/15/2016)

Bloomberg US Aggregate Bond Index	-3.37	0.75	0.86

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class R6 shares with a similar investment in the Bloomberg US Aggregate Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class R6 shares and the account values at the end of the current fiscal year (July 31, 2023), as measured on a quarterly basis. The R6 share class assumes an initial investment on November 15, 2016, while the Index assumes that the initial investment occurred on November 30,

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2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definition

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and US dollar denominated. It covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Credit Quality expressed as a percentage of total investments as of 7/31/23 (%)

AAA	71.7

AA	5.4

A	9.5

BBB	12.1

Cash/Cash Equivalents	1.3

Total	100

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM TIPS Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/23

	One Year (%)	Five Years (%)	Since Inception (%)

Class R6	-5.52	2.27	1.88 (11/15/2016)

Bloomberg US Treasury Inflation-Protected Securities (TIPS) Index

	-5.40	2.62	2.32

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class R6 shares with a similar investment in the Bloomberg US Treasury Inflation-Protected (TIPS) Index (the Index) by portraying the initial account values at the commencement of operations of Class R6 shares and the account values at the end of the current fiscal year (July 31, 2023), as measured on a quarterly basis. The R6 share class assumes an initial investment on November 15, 2016, while the Index assumes that the initial investment occurred on

8 Visit our website at pgim.com/investments

November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definition

Bloomberg US Treasury Inflation-Protected (TIPS) Index—The Bloomberg US Treasury Inflation-Protected (TIPS) Index is an unmanaged index that consists of inflation-protected securities issued by the US Treasury.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Credit Quality expressed as a percentage of total investments as of 7/31/23 (%)

AAA	98.8

Cash/Cash Equivalents	1.2

Total	100

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM Quant Solutions Commodity Strategies Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/23

	One Year (%)	Five Years (%)	Since Inception (%)

Class Z	-10.36	N/A	11.20 (12/14/2021)

Class R6	-10.42	7.26	6.06 (11/15/2016)

Bloomberg Commodity Index	-7.88	6.47	5.02

Average Annual Total Returns as of 7/31/23 Since Inception (%)

	Class Z 12/14/2021	Class R6 11/15/2016

Bloomberg Commodity Index	10.31	5.02

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class R6 shares with a similar investment in the Bloomberg Commodity Index (the Index) by portraying the initial account values at the commencement of operations of Class R6 shares and the account values at the end of the current fiscal year (July 31, 2023), as measured on a quarterly basis.The R6 share class assumes an initial investment on November 15, 2016, while the Index assumes that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Quant Solutions Commodity Strategies Fund

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class Z	Class R6
Maximum initial sales charge	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	None	None

Benchmark Definition

Bloomberg Commodity Index—The Bloomberg Commodity Index is a diversified benchmark for the commodity futures market. It is composed of futures contracts on 22 physical commodities traded on US exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange (LME).

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/2023

PGIM Quant Solutions Commodity Strategies Fund Ten Largest Commodities Future Exposure Holdings	% of Net Assets

Gold 100 OZ	14.7%

WTI Crude	10.0%

Brent Crude	7.9%

Natural Gas	6.3%

Corn	6.2%

Soybean Oil	5.2%

Soybean	4.6%

Copper	4.4%

Gasoline RBOB	4.0%

Silver	3.7%

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PGIM Quant Solutions Mid-Cap Core Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/23

	One Year (%)	Five Years (%)	Since Inception (%)

Class R6	11.78	6.66	8.40 (11/17/2016)

S&P MidCap 400 Index	10.47	8.28	9.78

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class R6 shares with a similar investment in the S&P MidCap 400 Index (the Index) by portraying the initial account values at the commencement of operations of Class R6 shares and the account values at the end of the current fiscal year (July 31, 2023), as measured on a quarterly basis. The R6 share class assumes an initial investment on November 17, 2016, while the Index assumes that the initial investment occurred on November 30, 2016. For

PGIM Quant Solutions Mid-Cap Core Fund

Your Fund’s Performance (continued)

purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definition

S&P MidCap 400 Index*—The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market capitalization, liquidity and industry representation. It gives a broad look at how US mid-cap stock prices have performed.

*The S&P MidCap 400 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices, please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 7/31/2023

PGIM Quant Solutions Mid-Cap Core Fund Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets

Owens Corning	Building Products	1.3%

EMCOR Group, Inc.	Construction & Engineering	1.3%

iShares Core S&P Mid-Cap ETF	Unaffiliated Exchange-Traded Funds	1.2%

United Therapeutics Corp.	Biotechnology	1.2%

Unum Group	Insurance	1.1%

Dynatrace, Inc.	Software	1.1%

Reinsurance Group of America, Inc.	Insurance	1.0%

Eagle Materials, Inc.	Construction Materials	1.0%

Tenet Healthcare Corp.	Health Care Providers & Services	1.0%

Paylocity Holding Corp.	Professional Services	1.0%

Holdings reflect only long-term investments and are subject to change.

PGIM Quant Solutions US Broad Market Index Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/23

	One Year (%)	Five Years (%)	Since Inception (%)

Class R6	12.59	11.65	13.17 (11/17/2016)

S&P Composite 1500 Index	12.68	11.77	13.29

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class R6 shares with a similar investment in the S&P Composite 1500 Index (the Index) by portraying the initial account values at the commencement of operations of Class R6 shares and the account values at the end of the current fiscal year (July 31, 2023), as measured on a quarterly basis. The R6 share class assumes an initial investment on November 17, 2016, while the Index assumes that the initial investment occurred on November 30, 2016. For

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purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definition

S&P Composite 1500 Index*—The S&P Composite 1500® Index is an unmanaged index of the stocks of 1,500 US companies, with market capitalizations ranging from small to large. The S&P Composite 1500 Index is a combination of three leading US stock indices: The S&P 500 Index (which measures the performance of US large cap stocks), the S&P MidCap 400 Index (which measures the performance of mid cap stocks) and the S&P 600 Index (which measures the performance of US small cap stocks) and gives an indication of how the broad US stock market has performed.

*The S&P Composite 1500 Index (the Index) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

PGIM Quant Solutions US Broad Market Index Fund

Your Fund’s Performance (continued)

Presentation of Fund Holdings as of 7/31/2023

PGIM Quant Solutions US Broad Market Index Fund

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets

Apple, Inc.	Technology Hardware, Storage & Peripherals	6.7%

Microsoft Corp.	Software	5.8%

Amazon.com, Inc.	Broadline Retail	2.8%

NVIDIA Corp.	Semiconductors & Semiconductor Equipment	2.7%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	1.8%

Tesla, Inc.	Automobiles	1.7%

Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	1.6%

Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.6%

Berkshire Hathaway, Inc. (Class B Stock)	Financial Services	1.5%

iShares Core S&P 500 ETF	Unaffiliated Exchange-Traded Funds	1.3%

Holdings reflect only long-term investments and are subject to change.

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PGIM Jennison Small-Cap Core Equity Fund

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Jennison Small Cap Core Equity Fund’s Class R6 shares returned 8.77% in the 12-month reporting period ended July 31, 2023, outperforming the 7.91% return of the Russell 2000 Index (the Index).

What was the market environment?

●

Prior to the start of the reporting period, in June 2022, inflation rose above 9%, the highest level in four decades. Between March 2022 and July 2023, the US Federal Reserve (Fed) raised the federal funds rate 11 times, from near zero to a range of 5.25–5.50%, reflecting the Fed’s urgency to reestablish price stability.

●

The investment backdrop during the reporting period can be divided into two sections. In the last five months of 2022, investors remained uncertain about inflationary pressures and Fed policy, heightened geopolitical tension, war in Ukraine, and expectations that US economic growth would slow and could enter a recession.

●

In the first seven months of 2023, however, the economy delivered better-than-feared results, with continued—albeit moderating—growth led by resilient consumer spending amid ongoing labor market strength. As inflationary pressures eased, the Fed slowed the pace of monetary tightening, which encouraged investors. Investors appeared to be surprised that many companies were able to effectively cut their costs and reduce their head counts, enabling them to exceed Wall Street expectations.

●

The collapse in March 2023 of Silicon Valley Bank, the 16th largest US bank by assets, was largely contained. Regulators closed several ailing banks (Silicon Valley Bank, First Republic Bank, and Signature Bank, none of which were held by the Fund) and provided additional bank borrowing facilities and deposit guarantees. However, the underlying issue of asset/liability mismatch on many banks’ balance sheets remained unresolved.

●

Interest in artificial intelligence (AI)—catalyzed by the launch of ChatGPT in late November 2022—continued to grow through the first half of 2023. Investors expressed the greatest enthusiasm for companies supplying the foundational components to design, build, and run AI and machine-learning capabilities.

●

For the whole period, small-cap core stocks underperformed their large - and mid-cap counterparts. In the Index, the energy, consumer discretionary, information technology, industrials, materials, and consumer staples sectors outperformed. Healthcare gained, but lagged the Index, while the communication services, utilities, real estate, and financials sectors lost ground.

What worked?

●

From a sector perspective, consumer staples holdings added the most value to the Fund’s performance relative to the Index. Stock selection in financials, materials, and consumer discretionary was also comparatively strong.

PGIM Jennison Small-Cap Core Equity Fund

Strategy and Performance Overview* (continued)

●

Individual positions that performed well were diversified across sectors, with top performers including e.l.f. Beauty Inc., Shift4 Payments Inc., Apellis Pharmaceuticals Inc., Century Communities Inc., and KnowBe4 Inc.

●

e.l.f. Beauty’s first-to-mass innovation focus drove a pickup in new product contribution to topline growth and attracted new consumers to the brand. Market share gains were driven by enhanced and efficient marketing spending, productivity improvements, and investments in innovation.

●

Payment processing company Shift4 Payments processes payments for over 200,000 businesses in the retail, hospitality, leisure, and restaurant industries. Shares rose on strong demand by customers in key industries.

●

Biotech company Apellis Pharmaceuticals focuses on complement therapeutics. In February 2023, the company had its second drug, Syfovre, approved for the treatment of geographic atrophy. Apellis also has a growing pipeline of complement therapeutics focused on rare disease, ophthalmology, and neurology; however, the position was eliminated from the Fund late in the period on reports of inflammation from Syfovre.

●

Residential construction company Century Communities benefited from strong and accelerating demand. In addition, cycle times and supply-chain costs continued to improve, leading to much better margins.

●

KnowBe4 operates the world’s largest integrated platform for security awareness training, combined with simulated phishing attacks. Heightened awareness of cyberattacks helped the company grow. Shares rose further in the lead-up to the company’s acquisition early in 2023 by private equity firm Vista Equity Partners.

What didn’t work?

●	Holdings in information technology, real estate, industrials, and healthcare detracted the most from relative performance.

●

Notably underperforming individual holdings, also diversified across sectors, included Grid Dynamics Holdings Inc., Great Lakes Dredge & Dock Corp., National Storage Affiliates Trust, NextEra Energy Partners LP, and Avid Bioservices Inc.

●

Shares of global digital engineering company Grid Dynamics were weak amid budget tightening by customers and poor visibility, as well as an overall sell-off of higher valuation software stocks. Nevertheless, the company continues to effectively execute its recovery playbook, with improving customer diversification and incremental scale with existing customers, as well as through inorganic growth.

●

Dredging services provider Great Lakes Dredge & Dock was hurt by poor weather and extended dry dock time, and its backlog reached the lowest level in several years. Late in the period, the business improved, with large projects that were delayed in 2022 coming to market for bid.

20 Visit our website at pgim.com/investments

●

Industrial real estate investment trust (REIT) National Storage Affiliates suffered due to headwinds from interest expenses and declining occupancy in most markets. Jennison continues to like the company’s unique operating structure and focus on Sun Belt suburban markets.

●

Shares in renewable energy utility NextEra Energy Partners declined amid rising rates and US bank failures and credit concerns that shone a light on the company’s complex financing model. Jennison continues to maintain the Fund’s holdings in the stock due to NextEra’s unmatched distribution growth and the presence of a strong, stable parent company (NextEra Energy Inc.) that supports that growth.

●

Avid Bioservices, a drug substance and biologics contract manufacturing organization, posted inconsistent results in the period. Most recently, it posted growth in revenues and bookings, but these positives were more than offset by substantially weaker-than-expected revenue guidance and margin commentary. Management attributed the shortfall in guidance to the company’s mix of early-stage vs. late-stage bookings.

Current outlook

●

The US economy stands in better shape than Jennison anticipated when the reporting period began. Robust employment has sustained consumer spending at a solid pace. Consumer confidence currently reflects optimism in the near term despite announced workforce reductions, interest rates at the highest levels in over a decade, and reduced credit availability in the financial system. It therefore seems likely that the slope of the economy’s slowing trajectory will remain shallower while employment remains healthy.

●

Inflationary pressures, while still evident, will likely continue to moderate. Jennison expects further increases in interest rates, though evidence leans towards the bulk of the rate increases being behind us for this cycle.

●

Trends in technology spending, which weakened earlier last year, have begun to stabilize. A combination of easing year-over-year comparisons and the priority of digital transformation, with an emerging impetus from AI, increasingly suggest a rebound in spending and a return to longer-term investment trends moving toward the end of 2023. The strong rebound in the prices of select technology shares year-to-date reflects both the depressed nature of valuations when 2023 began and the first signs of upgrades to near- and medium-term revenue and profit expectations from company managements.

●

Jennison continues to believe the market is set up for a rotation of the past decade’s leadership. The banking crisis, fears of a potential recession, and the AI mania have put mega-cap technology-related shares back on top. But extreme valuation differentials, a bear market, the prospect of improving relative fundamentals for

PGIM Jennison Small-Cap Core Equity Fund

Strategy and Performance Overview* (continued)

small-cap stocks and the inevitable breakdown in blue chip growth, in Jennison’s view are likely to create the conditions required to usher in a new era of small-cap outperformance.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

22 Visit our website at pgim.com/investments

PGIM Core Conservative Bond Fund

Strategy and Performance Overview*

How did the Fund perform?

The PGIM Core Conservative Bond Fund’s Class R6 shares returned -3.66% in the 12-month reporting period that ended July 31, 2023, underperforming the -3.37% return of the Bloomberg US Aggregate Bond Index (the Index).

What were the market conditions?

●

While there was no shortage of fear in the bond markets during the reporting period, which was largely marked by an overhang of uncertainty and economic negatives, the interest rate volatility, COVID-19-era supply/demand imbalances, and steep losses that predominated during the first half of the reporting period showed signs of dissipating in the second half. Despite a series of rolling crises—including a string of regional bank failures, the debt ceiling debate, ongoing recession concerns, and still-high inflation—the US economy avoided the worst of potential outcomes, and fixed income returns skewed largely positive over the last six months of the reporting period.

●

Against the backdrop of historic lows in unemployment and still-high inflation, the US Federal Reserve (the Fed) continued its monetary tightening path, raising interest rates by an additional 300 basis points (bps) in a succession of rate hikes over the reporting period. (One basis point equals 0.01%.) Although the Fed raised interest rates by 25 bps and indicated that its inflation fight was not yet over at the July Federal Open Market Committee (FOMC) meeting, the main signal from the meeting was that the end of the rate-hiking cycle was likely close.

●

A sharply higher federal funds rate, coupled with macroeconomic uncertainty, led to enormous volatility being priced into developed market interest rates, with sharply higher front-end rates and lower long-dated yields. From -0.22% on July 31, 2022, the 10-year/2-year US Treasury spread declined to -0.91% at the end of the reporting period, while the 2-year US Treasury yield rose by 199 bps to end the reporting period at 4.88%.

●

Despite elevated volatility, US investment-grade corporate spreads tightened over the reporting period, as expectations for an economic hard landing moderated and fundamentals remained solid. Securitized credit spreads were mixed, with high-quality collateralized loan obligation (CLO) spreads tightening over the reporting period and commercial mortgage-backed securities (CMBS) spreads widening as the commercial real estate sector remained challenged. Meanwhile, agency mortgage-backed securities (MBS) underperformed versus US Treasuries over the reporting period, as elevated interest rate volatility weighed on the sector over the first half of the reporting period.

What worked?

●

Overall security selection and sector allocation both contributed to the Fund’s performance over the reporting period. Within security selection, selection in investment-grade corporates, US Treasuries, and CMBS contributed the most.

PGIM Core Conservative Bond Fund

Strategy and Performance Overview* (continued)

●	Within sector allocation, overweights relative to the Index in municipal bonds and MBS contributed the most.

●

Within credit, selection in banking, midstream energy, and healthcare & pharmaceuticals contributed. In individual security selection, relative to the Index, the Fund benefited from overweight positioning in Energy Transfer LP (midstream energy), General Motors Co. (automotive) and The Boeing Co. (aerospace & defense).

What didn’t work?

●	While overall security selection contributed to the Fund’s performance during the reporting period, selection in MBS and municipal bonds detracted.

●	While overall sector allocation contributed to performance, underweights relative to the Index in investment-grade corporates and emerging markets detracted.

●

Within credit, the Fund’s positioning in electric utilities and finance companies detracted from performance. In individual security selection, the Fund’s positioning in Berkshire Hathaway Inc. (electric utilities), AT&T Inc. (telecom), and Oracle Corp. (technology) also detracted.

●

In aggregate, the Fund’s yield curve and duration positioning detracted from performance as US Treasury yields rose and the curve inverted further. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

Current outlook

●

Although the rate-hike debate continues for the Fed, the increments of its hikes are getting smaller and it declined to raise rates at all at its June 2023 FOMC meeting—signs that most of the increases are behind us and that the hikes to come will increasingly be “fine-tuning” exercises. With the prospect of balance returning to the labor market, PGIM Fixed Income sees a path for core personal consumption expenditures to decelerate below 3.0% by the end of 2023, driven lower by core non-housing services prices.

●

Clear and sustained evidence of moderating inflation, coupled with below-trend growth, should be enough, in PGIM Fixed Income’s view, for the Fed to pause its rate-hike campaign at 5.5% prior to initiating a 50-to-75 bps fine-tuning campaign of cuts as early as the fourth quarter of 2023.

●

PGIM Fixed Income sees the US yield curve remaining solidly inverted due to only marginal repricing at the front end. Meanwhile, PGIM Fixed Income believes demand at the back end of the curve should remain consistent—particularly given the relatively high level of rates compared to past years—based on the rolling series of crises that continue to emerge but have yet to produce the more-feared outcomes.

24 Visit our website at pgim.com/investments

●

With the pace of central bank tightening expected to dramatically downshift in the quarters ahead, and given PGIM Fixed Income’s expectation for the US 10-year Treasury yield to trade in its current range, interest rate volatility is likely to continue to decline, which should allow spreads to remain range bound or, more likely, to narrow in the months ahead, boosting fixed income returns. The combination of increased income and the potential for capital appreciation creates an attractive total return profile for those with longer-term time horizons, in PGIM Fixed Income’s view.

●	PGIM Fixed Income maintains its positive view of the spread sectors over the medium to long term.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM TIPS Fund

Strategy and Performance Overview*

How did the Fund perform?

The PGIM TIPS Fund’s Class R6 shares returned -5.52% in the 12-month reporting period that ended July 31, 2023, underperforming the -5.40% return of the Bloomberg US Treasury Inflation-Protected (TIPS) Index (the Index).

What were the market conditions?

●

While there was no shortage of fear in the bond markets during the reporting period, which was largely marked by an overhang of uncertainty and economic negatives, the interest rate volatility, COVID-19-era supply/demand imbalances, and steep losses that predominated during the first half of the reporting period showed signs of dissipating in the second half. Despite a series of rolling crises—including a string of regional bank failures, the debt ceiling debate, ongoing recession concerns, and still-high inflation—the US economy avoided the worst of potential outcomes, and fixed income returns skewed largely positive over the last six months of the reporting period.

●

The US saw a marked deceleration in inflation throughout the reporting period, with the consumer price index (CPI) rising 3% in June 2023 from the year before, the smallest advance in more than two years. Core CPI rose 4.8% in June 2023, which was also the lowest since 2021. Reflecting the decline in inflation expectations, the five-year breakeven inflation rate declined from 2.73% on July 31, 2022, to 2.27% at the end of the reporting period.

●

Against the backdrop of historic lows in unemployment and still-high inflation, the US Federal Reserve (the Fed) continued its monetary tightening path, raising interest rates by an additional 300 basis points (bps) in a succession of rate hikes over the reporting period. (One basis point equals 0.01%.) Although the Fed raised interest rates by 25 bps and indicated that its inflation fight was not yet over at the July Federal Open Market Committee (FOMC) meeting, the main signal from the meeting was that the end of the rate-hiking cycle was likely close.

●

A sharply higher federal funds rate, coupled with macroeconomic uncertainty, led to enormous volatility being priced into developed market interest rates, with sharply higher front-end rates and lower long-dated yields. From -0.22% on July 31, 2022, the 10-year/2-year US Treasury spread declined to -0.91% at the end of the reporting period, while the 2-year US Treasury yield rose by 199 bps to end the reporting period at 4.88%.

●

Just as longer-term US Treasuries saw substantial volatility throughout the reporting period, yields on short-term securities, which influence money market yields, also rose substantially. The 3-month US Treasury bill rose from 2.37% to 5.42% during the reporting period, while the Secured Overnight Financing Rate rose from 2.27% to 5.31% over that same time.

26 Visit our website at pgim.com/investments

What worked?

●	Security selection was the largest contributor to the Fund’s performance during the reporting period.

●

Yield curve positioning also contributed to performance during the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

What didn’t work?

The duration of the Fund was tactically managed relative to the Index during the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) Overall, duration positioning detracted from performance. The Fund ended the reporting period with a neutral duration position relative to the Index.

Current outlook

●

Although the rate-hike debate continues for the Fed, the increments of its hikes are getting smaller and it declined to raise rates at all at its June 2023 FOMC meeting—signs that most of the increases are behind us and that the hikes to come will increasingly be “fine-tuning” exercises. With the prospect of balance returning to the labor market, PGIM Fixed Income sees a path for core personal consumption expenditures to decelerate below 3.0% by the end of 2023, driven lower by core non-housing services prices.

●

Clear and sustained evidence of moderating inflation, coupled with below-trend growth, should be enough, in PGIM Fixed Income’s view, for the Fed to pause its rate-hike campaign at 5.5% prior to initiating a 50-to-75 bps fine-tuning campaign of cuts as early as the fourth quarter of 2023.

●

PGIM Fixed Income sees the US yield curve remaining solidly inverted due to only marginal repricing at the front end. Meanwhile, PGIM Fixed Income believes demand at the back end of the curve should remain consistent—particularly given the relatively high level of rates compared to past years—based on the rolling series of crises that continue to emerge but have yet to produce the more-feared outcomes.

●

With the pace of central bank tightening expected to dramatically downshift in the quarters ahead, and given PGIM Fixed Income’s expectation for the US 10-year Treasury yield to trade in its current range, interest rate volatility is likely to continue to decline.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances

PGIM TIPS Fund

Strategy and Performance Overview* (continued)

will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

28 Visit our website at pgim.com/investments

PGIM Quant Solutions Commodity Strategies Fund

Strategy and Performance Overview*

How did the Fund perform?

The PGIM Quant Solutions Commodity Strategies Fund’s Class R6 shares returned -10.42% in the 12-month reporting period that ended July 31, 2023, underperforming the -7.88% return of the Bloomberg Commodity Index (the Index).

What were the market conditions?

For the reporting period, commodity prices generally declined, undercutting some of the gains realized in the initial, post-COVID-19, high inflation period as prices normalized to a degree, particularly in the energy sector. Carry from roll yields remained high compared to recent history at over 6% for the year. Agricultural commodities and industrial metals produced mixed returns, with precious metals gaining for the period.

What worked?

The Fund benefited from underweight positions relative to the Index in coffee and wheat.

What didn’t work?

Positions in livestock detracted most from the Fund’s performance, relative to the Index, for the period. Cash management was also a drag on performance.

Did the Fund hold derivatives?

The Fund primarily invests in listed, exchange-traded commodities futures contracts. These futures are a form of derivatives based on the underlying price of a specific commodity. Since the Fund is invested primarily in these derivatives, its performance during the reporting period is driven by derivatives.

Current outlook

As of the end of the period, the Fund held overweight positions relative to the Index in the energy, grain, and soft commodity sectors, and underweight positions in precious metals, industrial metals, and livestock. The largest individual active positions in the Fund were an overweight exposure to soybean oil and an underweight exposure to aluminum.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Quant Solutions Mid-Cap Core Fund

Strategy and Performance Overview*

How did the Fund perform?

The PGIM Quant Solutions Mid-Cap Core Fund’s Class R6 shares returned 11.78% in the 12-month reporting period that ended July 31, 2023, outperforming the 10.47% return of the S&P MidCap 400 Index (the Index).

What were the market conditions?

●

US equity markets finished 2022 firmly in negative territory. The year was characterized by heightened volatility stemming from rising inflation and the corresponding interest rate hikes implemented by the US Federal Reserve (Fed).

●	US equities reversed course in 2023, led higher by mega-cap, technology-related stocks. Inflationary pressures appeared to be easing, indicating that the Fed’s ongoing rate hike cycle might soon end.

What worked?

●

The Fund is comprised of a diversified portfolio of stocks that PGIM Quant Solutions identifies as attractive using a proprietary quantitative model. The model evaluates stocks based on quality, earnings expectations, and relative-value metrics. The emphasis on these characteristics varies based on the growth rate of the company under evaluation.

●

Relative to the Index, overweighting companies that were inexpensive with positive growth outlooks, while underweighting those that were expensive with negative growth outlooks, contributed positively to the Fund’s performance over the reporting period.

●	The Fund delivered strong relative performance in the materials sector.

What didn’t work?

The Fund underperformed the Index in the utilities sector. Within this sector, companies that were cheap relative to peers, which PGIM Quant Solutions favored, underperformed those that were expensive relative to peers.

Did the Fund hold derivatives?

The Fund did not hold derivatives during the reporting period. The Fund did, however, hold exchange-traded funds that track the Index. PGIM Quant Solutions uses these instruments primarily to manage daily cash flows and provide liquidity, but not as a means of adding to performance. Subsequently, the effect on performance was minimal.

Current outlook

It is difficult at this point to predict whether prolonged inflation and the corresponding Fed rate hike cycle will result in a recession. Should a recession materialize, PGIM Quant Solutions’ return drivers that focus on safety should continue their strong year-to-date performance. Should a recession be avoided, cyclicals should outperform, benefiting PGIM Quant Solutions’ valuation measures. Therefore, PGIM Quant Solutions

30 Visit our website at pgim.com/investments

believes that the Fund’s core portfolios are properly positioned for the current market environment.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Quant Solutions US Broad Market Index Fund

Strategy and Performance Overview*

How did the Fund perform?

The PGIM Quant Solutions US Broad Market Index Fund’s Class R6 shares returned 12.59% in the 12-month reporting period that ended July 31, 2022, underperforming the 12.68% return of the S&P 1500 Composite Index (the Index).

What were the market conditions?

●

The summer of 2022 saw US inflation peak at levels last seen in the early 1980s. Markets continued to see elevated volatility amid the backdrop of an aggressive US Federal Reserve (Fed) hiking rates to get inflation under control. Forward earnings estimates began rapidly declining over the course of the year in the face of ever higher interest rates and fears of a potential recession. Markets bottomed in early October before recovering and posting the only positive quarter of the year in the fourth quarter of 2022.

●

Despite recession concerns entering 2023, economic data remained resilient with unemployment near historic lows and inflation showing signs of cooling off. However, not all was sanguine, as the effects of higher rates became evident in early March when a small number of domestic banks collapsed. Nevertheless, markets surged in the first half of the year thanks to stabilizing earnings forecasts, a tailwind from optimism related to developments in artificial intelligence (AI), and a firming belief that the Fed could indeed engineer a soft landing.

What worked?

●	The Fund’s performance closely tracked the Index’s performance over the period.

●	The Fund held all stocks included in the Index in approximately the same proportions.

Did the Fund hold derivatives?

The Fund held S&P 500, S&P 400, and Russell 2000 E-Mini stock index futures, a form of derivatives, to maintain exposure to equities and provide portfolio liquidity. Futures had minimal impact on performance over the period.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

32 Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2023. The example is for illustrative purposes only; you should consult the Funds’ Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line in the tables below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line in each table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Small-Cap Core Equity Fund		Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R6	Actual	$1,000.00	$1,016.80	0.96%	$4.80

	Hypothetical	$1,000.00	$1,020.03	0.96%	$4.81

Fees and Expenses (continued)

PGIM Core Conservative Bond Fund		Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R6	Actual	$1,000.00	$ 987.20	0.51%	$2.51

	Hypothetical	$1,000.00	$1,022.27	0.51%	$2.56

PGIM TIPS Fund		Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R6	Actual	$1,000.00	$ 999.80	0.43%	$2.13

	Hypothetical	$1,000.00	$1,022.66	0.43%	$2.16

PGIM Quant Solutions Commodity Strategies Fund		Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class Z	Actual	$1,000.00	$ 970.50	0.72%	$3.52

	Hypothetical	$1,000.00	$1,021.22	0.72%	$3.61

Class R6	Actual	$1,000.00	$ 969.10	0.78%	$3.81

	Hypothetical	$1,000.00	$1,020.93	0.78%	$3.91

PGIM Quant Solutions Mid-Cap Core Fund		Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R6	Actual	$1,000.00	$1,039.40	0.82%	$4.15

	Hypothetical	$1,000.00	$1,020.73	0.82%	$4.11

PGIM Quant Solutions US Broad Market Index Fund		Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R6	Actual	$1,000.00	$1,125.20	0.21%	$1.11

	Hypothetical	$1,000.00	$1,023.75	0.21%	$1.05

*Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

34 Visit our website at pgim.com/investments

Glossary

The following abbreviations are used in the Funds’ descriptions:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

BABs—Build America Bonds

CLO—Collateralized Loan Obligation

ETF—Exchange-Traded Fund

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

LME—London Metal Exchange

LP—Limited Partnership

MSC—Morgan Stanley & Co. LLC

MTN—Medium Term Note

PRI—Primary Rate Interface

RBOB—Reformulated Gasoline Blendstock for Oxygen Blending

REITs—Real Estate Investment Trust

S&P—Standard & Poor’s

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor’s Depositary Receipts

TIPS—Treasury Inflation-Protected Securities

UBS—UBS Securities LLC

ULSD—Ultra-Low Sulfur Diesel

WTI—West Texas Intermediate

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments

as of July 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 97.2%

COMMON STOCKS

Aerospace & Defense 1.1%

Hexcel Corp.	1,514	$107,010

Automobile Components 0.4%

Dorman Products, Inc.*	464	39,296

Banks 7.5%

Atlantic Union Bankshares Corp.	732	23,409
BankUnited, Inc.	1,364	40,702
Brookline Bancorp, Inc.	6,223	66,462
Eastern Bankshares, Inc.	5,427	76,629
Enterprise Financial Services Corp.	896	36,736
First Bancorp	1,304	43,136
First Interstate BancSystem, Inc. (Class A Stock)	2,468	70,906
Hilltop Holdings, Inc.	1,831	56,633
Pinnacle Financial Partners, Inc.	1,875	142,312
Western Alliance Bancorp	843	43,794
Wintrust Financial Corp.	928	78,286
WSFS Financial Corp.	1,228	53,725

		732,730

Biotechnology 2.7%

Arcutis Biotherapeutics, Inc.*	3,491	38,087
Avid Bioservices, Inc.*	5,190	65,705
Celldex Therapeutics, Inc.*	1,524	53,889
Syndax Pharmaceuticals, Inc.*	2,439	51,999
Vaxcyte, Inc.*	1,210	58,153

		267,833

Building Products 1.5%

Hayward Holdings, Inc.*	6,821	91,129
Zurn Elkay Water Solutions Corp.	1,841	56,040

		147,169

Capital Markets 3.1%

AssetMark Financial Holdings, Inc.*	1,658	49,574
Bridge Investment Group Holdings, Inc. (Class A Stock)	4,384	54,844
Brightsphere Investment Group, Inc.	1,428	30,388
Hamilton Lane, Inc. (Class A Stock)	733	64,819

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Capital Markets (cont’d.)

Houlihan Lokey, Inc.	845	$84,373
Moelis & Co. (Class A Stock)	382	18,653

		302,651

Chemicals 1.0%

Avient Corp.	2,351	95,286

Commercial Services & Supplies 2.4%

ACV Auctions, Inc. (Class A Stock)*	5,674	99,238
Casella Waste Systems, Inc. (Class A Stock)*	1,299	104,816
VSE Corp.	554	29,778

		233,832

Construction & Engineering 1.9%

Concrete Pumping Holdings, Inc.*	6,782	54,731
Construction Partners, Inc. (Class A Stock)*	2,163	63,592
Great Lakes Dredge & Dock Corp.*	8,072	67,805

		186,128

Construction Materials 1.0%

Summit Materials, Inc. (Class A Stock)*	2,616	94,647

Consumer Staples Distribution & Retail 1.1%

Chefs’ Warehouse, Inc. (The)*	2,838	103,133
Performance Food Group Co.*	8	478

		103,611

Diversified REITs 0.1%

American Assets Trust, Inc.	607	13,658

Diversified Telecommunication Services 0.9%

Cogent Communications Holdings, Inc.	1,413	86,532

Electric Utilities 0.4%

PNM Resources, Inc.	931	41,727

Electronic Equipment, Instruments & Components 1.1%

Littelfuse, Inc.	358	109,047

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Energy Equipment & Services 3.3%

Cactus, Inc. (Class A Stock)	3,585	$182,046
Patterson-UTI Energy, Inc.	1,316	20,846
Weatherford International PLC*	1,451	120,578

		323,470

Financial Services 1.4%

Shift4 Payments, Inc. (Class A Stock)*	2,025	139,705

Food Products 2.5%

Adecoagro SA (Brazil)	7,341	81,485
Freshpet, Inc.*	833	61,259
Utz Brands, Inc.	6,253	104,738

		247,482

Health Care Equipment & Supplies 4.9%

CONMED Corp.	971	117,539
Inari Medical, Inc.*	1,426	81,382
Inspire Medical Systems, Inc.*	270	77,709
Integra LifeSciences Holdings Corp.*	1,236	56,201
Outset Medical, Inc.*	2,524	51,944
Silk Road Medical, Inc.*	1,821	41,591
Tandem Diabetes Care, Inc.*	1,603	55,977

		482,343

Health Care Providers & Services 3.2%

Acadia Healthcare Co., Inc.*	1,277	100,921
Guardant Health, Inc.*	1,563	60,988
LifeStance Health Group, Inc.*	5,136	48,227
Progyny, Inc.*	2,484	103,732

		313,868

Health Care Technology 0.9%

Phreesia, Inc.*	2,861	90,751

Hotel & Resort REITs 0.7%

Summit Hotel Properties, Inc.	11,152	71,819

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 3.4%

Bloomin’ Brands, Inc.	5,112	$137,360
Cava Group, Inc.*	712	40,662
Golden Entertainment, Inc.*	1,095	46,362
Wingstop, Inc.	648	109,240

		333,624

Household Durables 1.6%

Century Communities, Inc.	1,981	152,973

Independent Power & Renewable Electricity Producers 1.0%

NextEra Energy Partners LP	1,863	101,440

Industrial REITs 1.1%

Plymouth Industrial REIT, Inc.	4,853	110,503

Insurance 2.5%

Axis Capital Holdings Ltd.	2,806	154,667
James River Group Holdings Ltd.	2,452	45,337
Skyward Specialty Insurance Group, Inc.*	1,874	44,395

		244,399

IT Services 0.9%

Grid Dynamics Holdings, Inc.*	8,708	90,737

Leisure Products 1.1%

Brunswick Corp.	1,296	111,858

Life Sciences Tools & Services 0.9%

BioLife Solutions, Inc.*	2,096	41,669
Olink Holding AB (Sweden), ADR*	2,453	46,607

		88,276

Machinery 4.2%

Energy Recovery, Inc.*	2,416	73,639
Enerpac Tool Group Corp.	3,944	108,381
EnPro Industries, Inc.	406	56,345
Trinity Industries, Inc.	6,845	179,476

		417,841

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Marine Transportation 1.8%

Kirby Corp.*	2,211	$180,152

Metals & Mining 3.6%

B2Gold Corp. (Canada)	15,830	55,246
Constellium SE*	8,542	163,067
ERO Copper Corp. (Brazil)*	3,529	84,802
Materion Corp.	422	50,277

		353,392

Mortgage Real Estate Investment Trusts (REITs) 1.1%

Ladder Capital Corp.	9,535	104,790

Office REITs 0.3%

Cousins Properties, Inc.	1,038	25,358

Oil, Gas & Consumable Fuels 2.6%

Chord Energy Corp.	1,246	195,423
PDC Energy, Inc.	816	61,926

		257,349

Passenger Airlines 0.8%

Sun Country Airlines Holdings, Inc.*	3,431	73,972

Personal Care Products 2.5%

elf Beauty, Inc.*	2,067	241,260

Pharmaceuticals 2.6%

Pacira BioSciences, Inc.*	1,721	62,558
Prestige Consumer Healthcare, Inc.*	1,528	99,641
Revance Therapeutics, Inc.*	2,729	64,486
Verona Pharma PLC (United Kingdom), ADR*	1,207	26,663

		253,348

Professional Services 3.0%

ASGN, Inc.*	416	31,749
HireRight Holdings Corp.*	3,366	36,050

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Professional Services (cont’d.)

Huron Consulting Group, Inc.*	1,341	$126,818
Paycor HCM, Inc.*	3,771	101,289

		295,906

Real Estate Management & Development 0.3%

Marcus & Millichap, Inc.	837	30,701

Residential REITs 2.0%

Independence Realty Trust, Inc.	6,371	108,562
UMH Properties, Inc.	5,078	84,549

		193,111

Retail REITs 0.7%

Retail Opportunity Investments Corp.	4,937	72,722

Semiconductors & Semiconductor Equipment 3.8%

MACOM Technology Solutions Holdings, Inc.*	1,707	119,353
MaxLinear, Inc.*	1,477	36,438
SiTime Corp.*	401	51,733
Tower Semiconductor Ltd. (Israel)*	3,307	124,839
Universal Display Corp.	312	45,515

		377,878

Software 7.0%

Clear Secure, Inc. (Class A Stock)	3,488	82,700
Descartes Systems Group, Inc. (The) (Canada)*	587	45,710
EngageSmart, Inc.*	4,018	76,181
Intapp, Inc.*	2,032	83,434
PagerDuty, Inc.*	2,931	75,972
Q2 Holdings, Inc.*	2,240	79,453
Riskified Ltd. (Class A Stock)*	1,584	7,651
Sprout Social, Inc. (Class A Stock)*	2,742	156,678
Varonis Systems, Inc.*	2,905	83,373

		691,152

Specialized REITs 0.9%

National Storage Affiliates Trust	2,726	92,112

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Specialty Retail 1.6%

Boot Barn Holdings, Inc.*	1,077	$101,130
Citi Trends, Inc.*	895	16,871
Foot Locker, Inc.	1,582	42,508

		160,509

Textiles, Apparel & Luxury Goods 1.2%

Kontoor Brands, Inc.	2,863	121,277

Trading Companies & Distributors 1.6%

Core & Main, Inc. (Class A Stock)*	1,828	57,783
Herc Holdings, Inc.	748	100,105

		157,888

TOTAL LONG-TERM INVESTMENTS (cost $7,047,524)		9,565,123

SHORT-TERM INVESTMENT 3.6%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (cost $353,977)(wi)	353,977	353,977

TOTAL INVESTMENTS 100.8% (cost $7,401,501)		9,919,100
Liabilities in excess of other assets (0.8)%		(81,961)

NET ASSETS 100.0%		$9,837,139

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wi)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2023

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$107,010	$—	$—
Automobile Components	39,296	—	—
Banks	732,730	—	—
Biotechnology	267,833	—	—
Building Products	147,169	—	—
Capital Markets	302,651	—	—
Chemicals	95,286	—	—
Commercial Services & Supplies	233,832	—	—
Construction & Engineering	186,128	—	—
Construction Materials	94,647	—	—
Consumer Staples Distribution & Retail	103,611	—	—
Diversified REITs	13,658	—	—
Diversified Telecommunication Services	86,532	—	—
Electric Utilities	41,727	—	—
Electronic Equipment, Instruments & Components	109,047	—	—
Energy Equipment & Services	323,470	—	—
Financial Services	139,705	—	—
Food Products	247,482	—	—
Health Care Equipment & Supplies	482,343	—	—
Health Care Providers & Services	313,868	—	—
Health Care Technology	90,751	—	—
Hotel & Resort REITs	71,819	—	—
Hotels, Restaurants & Leisure	333,624	—	—
Household Durables	152,973	—	—
Independent Power & Renewable Electricity Producers	101,440	—	—
Industrial REITs	110,503	—	—
Insurance	244,399	—	—
IT Services	90,737	—	—
Leisure Products	111,858	—	—
Life Sciences Tools & Services	88,276	—	—
Machinery	417,841	—	—
Marine Transportation	180,152	—	—
Metals & Mining	353,392	—	—
Mortgage Real Estate Investment Trusts (REITs)	104,790	—	—
Office REITs	25,358	—	—
Oil, Gas & Consumable Fuels	257,349	—	—
Passenger Airlines	73,972	—	—

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Personal Care Products	$241,260	$—	$—
Pharmaceuticals	253,348	—	—
Professional Services	295,906	—	—
Real Estate Management & Development	30,701	—	—
Residential REITs	193,111	—	—
Retail REITs	72,722	—	—
Semiconductors & Semiconductor Equipment	377,878	—	—
Software	691,152	—	—
Specialized REITs	92,112	—	—
Specialty Retail	160,509	—	—
Textiles, Apparel & Luxury Goods	121,277	—	—
Trading Companies & Distributors	157,888	—	—
Short-Term Investment
Affiliated Mutual Fund	353,977	—	—

Total	$9,919,100	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2023 were as follows:

Banks	7.5%
Software	7.0
Health Care Equipment & Supplies	4.9
Machinery	4.2
Semiconductors & Semiconductor Equipment	3.8
Affiliated Mutual Fund	3.6
Metals & Mining	3.6
Hotels, Restaurants & Leisure	3.4
Energy Equipment & Services	3.3
Health Care Providers & Services	3.2
Capital Markets	3.1
Professional Services	3.0
Biotechnology	2.7
Oil, Gas & Consumable Fuels	2.6
Pharmaceuticals	2.6
Food Products	2.5
Insurance	2.5
Personal Care Products	2.5
Commercial Services & Supplies	2.4

Residential REITs	2.0%
Construction & Engineering	1.9
Marine Transportation	1.8
Specialty Retail	1.6
Trading Companies & Distributors	1.6
Household Durables	1.6
Building Products	1.5
Financial Services	1.4
Textiles, Apparel & Luxury Goods	1.2
Leisure Products	1.1
Industrial REITs	1.1
Electronic Equipment, Instruments & Components	1.1
Aerospace & Defense	1.1
Mortgage Real Estate Investment Trusts (REITs)	1.1
Consumer Staples Distribution & Retail	1.1
Independent Power & Renewable Electricity Producers	1.0
Chemicals	1.0
Construction Materials	1.0

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2023

Industry Classification (continued):

Specialized REITs	0.9%
Health Care Technology	0.9
IT Services	0.9
Life Sciences Tools & Services	0.9
Diversified Telecommunication Services	0.9
Passenger Airlines	0.8
Retail REITs	0.7
Hotel & Resort REITs	0.7
Electric Utilities	0.4

Automobile Components	0.4%
Real Estate Management & Development	0.3
Office REITs	0.3
Diversified REITs	0.1

100.8
Liabilities in excess of other assets	(0.8)

100.0%

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Statement of Assets & Liabilities

as of July 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $7,047,524)	$9,565,123
Affiliated investments (cost $353,977)	353,977
Receivable for Fund shares sold	29,993
Receivable for investments sold	9,451
Prepaid expenses	71

Total Assets	9,958,615

Liabilities

Payable for Fund shares purchased	41,325
Audit fee payable	24,250
Custodian and accounting fees payable	18,439
Payable for investments purchased	18,390
Professional fees payable	5,823
Shareholders’ reports fee payable	5,059
Accrued expenses and other liabilities	4,620
Management fee payable	2,626
Trustees’ fees payable	827
Affiliated transfer agent fee payable	117

Total Liabilities	121,476

Net Assets	$9,837,139

Net assets were comprised of:
Paid-in capital	$8,006,671
Total distributable earnings (loss)	1,830,468

Net assets, July 31, 2023	$9,837,139

Class R6

Net asset value, offering price and redemption price per share, ($9,837,139 ÷ 739,970 shares of beneficial interest issued and outstanding)	$13.29

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $1,860 foreign withholding tax)	$348,764
Affiliated dividend income	17,034
Income from securities lending, net (including affiliated income of $904)	1,175

Total income	366,973

Expenses
Management fee	207,004
Custodian and accounting fees	34,892
Professional fees	32,992
Audit fee	24,250
Shareholders’ reports	13,990
Trustees’ fees	9,864
Fund data services	9,772
Registration fees	2,173
Transfer agent’s fees and expenses (including affiliated expense of $746)	970
Miscellaneous	9,259

Total expenses	345,166
Less: Fee waiver and/or expense reimbursement	(81,718)

Net expenses	263,448

Net investment income (loss)	103,525

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions (including affiliated of $66)	608,894
In-kind redemptions(1)	1,644,775
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(5))	(257,543)

Net gain (loss) on investment transactions	1,996,126

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,099,651

(1) See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$103,525	$37,372
Net realized gain (loss) on investment transactions	2,253,669	(212,325)
Net change in unrealized appreciation (depreciation) on investments	(257,543)	(7,143,004)

Net increase (decrease) in net assets resulting from operations	2,099,651	(7,317,957)

Dividends and Distributions
Distributions from distributable earnings
Class R6	(107,054)	(6,812,364)
Tax return of capital distributions
Class R6	(37,626)	—

Total dividends and distributions	(144,680)	(6,812,364)

Fund share transactions
Net proceeds from shares sold (208,270 and 818,250 shares, respectively)	2,545,201	12,157,522
Net asset value of shares issued in reinvestment of dividends and distributions (12,047 and 454,158 shares, respectively)	144,680	6,812,364
Cost of shares purchased (1,895,538 and 543,115 shares, respectively)	(24,457,311)	(7,955,174)

Net increase (decrease) in net assets from Fund share transactions	(21,767,430)	11,014,712

Total increase (decrease)	(19,812,459)	(3,115,609)

Net Assets:
Beginning of year	29,649,598	32,765,207

End of year	$9,837,139	$29,649,598

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,
	2023	2022	2021	2020		2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.28	$19.43	$12.48	$11.82		$13.04
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.02	(0.06)	(-	)(b)	0.01
Net realized and unrealized gain (loss) on investment transactions	1.02	(2.98)	7.65	0.66		(0.53)
Total from investment operations	1.07	(2.96)	7.59	0.66		(0.52)
Less Dividends and Distributions:
Dividends from net investment income	(0.04)	-	-	-		(0.04)
Tax return of capital distributions	(0.02)	-	-	-		(0.01)
Distributions from net realized gains	-	(4.19)	(0.64)	-		(0.65)
Total dividends and distributions	(0.06)	(4.19)	(0.64)	-		(0.70)
Net asset value, end of year	$13.29	$12.28	$19.43	$12.48		$11.82
Total Return(c):	8.77%	(19.13)%	62.10%	5.50%		(3.26)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,837	$29,650	$32,765	$21,439		$17,371
Average net assets (000)	$27,601	$32,596	$28,667	$17,831		$16,167
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.95%	0.95%	0.95%	0.95%		0.95%
Expenses before waivers and/or expense reimbursement	1.25%	1.15%	1.19%	1.52%		1.64%
Net investment income (loss)	0.38%	0.11%	(0.39)%	(0.03)%		0.07%
Portfolio turnover rate(e)	40%	49%	67%	54%		36%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.7%

ASSET-BACKED SECURITY 0.2%

Credit Cards

Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7 (cost $111,349)	3.960%	10/13/30	100	$95,469

COMMERCIAL MORTGAGE-BACKED SECURITIES 7.0%
37 Capital CLO,
Series 2021-PF01, Class A4	2.253	11/15/54	100	79,689
BANK,
Series 2020-BN29, Class A3	1.742	11/15/53	100	76,962
Barclays Commercial Mortgage Securities Trust,
Series 2019-C04, Class A4	2.661	08/15/52	100	88,443
Benchmark Mortgage Trust,
Series 2018-B03, Class A3	3.746	04/10/51	30	28,770
Series 2020-B19, Class A3	1.787	09/15/53	175	152,111
Series 2020-B21, Class A4	1.704	12/17/53	100	79,496
Series 2021-B23, Class A4A1	1.823	02/15/54	200	153,878
Series 2021-B30, Class A4	2.329	11/15/54	150	120,223
BMO Mortgage Trust,
Series 2022-C01, Class A4	3.119	02/17/55	150	127,638
CCUBS Commercial Mortgage Trust,
Series 2017-C01, Class A3	3.283(cc)	11/15/50	90	81,580
CD Mortgage Trust,
Series 2017-CD06, Class A3	3.104	11/13/50	40	38,307
Citigroup Commercial Mortgage Trust,
Series 2016-P06, Class A4	3.458	12/10/49	111	103,470
Series 2017-P08, Class A3	3.203	09/15/50	75	68,457
Commercial Mortgage Trust,
Series 2015-PC01, Class A4	3.620	07/10/50	51	49,475
Series 2016-DC02, Class A5	3.765	02/10/49	25	23,497
CSAIL Commercial Mortgage Trust,
Series 2016-C07, Class A4	3.210	11/15/49	43	40,574
Deutsche Bank Commercial Mortgage Trust,
Series 2017-C06, Class A3	3.269	06/10/50	90	87,305
GS Mortgage Securities Trust,
Series 2020-GC47, Class A4	2.124	05/12/53	100	82,140
JPMCC Commercial Mortgage Securities Trust,
Series 2019-COR04, Class A3	3.763	03/10/52	125	113,580
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class A3	2.559	08/15/49	14	12,717

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
JPMorgan Chase Commercial Mortgage Securities Trust, (cont’d.)
Series 2016-JP04, Class A3	3.393%	12/15/49	125	$116,635
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class A3	3.077	03/15/48	59	56,014
Series 2016-C32, Class A3	3.459	12/15/49	119	109,908
Morgan Stanley Capital I Trust,
Series 2016-UB12, Class A3	3.337	12/15/49	123	113,660
Series 2018-L01, Class A3	4.139	10/15/51	250	234,068
Series 2021-L06, Class A3	2.196(cc)	06/15/54	225	180,001
UBS Commercial Mortgage Trust,
Series 2018-C08, Class A3	3.720	02/15/51	160	146,150
Series 2018-C09, Class ASB	4.090	03/15/51	55	52,917
Series 2018-C13, Class A3	4.069	10/15/51	200	188,468
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC25, Class A3	3.374	12/15/59	121	113,317
Series 2017-C39, Class A3	2.878	09/15/50	100	96,372
Series 2020-C55, Class A4	2.474	02/15/53	125	105,224

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $3,559,639)				3,121,046

CORPORATE BONDS 24.5%

Aerospace & Defense 0.7%

Boeing Co. (The),
Sr. Unsec’d. Notes	2.196	02/04/26	100	92,286
Sr. Unsec’d. Notes	2.250	06/15/26	15	13,714
Sr. Unsec’d. Notes	2.700	02/01/27	20	18,339
Sr. Unsec’d. Notes	3.100	05/01/26	10	9,464
Sr. Unsec’d. Notes	3.900	05/01/49	20	15,411
Sr. Unsec’d. Notes	5.805	05/01/50	70	70,419
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes	5.400	01/15/27	60	60,141
Northrop Grumman Corp.,
Sr. Unsec’d. Notes	4.750	06/01/43	20	18,565
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes	4.125	11/16/28	10	9,603

				307,942

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Agriculture 0.6%

Altria Group, Inc.,
Gtd. Notes	3.400%	02/04/41	70	$48,763
BAT Capital Corp. (United Kingdom),
Gtd. Notes	3.557	08/15/27	60	55,683
Gtd. Notes	4.700	04/02/27	10	9,736
Gtd. Notes	6.421	08/02/33	55	55,000
Philip Morris International, Inc.,
Sr. Unsec’d. Notes	5.125	02/15/30	60	59,609
Sr. Unsec’d. Notes	5.375	02/15/33	10	9,969
Sr. Unsec’d. Notes	5.625	11/17/29	15	15,328

				254,088

Airlines 0.2%

Southwest Airlines Co.,
Sr. Unsec’d. Notes	2.625	02/10/30	20	17,111
Sr. Unsec’d. Notes	5.125	06/15/27	45	44,881
United Airlines 2012-1 Class A Pass-Through Trust, Pass-Through Certificates	4.150	10/11/25	18	17,527

				79,519

Auto Manufacturers 0.2%

General Motors Co.,
Sr. Unsec’d. Notes	6.250	10/02/43	60	58,961
Sr. Unsec’d. Notes	6.750	04/01/46	15	15,283
General Motors Financial Co., Inc.,
Gtd. Notes	4.000	01/15/25	15	14,621

				88,865

Banks 6.0%

Bank of America Corp.,
Sr. Unsec’d. Notes	2.687(ff)	04/22/32	265	219,415
Sr. Unsec’d. Notes, MTN	2.496(ff)	02/13/31	115	96,431
Sr. Unsec’d. Notes, MTN	3.970(ff)	03/05/29	155	145,809
Sr. Unsec’d. Notes, MTN	4.083(ff)	03/20/51	30	25,015
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	2.645(ff)	06/24/31	160	129,047

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Citigroup, Inc.,
Sr. Unsec’d. Notes	2.666%(ff)	01/29/31	105	$88,879
Sr. Unsec’d. Notes	2.904(ff)	11/03/42	20	14,156
Sr. Unsec’d. Notes	2.976(ff)	11/05/30	115	99,768
Sr. Unsec’d. Notes	3.668(ff)	07/24/28	45	42,053
Sr. Unsec’d. Notes	3.980(ff)	03/20/30	30	27,821
Sr. Unsec’d. Notes	4.650	07/30/45	5	4,467
Sub. Notes	6.174(ff)	05/25/34	45	45,654
Discover Bank,
Sr. Unsec’d. Notes	4.650	09/13/28	15	13,890
Fifth Third Bancorp,
Sr. Unsec’d. Notes	6.339(ff)	07/27/29	10	10,185
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	1.992(ff)	01/27/32	60	47,199
Sr. Unsec’d. Notes	3.814(ff)	04/23/29	30	27,942
Sr. Unsec’d. Notes	4.223(ff)	05/01/29	170	161,203
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	4.583(ff)	06/19/29	85	80,134
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	1.953(ff)	02/04/32	20	15,915
Sr. Unsec’d. Notes	2.522(ff)	04/22/31	75	63,478
Sr. Unsec’d. Notes	2.580(ff)	04/22/32	40	33,188
Sr. Unsec’d. Notes	2.739(ff)	10/15/30	60	52,060
Sr. Unsec’d. Notes	3.509(ff)	01/23/29	205	190,390
Sr. Unsec’d. Notes	3.882(ff)	07/24/38	80	69,055
Sr. Unsec’d. Notes	4.452(ff)	12/05/29	44	42,371
Sub. Notes	3.875	09/10/24	55	53,906
Morgan Stanley,
Sr. Unsec’d. Notes	3.217(ff)	04/22/42	20	15,114
Sr. Unsec’d. Notes	5.123(ff)	02/01/29	20	19,779
Sr. Unsec’d. Notes, GMTN	2.699(ff)	01/22/31	85	72,352
Sr. Unsec’d. Notes, GMTN	4.431(ff)	01/23/30	70	66,812
Sr. Unsec’d. Notes, MTN	1.794(ff)	02/13/32	110	85,511
Sr. Unsec’d. Notes, MTN	1.928(ff)	04/28/32	165	128,910
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	5.582(ff)	06/12/29	20	20,032
Sub. Notes	3.900	04/29/24	50	49,173
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN	5.867(ff)	06/08/34	15	15,127

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

U.S. Bancorp,
Sr. Unsec’d. Notes	5.836%(ff)	06/12/34	20	$20,285
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes	4.550	04/17/26	100	96,801
Wells Fargo & Co.,
Sr. Unsec’d. Notes	3.000	10/23/26	55	51,307
Sr. Unsec’d. Notes	5.389(ff)	04/24/34	20	19,848
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	45	38,016
Sr. Unsec’d. Notes, MTN	2.879(ff)	10/30/30	195	168,728

				2,667,226

Beverages 0.4%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	4.900	02/01/46	145	137,490
Constellation Brands, Inc.,
Gtd. Notes	3.700	12/06/26	5	4,785
Gtd. Notes	4.400	11/15/25	10	9,818
Sr. Unsec’d. Notes	2.250	08/01/31	45	36,390

				188,483

Biotechnology 0.5%

Amgen, Inc.,
Sr. Unsec’d. Notes	2.600	08/19/26	120	111,565
Sr. Unsec’d. Notes	2.800	08/15/41	40	28,273
Sr. Unsec’d. Notes	5.250	03/02/30	90	90,469

				230,307

Building Materials 0.2%

Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes	2.400	07/15/31	35	28,609
Owens Corning,
Sr. Unsec’d. Notes	4.200	12/01/24	35	34,289
Sr. Unsec’d. Notes	4.300	07/15/47	35	28,672
Vulcan Materials Co.,
Sr. Unsec’d. Notes	4.500	06/15/47	5	4,407

				95,977

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals 0.3%

Dow Chemical Co. (The),
Sr. Unsec’d. Notes	4.625%	10/01/44	15	$12,914
FMC Corp.,
Sr. Unsec’d. Notes	3.450	10/01/29	15	13,156
Sr. Unsec’d. Notes	4.500	10/01/49	15	11,444
Sr. Unsec’d. Notes	5.650	05/18/33	30	29,007
LYB International Finance BV,
Gtd. Notes	4.875	03/15/44	30	25,937
LYB International Finance III LLC,
Gtd. Notes	3.375	10/01/40	5	3,698
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.900	03/27/28	20	19,674
Sr. Unsec’d. Notes	5.250	01/15/45	10	9,259
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes	4.500	06/01/47	10	8,738

				133,827

Commercial Services 0.4%

California Institute of Technology,
Sr. Unsec’d. Notes	3.650	09/01/2119	15	10,021
Equifax, Inc.,
Sr. Unsec’d. Notes	2.600	12/01/24	20	19,146
Massachusetts Institute of Technology,
Sr. Unsec’d. Notes, Series F	2.989	07/01/50	35	25,570
President & Fellows of Harvard College,
Unsec’d. Notes	3.150	07/15/46	9	6,836
Unsec’d. Notes	3.745	11/15/52	20	16,792
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes	3.610	02/15/2119	5	3,550
Unsec’d. Notes, Series 2020	2.396	10/01/50	15	9,569
University of Southern California,
Sr. Unsec’d. Notes	4.976	10/01/53	27	27,260
Unsec’d. Notes, Series 2017	3.841	10/01/47	10	8,558
Washington University (The),
Sr. Unsec’d. Notes, Series 2022	3.524	04/15/54	35	27,927
Yale University,
Unsec’d. Notes, Series 2020	2.402	04/15/50	45	29,054

				184,283

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Computers 0.2%

Apple, Inc.,
Sr. Unsec’d. Notes	3.250%	02/23/26	30	$28,912
Sr. Unsec’d. Notes	3.850	08/04/46	35	30,469
Genpact Luxembourg Sarl/Genpact USA, Inc.,
Gtd. Notes	1.750	04/10/26	35	31,429
Teledyne FLIR LLC,
Sr. Unsec’d. Notes	2.500	08/01/30	5	4,147

				94,957

Diversified Financial Services 0.3%

Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes	2.750	10/15/32	50	38,469
Sr. Unsec’d. Notes	5.875	07/21/28	30	29,925
Private Export Funding Corp.,
U.S. Gov’t. Gtd. Notes, Series KK	3.550	01/15/24	25	24,739
U.S. Gov’t. Gtd. Notes, Series PP	1.400	07/15/28	45	38,912

				132,045

Electric 3.5%

AEP Texas, Inc.,
Sr. Unsec’d. Notes	3.450	05/15/51	15	10,582
Sr. Unsec’d. Notes	3.800	10/01/47	30	22,331
Sr. Unsec’d. Notes, Series I	2.100	07/01/30	70	57,285
Alabama Power Co.,
Sr. Unsec’d. Notes	3.850	12/01/42	10	8,260
Sr. Unsec’d. Notes	6.125	05/15/38	35	37,267
Ameren Illinois Co.,
Sr. Sec’d. Notes	4.150	03/15/46	25	20,935
Arizona Public Service Co.,
Sr. Unsec’d. Notes	2.600	08/15/29	5	4,334
Sr. Unsec’d. Notes	3.500	12/01/49	25	17,422
Sr. Unsec’d. Notes	3.750	05/15/46	25	18,358
Sr. Unsec’d. Notes	6.350	12/15/32	25	26,470
Atlantic City Electric Co.,
First Mortgage	2.300	03/15/31	10	8,242
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes	6.125	04/01/36	15	15,795

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Commonwealth Edison Co.,
First Mortgage	4.600%	08/15/43	70	$63,507
First Mortgage	4.900	02/01/33	15	14,911
Connecticut Light & Power Co. (The),
First Mortgage	5.250	01/15/53	15	15,099
Dominion Energy South Carolina, Inc.,
First Mortgage	5.450	02/01/41	20	19,669
DTE Electric Co.,
General Ref. Mortgage	3.750	08/15/47	20	15,555
Duke Energy Carolinas LLC,
First Mortgage	4.250	12/15/41	15	12,894
First Ref. Mortgage	4.000	09/30/42	35	28,973
Duke Energy Corp.,
Sr. Unsec’d. Notes	2.650	09/01/26	70	64,900
Duke Energy Florida LLC,
First Mortgage	6.350	09/15/37	15	16,279
Duke Energy Indiana LLC,
First Mortgage, Series YYY	3.250	10/01/49	25	17,541
Entergy Texas, Inc.,
First Mortgage	1.750	03/15/31	45	35,708
Evergy Kansas Central, Inc.,
First Mortgage	4.125	03/01/42	15	12,494
First Mortgage	5.700	03/15/53	10	10,255
Eversource Energy,
Sr. Unsec’d. Notes, Series R	1.650	08/15/30	15	11,903
Florida Power & Light Co.,
First Mortgage	3.800	12/15/42	30	25,062
First Mortgage	5.250	02/01/41	25	24,982
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes	3.055	10/04/26	7	6,487
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes, Series IO	8.050	07/07/24	10	10,234
Nevada Power Co.,
General Ref. Mortgage, Series N	6.650	04/01/36	30	32,252
General Ref. Mortgage, Series R	6.750	07/01/37	10	10,859
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	2.750	11/01/29	25	21,830
Gtd. Notes	6.051	03/01/25	35	35,278
Pacific Gas & Electric Co.,
First Mortgage	3.950	12/01/47	55	37,866

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Pacific Gas & Electric Co., (cont’d.)
First Mortgage	4.000%	12/01/46	15	$10,150
First Mortgage	4.500	07/01/40	20	15,759
PacifiCorp,
First Mortgage	2.700	09/15/30	25	20,899
First Mortgage	4.125	01/15/49	40	30,406
First Mortgage	5.250	06/15/35	45	42,362
First Mortgage	6.000	01/15/39	15	14,843
PECO Energy Co.,
First Mortgage	2.800	06/15/50	5	3,277
First Mortgage	4.375	08/15/52	5	4,396
First Mortgage	4.900	06/15/33	10	9,946
PPL Electric Utilities Corp.,
First Mortgage	4.125	06/15/44	15	12,615
First Mortgage	4.150	10/01/45	20	16,906
First Mortgage	5.250	05/15/53	20	20,135
First Mortgage	6.250	05/15/39	10	10,860
Public Service Co. of Colorado,
First Mortgage	5.250	04/01/53	35	33,516
Public Service Electric & Gas Co.,
First Mortgage, MTN	3.600	12/01/47	5	3,942
First Mortgage, MTN	4.900	12/15/32	15	15,002
First Ref. Mortgage, MTN	3.950	05/01/42	10	8,380
Sec’d. Notes, MTN	4.650	03/15/33	60	58,869
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes	2.450	11/15/31	20	16,141
Puget Energy, Inc.,
Sr. Sec’d. Notes	4.100	06/15/30	75	67,852
San Diego Gas & Electric Co.,
First Mortgage	5.350	04/01/53	40	39,823
First Mortgage, Series RRR	3.750	06/01/47	5	3,878
First Mortgage, Series UUU	3.320	04/15/50	25	17,722
Sempra,
Sr. Unsec’d. Notes	3.300	04/01/25	55	53,094
Sr. Unsec’d. Notes	4.000	02/01/48	15	11,702
Southern California Edison Co.,
First Mortgage	4.900	06/01/26	50	49,556
First Ref. Mortgage	4.000	04/01/47	20	16,046
First Ref. Mortgage	4.650	10/01/43	40	35,024

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Tucson Electric Power Co.,
Sr. Unsec’d. Notes	3.250%	05/15/32	30	$26,033
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series A	6.000	05/15/37	20	20,867
Sr. Unsec’d. Notes, Series B	6.000	01/15/36	10	10,429
WEC Energy Group, Inc.,
Sr. Unsec’d. Notes	1.800	10/15/30	20	15,878
Xcel Energy, Inc.,
Sr. Unsec’d. Notes	1.750	03/15/27	25	22,168
Sr. Unsec’d. Notes	4.000	06/15/28	35	33,312

				1,563,607

Electronics 0.1%

Agilent Technologies, Inc.,
Sr. Unsec’d. Notes	2.300	03/12/31	45	36,978

Entertainment 0.1%

Warnermedia Holdings, Inc.,
Gtd. Notes	5.141	03/15/52	45	36,458

Foods 0.0%

Mondelez International, Inc.,
Sr. Unsec’d. Notes	2.750	04/13/30	10	8,727

Gas 0.3%

CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes	5.250	03/01/28	65	65,304
NiSource, Inc.,
Sr. Unsec’d. Notes	4.800	02/15/44	10	8,983
Sr. Unsec’d. Notes	5.250	02/15/43	30	28,581
Southern Co. Gas Capital Corp.,
Gtd. Notes	4.400	06/01/43	25	20,462
Spire Missouri, Inc.,
First Mortgage	4.800	02/15/33	20	19,610

				142,940

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Products 0.1%

Danaher Corp.,
Sr. Unsec’d. Notes	2.800%	12/10/51	15	$10,139
Stryker Corp.,
Sr. Unsec’d. Notes	3.375	11/01/25	10	9,603
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes	2.800	10/15/41	15	11,040

				30,782

Healthcare-Services 1.7%

Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes	3.387	10/15/49	15	11,011
AHS Hospital Corp.,
Sr. Unsec’d. Notes, Series 2021	2.780	07/01/51	10	6,463
Ascension Health,
Sr. Unsec’d. Notes, Series B	2.532	11/15/29	15	12,983
Baylor Scott & White Holdings,
Unsec’d. Notes, Series 2021	1.777	11/15/30	30	23,921
Children’s Health System of Texas,
Unsec’d. Notes	2.511	08/15/50	10	6,130
Children’s Hospital Corp. (The),
Gtd. Notes, Series 2017	4.115	01/01/47	10	8,500
CommonSpirit Health,
Sr. Sec’d. Notes	2.760	10/01/24	20	19,298
Elevance Health, Inc.,
Sr. Unsec’d. Notes	3.650	12/01/27	40	37,924
Sr. Unsec’d. Notes	4.101	03/01/28	45	43,287
Sr. Unsec’d. Notes	4.625	05/15/42	40	36,146
Kaiser Foundation Hospitals,
Gtd. Notes	4.150	05/01/47	15	12,951
Unsec’d. Notes, Series 2021	2.810	06/01/41	70	50,795
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes	5.000	07/01/42	30	29,141
Unsec’d. Notes, Series 2020	2.955	01/01/50	10	6,858
Methodist Hospital (The),
Unsec’d. Notes, Series 20A	2.705	12/01/50	25	16,071
Mount Sinai Hospitals Group, Inc.,
Sec’d. Notes, Series 2019	3.737	07/01/49	10	7,589
New York & Presbyterian Hospital (The),
Unsec’d. Notes	4.024	08/01/45	45	37,514

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

NYU Langone Hospitals,
Sec’d. Notes	4.368%	07/01/47	15	$13,149
OhioHealth Corp.,
Sec’d. Notes	2.297	11/15/31	30	24,350
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2020	1.375	11/15/25	5	4,531
Piedmont Healthcare, Inc.,
Sec’d. Notes, Series 2042	2.719	01/01/42	15	10,134
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A	2.532	10/01/29	10	8,473
Unsec’d. Notes, Series H	2.746	10/01/26	30	27,458
Sentara Healthcare,
Sr. Unsec’d. Notes, Series 2021	2.927	11/01/51	15	10,000
Stanford Health Care,
Unsec’d. Notes	3.027	08/15/51	30	20,514
Unsec’d. Notes, Series 2018	3.795	11/15/48	15	12,083
Sutter Health,
Unsec’d. Notes, Series 2018	4.091	08/15/48	30	24,499
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	3.050	05/15/41	30	22,887
Sr. Unsec’d. Notes	3.750	07/15/25	35	34,115
Sr. Unsec’d. Notes	4.250	06/15/48	15	13,095
Sr. Unsec’d. Notes	4.500	04/15/33	160	155,834
UPMC,
Sec’d. Notes	5.035	05/15/33	25	24,620

				772,324

Insurance 0.6%

Arch Capital Finance LLC,
Gtd. Notes	4.011	12/15/26	70	66,742
Chubb Corp. (The),
Gtd. Notes	6.000	05/11/37	15	16,150
CNA Financial Corp.,
Sr. Unsec’d. Notes	3.900	05/01/29	25	23,119
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes	3.900	04/05/32	30	26,457
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes	3.500	10/15/50	50	35,135

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)

Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes	5.625%	08/16/32	10	$9,460
Lincoln National Corp.,
Sr. Unsec’d. Notes	3.050	01/15/30	5	4,180
Loews Corp.,
Sr. Unsec’d. Notes	3.200	05/15/30	15	13,383
Markel Group, Inc.,
Sr. Unsec’d. Notes	3.450	05/07/52	5	3,501
Sr. Unsec’d. Notes	4.300	11/01/47	15	11,922
Unum Group,
Sr. Unsec’d. Notes	4.000	06/15/29	65	60,242

				270,291

Iron/Steel 0.0%

Nucor Corp.,
Sr. Unsec’d. Notes	4.300	05/23/27	15	14,616

Lodging 0.1%

Marriott International, Inc.,
Sr. Unsec’d. Notes, Series R	3.125	06/15/26	45	42,390

Machinery-Diversified 0.2%

Flowserve Corp.,
Sr. Unsec’d. Notes	2.800	01/15/32	10	7,999
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes	3.450	11/15/26	60	56,517
Gtd. Notes	4.950	09/15/28	30	29,233

				93,749

Media 0.7%

Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	3.700	04/01/51	35	22,144
Sr. Sec’d. Notes	4.800	03/01/50	15	11,346
Sr. Sec’d. Notes	5.375	04/01/38	45	38,554
Sr. Sec’d. Notes	6.484	10/23/45	75	70,080
Comcast Corp.,
Gtd. Notes	3.450	02/01/50	25	18,749

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Comcast Corp., (cont’d.)
Gtd. Notes	3.750%	04/01/40	10	$8,368
Gtd. Notes	5.500	05/15/64	35	35,080
Discovery Communications LLC,
Gtd. Notes	4.000	09/15/55	51	33,795
Gtd. Notes	4.125	05/15/29	20	18,378
Gtd. Notes	5.300	05/15/49	25	20,666
Walt Disney Co. (The),
Gtd. Notes	7.300	04/30/28	35	38,342

				315,502

Mining 0.8%

Barrick North America Finance LLC (Canada),
Gtd. Notes	5.700	05/30/41	85	85,860
Freeport-McMoRan, Inc.,
Gtd. Notes	4.125	03/01/28	20	18,885
Gtd. Notes	4.375	08/01/28	55	52,156
Gtd. Notes	5.400	11/14/34	25	24,272
Kinross Gold Corp. (Canada),
Sr. Unsec’d. Notes, 144A	6.250	07/15/33	45	44,333
Newmont Corp.,
Gtd. Notes	2.250	10/01/30	55	45,122
Gtd. Notes	2.800	10/01/29	45	39,075
Gtd. Notes	5.450	06/09/44	25	24,412

				334,115

Miscellaneous Manufacturing 0.4%

Carlisle Cos., Inc.,
Sr. Unsec’d. Notes	2.200	03/01/32	50	39,556
Pentair Finance Sarl,
Gtd. Notes	4.500	07/01/29	15	14,184
Teledyne Technologies, Inc.,
Gtd. Notes	2.250	04/01/28	65	57,122
Textron, Inc.,
Sr. Unsec’d. Notes	2.450	03/15/31	50	41,191

				152,053

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas 0.3%

BP Capital Markets America, Inc.,
Gtd. Notes	4.893%	09/11/33	20	$19,762
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	3.750	02/15/52	15	10,649
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.600	07/15/41	10	9,546
Equinor ASA (Norway),
Gtd. Notes	3.700	04/06/50	20	16,008
Exxon Mobil Corp.,
Sr. Unsec’d. Notes	4.114	03/01/46	15	13,113
Phillips 66 Co.,
Gtd. Notes	3.750	03/01/28	10	9,397
Gtd. Notes	4.900	10/01/46	25	22,037
TotalEnergies Capital International SA (France),
Gtd. Notes	2.829	01/10/30	25	22,327

				122,839

Packaging & Containers 0.1%

Berry Global, Inc.,
Sr. Sec’d. Notes	1.570	01/15/26	45	40,766

Pharmaceuticals 1.3%

AbbVie, Inc.,
Sr. Unsec’d. Notes	4.050	11/21/39	50	43,478
Sr. Unsec’d. Notes	4.550	03/15/35	35	33,299
Sr. Unsec’d. Notes	4.700	05/14/45	40	36,287
Astrazeneca Finance LLC (United Kingdom),
Gtd. Notes	2.250	05/28/31	10	8,402
Cigna Group (The),
Gtd. Notes	4.500	02/25/26	60	58,910
Gtd. Notes	4.900	12/15/48	15	13,837
CVS Health Corp.,
Sr. Unsec’d. Notes	4.300	03/25/28	10	9,682
Sr. Unsec’d. Notes	4.780	03/25/38	35	32,264
Sr. Unsec’d. Notes	5.125	02/21/30	65	64,669
Sr. Unsec’d. Notes	5.125	07/20/45	35	32,169
Mylan, Inc.,
Gtd. Notes	5.200	04/15/48	30	23,828

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes	2.050%	03/31/30	135	$111,726
Utah Acquisition Sub, Inc.,
Gtd. Notes	3.950	06/15/26	20	18,977
Viatris, Inc.,
Gtd. Notes	3.850	06/22/40	50	35,476
Gtd. Notes	4.000	06/22/50	30	20,290
Wyeth LLC,
Gtd. Notes	6.450	02/01/24	30	30,091
Gtd. Notes	6.500	02/01/34	15	16,868

				590,253

Pipelines 1.5%

Energy Transfer LP,
Sr. Unsec’d. Notes	3.900	07/15/26	55	52,641
Sr. Unsec’d. Notes	4.200	04/15/27	30	28,774
Sr. Unsec’d. Notes	4.750	01/15/26	40	39,262
Sr. Unsec’d. Notes	5.300	04/15/47	10	8,749
Sr. Unsec’d. Notes	6.000	06/15/48	25	23,761
Sr. Unsec’d. Notes	6.125	12/15/45	50	47,897
Sr. Unsec’d. Notes	6.625	10/15/36	10	10,355
Enterprise Products Operating LLC,
Gtd. Notes	4.850	03/15/44	40	36,607
MPLX LP,
Sr. Unsec’d. Notes	2.650	08/15/30	100	84,040
Sr. Unsec’d. Notes	4.500	04/15/38	20	17,245
Sr. Unsec’d. Notes	4.700	04/15/48	25	20,693
ONEOK, Inc.,
Gtd. Notes	3.100	03/15/30	110	94,674
Gtd. Notes	4.950	07/13/47	10	8,336
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	3.550	12/15/29	25	22,121
Targa Resources Corp.,
Gtd. Notes	4.200	02/01/33	15	13,403
Gtd. Notes	6.125	03/15/33	30	30,789
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	3.250	05/15/30	70	62,374
Sr. Unsec’d. Notes	4.600	03/15/48	25	21,438

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	3.750%	06/15/27	30	$28,453
Sr. Unsec’d. Notes	4.850	03/01/48	10	8,764

				660,376

Real Estate Investment Trusts (REITs) 0.8%

Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	2.500	08/16/31	50	39,133
Corporate Office Properties LP,
Gtd. Notes	2.900	12/01/33	30	21,551
CubeSmart LP,
Gtd. Notes	2.250	12/15/28	20	16,974
Essex Portfolio LP,
Gtd. Notes	1.700	03/01/28	15	12,738
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.250	01/15/32	10	8,177
Healthpeak Properties, Inc.,
Gtd. Notes	3.000	01/15/30	20	17,434
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series J	2.900	12/15/31	15	11,889
Kimco Realty OP LLC,
Gtd. Notes	1.900	03/01/28	55	46,778
Gtd. Notes	3.200	04/01/32	25	20,975
Realty Income Corp.,
Sr. Unsec’d. Notes	3.100	12/15/29	60	53,303
Sr. Unsec’d. Notes	3.400	01/15/28	10	9,293
Simon Property Group LP,
Sr. Unsec’d. Notes	2.450	09/13/29	30	25,490
Sr. Unsec’d. Notes	3.500	09/01/25	5	4,819
Spirit Realty LP,
Gtd. Notes	2.700	02/15/32	25	19,234
VICI Properties LP,
Sr. Unsec’d. Notes	4.750	02/15/28	25	23,969
Welltower OP LLC,
Gtd. Notes	2.700	02/15/27	10	9,205
WP Carey, Inc.,
Sr. Unsec’d. Notes	2.400	02/01/31	40	32,218

				373,180

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail 0.1%

Home Depot, Inc. (The),
Sr. Unsec’d. Notes	3.900%	06/15/47	20	$16,806
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes	3.100	05/03/27	20	18,745
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes	1.750	03/15/31	15	11,858
Sr. Unsec’d. Notes	4.700	06/15/32	10	9,629

				57,038

Semiconductors 0.4%

Broadcom, Inc.,
Gtd. Notes, 144A	3.500	02/15/41	20	14,852
Sr. Unsec’d. Notes, 144A	3.419	04/15/33	52	43,476
Sr. Unsec’d. Notes, 144A	4.926	05/15/37	85	77,302
Intel Corp.,
Sr. Unsec’d. Notes	5.625	02/10/43	5	5,054
Sr. Unsec’d. Notes	5.700	02/10/53	20	20,399
Sr. Unsec’d. Notes	5.900	02/10/63	20	20,672

				181,755

Software 0.7%

Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	3.100	03/01/41	10	7,115
Fiserv, Inc.,
Sr. Unsec’d. Notes	3.850	06/01/25	15	14,580
Intuit, Inc.,
Sr. Unsec’d. Notes	1.350	07/15/27	5	4,393
Microsoft Corp.,
Sr. Unsec’d. Notes	2.921	03/17/52	22	16,048
Oracle Corp.,
Sr. Unsec’d. Notes	2.800	04/01/27	85	78,420
Sr. Unsec’d. Notes	2.950	05/15/25	75	71,892
Sr. Unsec’d. Notes	3.600	04/01/50	5	3,557
Sr. Unsec’d. Notes	5.550	02/06/53	20	19,183
Sr. Unsec’d. Notes	6.900	11/09/52	30	33,616
ServiceNow, Inc.,
Sr. Unsec’d. Notes	1.400	09/01/30	30	23,769

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Software (cont’d.)

Workday, Inc.,
Sr. Unsec’d. Notes	3.500%	04/01/27	10	$9,496
Sr. Unsec’d. Notes	3.700	04/01/29	25	23,327

				305,396

Telecommunications 0.6%

AT&T, Inc.,
Sr. Unsec’d. Notes	3.500	06/01/41	100	74,462
Sr. Unsec’d. Notes	3.550	09/15/55	45	30,250
Sr. Unsec’d. Notes	3.800	12/01/57	25	17,379
T-Mobile USA, Inc.,
Gtd. Notes	3.000	02/15/41	45	32,590
Gtd. Notes	3.875	04/15/30	40	36,761
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	2.355	03/15/32	25	19,952
Sr. Unsec’d. Notes	2.650	11/20/40	5	3,418
Sr. Unsec’d. Notes	3.400	03/22/41	45	34,193
Sr. Unsec’d. Notes	4.016	12/03/29	10	9,325

				258,330

Transportation 0.1%

CSX Corp.,
Sr. Unsec’d. Notes	4.100	03/15/44	10	8,555
Union Pacific Corp.,
Sr. Unsec’d. Notes	3.000	04/15/27	15	14,119
Sr. Unsec’d. Notes	3.600	09/15/37	10	8,518
Sr. Unsec’d. Notes	3.799	04/06/71	5	3,795

				34,987

TOTAL CORPORATE BONDS (cost $12,527,580)				10,896,971

MUNICIPAL BONDS 0.9%

Arizona 0.1%

Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, BABs	4.839	01/01/41	35	33,885

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

California 0.2%

Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2	6.263%	04/01/49	35	$40,646
Los Angeles Department of Water & Power, Power System Revenue,
Revenue Bonds, BABs	5.716	07/01/39	20	21,304
State of California,
General Obligation Unlimited, Taxable, BABs	7.550	04/01/39	30	37,244

				99,194

Illinois 0.0%

State of Illinois,
General Obligation Unlimited, Taxable	5.100	06/01/33	25	24,431

Michigan 0.1%

Michigan Finance Authority,
Taxable, Revenue Bonds	3.384	12/01/40	15	11,953
University of Michigan,
Taxable, Revenue Bonds, Series B	2.437	04/01/40	25	18,355
Taxable, Revenue Bonds, Series B	3.504	04/01/52	15	11,829

				42,137

New Jersey 0.2%

New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F	7.414	01/01/40	60	74,134

New York 0.1%

New York State Dormitory Authority,
Taxable, Revenue Bonds, Series C	2.202	03/15/34	30	23,309
Port Authority of New York & New Jersey,
Consolidated, Taxable, Revenue Bonds, Series 174	4.458	10/01/62	15	13,673

				36,982

Ohio 0.1%

JobsOhio Beverage System,
Taxable, Revenue Bonds, Series A	2.833	01/01/38	5	3,917
Ohio State University (The),
Taxable, Revenue Bonds, Series A	4.048	12/01/56	12	10,095

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Ohio (cont’d.)

Ohio State University (The), (cont’d.)
Taxable, Revenue Bonds, Series A	4.800%	06/01/2111	15	$13,311
Taxable, Revenue Bonds, BABs, Series C	4.910	06/01/40	10	9,786

				37,109

Texas 0.0%

Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B	3.922	12/31/49	15	12,016

Virginia 0.1%

University of Virginia,
Taxable, Revenue Bonds, Series B	2.584	11/01/51	40	26,005

TOTAL MUNICIPAL BONDS (cost $471,290)				385,893

SOVEREIGN BONDS 1.9%

Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	3.500	01/11/28	200	188,334
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes	2.875	03/16/26	225	211,383
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes	4.500	04/22/29	200	193,496
Sr. Unsec’d. Notes, MTN	4.750	03/08/44	66	56,675
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes	2.783	01/23/31	32	27,166
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes	7.750	01/14/31	100	117,646
Province of Quebec (Canada),
Debentures, Series NN	7.125	02/09/24	30	30,234

TOTAL SOVEREIGN BONDS (cost $926,978)				824,934

U.S. GOVERNMENT AGENCY OBLIGATIONS 29.6%

Federal Home Loan Bank	4.250	09/10/32	20	19,406
Federal Home Loan Mortgage Corp.	1.500	10/01/50	203	156,664
Federal Home Loan Mortgage Corp.	2.000	01/01/32	26	23,722
Federal Home Loan Mortgage Corp.	2.000	12/01/50	387	314,272

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	2.000%	05/01/51	456	$370,114
Federal Home Loan Mortgage Corp.	2.000	07/01/51	123	99,399
Federal Home Loan Mortgage Corp.	2.500	07/01/31	66	61,175
Federal Home Loan Mortgage Corp.	2.500	04/01/51	243	205,499
Federal Home Loan Mortgage Corp.	2.500	10/01/51	333	284,522
Federal Home Loan Mortgage Corp.	3.000	02/01/32	20	18,386
Federal Home Loan Mortgage Corp.	3.000	02/01/32	23	21,463
Federal Home Loan Mortgage Corp.	3.000	01/01/37	8	7,244
Federal Home Loan Mortgage Corp.	3.000	12/01/37	11	10,242
Federal Home Loan Mortgage Corp.	3.000	12/01/42	81	73,176
Federal Home Loan Mortgage Corp.	3.000	11/01/46	22	19,644
Federal Home Loan Mortgage Corp.	3.000	01/01/47	143	127,681
Federal Home Loan Mortgage Corp.	3.000	03/01/47	98	86,987
Federal Home Loan Mortgage Corp.	3.000	12/01/47	55	49,196
Federal Home Loan Mortgage Corp.	3.000	12/01/47	83	73,702
Federal Home Loan Mortgage Corp.	3.500	11/01/37	13	12,003
Federal Home Loan Mortgage Corp.	3.500	06/01/42	19	18,115
Federal Home Loan Mortgage Corp.	3.500	04/01/46	25	22,691
Federal Home Loan Mortgage Corp.	3.500	11/01/47	34	31,086
Federal Home Loan Mortgage Corp.	3.500	11/01/47	41	38,006
Federal Home Loan Mortgage Corp.	3.500	02/01/48	120	110,675
Federal Home Loan Mortgage Corp.	3.500	04/01/48	242	222,345
Federal Home Loan Mortgage Corp.	4.000	11/01/37	111	106,681
Federal Home Loan Mortgage Corp.	4.000	10/01/45	22	20,802
Federal Home Loan Mortgage Corp.	4.000	05/01/46	44	41,975
Federal Home Loan Mortgage Corp.	4.000	03/01/47	21	20,312
Federal Home Loan Mortgage Corp.	4.000	01/01/48	35	33,324
Federal Home Loan Mortgage Corp.	4.500	07/01/47	44	43,017
Federal Home Loan Mortgage Corp.	4.500	12/01/48	11	10,920
Federal Home Loan Mortgage Corp.	4.500	08/01/52	283	270,743
Federal Home Loan Mortgage Corp.	6.250	07/15/32	45	52,036
Federal Home Loan Mortgage Corp.	6.750	03/15/31	25	29,064
Federal National Mortgage Assoc.	0.500	06/17/25	50	46,023
Federal National Mortgage Assoc.	0.500	11/07/25	30	27,230
Federal National Mortgage Assoc.	0.875	08/05/30	10	7,994
Federal National Mortgage Assoc.	1.500	10/01/50	216	166,387
Federal National Mortgage Assoc.	1.500	11/01/50	218	167,712
Federal National Mortgage Assoc.	1.500	02/01/51	195	150,106
Federal National Mortgage Assoc.	2.000	05/01/36	495	437,246
Federal National Mortgage Assoc.	2.000	07/01/36	118	104,757
Federal National Mortgage Assoc.	2.000	07/01/40	166	137,804
Federal National Mortgage Assoc.	2.000	01/01/41	387	329,379

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	2.000%	05/01/41	396	$335,690
Federal National Mortgage Assoc.	2.000	09/01/50	291	236,886
Federal National Mortgage Assoc.	2.000	12/01/50	153	125,689
Federal National Mortgage Assoc.	2.000	01/01/51	276	224,073
Federal National Mortgage Assoc.	2.000	03/01/51	126	102,680
Federal National Mortgage Assoc.	2.000	05/01/51	225	182,699
Federal National Mortgage Assoc.	2.500	02/05/24	65	64,025
Federal National Mortgage Assoc.	2.500	06/01/28	51	47,925
Federal National Mortgage Assoc.	2.500	01/01/32	66	61,022
Federal National Mortgage Assoc.	2.500	02/01/43	31	26,288
Federal National Mortgage Assoc.	2.500	09/01/46	30	25,961
Federal National Mortgage Assoc.	2.500	09/01/46	53	45,412
Federal National Mortgage Assoc.	2.500	05/01/50	179	152,242
Federal National Mortgage Assoc.	2.500	08/01/50	336	284,940
Federal National Mortgage Assoc.	2.500	10/01/50	376	318,893
Federal National Mortgage Assoc.	2.500	04/01/51	744	629,753
Federal National Mortgage Assoc.	2.500	08/01/51	101	85,289
Federal National Mortgage Assoc.	3.000	11/01/28	33	31,231
Federal National Mortgage Assoc.	3.000	01/01/30	67	64,062
Federal National Mortgage Assoc.	3.000	12/01/36	24	22,314
Federal National Mortgage Assoc.	3.000	10/01/42	14	12,780
Federal National Mortgage Assoc.	3.000	12/01/42	89	79,423
Federal National Mortgage Assoc.	3.000	02/01/43	168	151,063
Federal National Mortgage Assoc.	3.000	04/01/43	45	39,942
Federal National Mortgage Assoc.	3.000	08/01/43	129	115,590
Federal National Mortgage Assoc.	3.000	01/01/47	147	130,582
Federal National Mortgage Assoc.	3.000	02/01/47	99	88,122
Federal National Mortgage Assoc.	3.000	01/01/50	279	245,690
Federal National Mortgage Assoc.	3.500	08/01/31	25	24,302
Federal National Mortgage Assoc.	3.500	10/01/32	11	10,537
Federal National Mortgage Assoc.	3.500	06/01/33	16	15,151
Federal National Mortgage Assoc.	3.500	01/01/42	62	57,432
Federal National Mortgage Assoc.	3.500	03/01/42	61	57,222
Federal National Mortgage Assoc.	3.500	10/01/42	175	163,207
Federal National Mortgage Assoc.	3.500	11/01/42	41	38,102
Federal National Mortgage Assoc.	3.500	08/01/43	56	51,614
Federal National Mortgage Assoc.	3.500	03/01/45	98	90,644
Federal National Mortgage Assoc.	3.500	01/01/46	19	17,347
Federal National Mortgage Assoc.	3.500	12/01/46	182	167,032
Federal National Mortgage Assoc.	3.500	01/01/47	39	36,241
Federal National Mortgage Assoc.	3.500	09/01/47	58	53,783
Federal National Mortgage Assoc.	4.000	01/01/41	112	107,589

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	4.000%	04/01/41	62	$59,115
Federal National Mortgage Assoc.	4.000	02/01/47	59	56,129
Federal National Mortgage Assoc.	4.000	04/01/48	101	96,052
Federal National Mortgage Assoc.	4.000	12/01/48	91	86,452
Federal National Mortgage Assoc.	4.000	03/01/49	192	182,424
Federal National Mortgage Assoc.	4.000	04/01/52	224	209,108
Federal National Mortgage Assoc.	4.336(s)	03/17/31	50	35,486
Federal National Mortgage Assoc.	4.500	03/01/41	52	50,936
Federal National Mortgage Assoc.	4.500	02/01/44	49	48,350
Federal National Mortgage Assoc.	4.500	01/01/45	54	52,887
Federal National Mortgage Assoc.	4.500	04/01/48	29	28,504
Federal National Mortgage Assoc.	4.500	05/01/48	9	8,862
Federal National Mortgage Assoc.	4.500	08/01/48	12	11,228
Federal National Mortgage Assoc.	4.500	02/01/49	9	9,184
Federal National Mortgage Assoc.	4.500	06/01/52	108	103,346
Federal National Mortgage Assoc.	4.500	07/01/52	246	235,235
Federal National Mortgage Assoc.	5.000	11/01/35	72	72,011
Federal National Mortgage Assoc.	5.000	06/01/40	14	14,394
Federal National Mortgage Assoc.	5.000	03/01/42	29	28,932
Federal National Mortgage Assoc.	5.500	11/01/52	355	353,319
Federal National Mortgage Assoc.	6.625	11/15/30	40	46,001
Government National Mortgage Assoc.	2.500	03/20/43	7	6,183
Government National Mortgage Assoc.	2.500	12/20/46	12	10,626
Government National Mortgage Assoc.	2.500	05/20/51	419	362,163
Government National Mortgage Assoc.	2.500	10/20/51	239	205,810
Government National Mortgage Assoc.	3.000	01/20/43	63	57,440
Government National Mortgage Assoc.	3.000	04/20/45	25	22,808
Government National Mortgage Assoc.	3.000	07/20/46	44	40,041
Government National Mortgage Assoc.	3.000	09/20/46	45	40,704
Government National Mortgage Assoc.	3.000	03/20/49	53	47,310
Government National Mortgage Assoc.	3.000	06/20/51	87	77,707
Government National Mortgage Assoc.	3.000	08/20/51	220	196,783
Government National Mortgage Assoc.	3.500	12/20/42	128	119,549
Government National Mortgage Assoc.	3.500	01/20/44	35	32,698
Government National Mortgage Assoc.	3.500	04/20/45	18	17,136
Government National Mortgage Assoc.	3.500	07/20/46	79	74,005
Government National Mortgage Assoc.	3.500	08/20/46	121	112,717
Government National Mortgage Assoc.	3.500	09/20/46	19	17,478
Government National Mortgage Assoc.	3.500	07/20/47	51	47,695
Government National Mortgage Assoc.	3.500	11/20/47	34	31,404
Government National Mortgage Assoc.	4.000	12/20/45	55	52,371
Government National Mortgage Assoc.	4.000	10/20/46	3	3,032

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	4.000%	03/20/47	26	$24,483
Government National Mortgage Assoc.	4.000	07/20/47	32	30,787
Government National Mortgage Assoc.	4.000	09/20/47	84	80,275
Government National Mortgage Assoc.	4.000	03/20/49	13	12,577
Government National Mortgage Assoc.	4.500	04/20/41	11	11,129
Government National Mortgage Assoc.	4.500	03/20/44	29	29,007
Government National Mortgage Assoc.	4.500	12/20/44	27	26,871
Government National Mortgage Assoc.	4.500	11/20/46	14	13,579
Government National Mortgage Assoc.	4.500	01/20/47	4	4,370
Government National Mortgage Assoc.	5.000	04/20/45	22	21,965
Government National Mortgage Assoc.	5.500	12/15/33	8	8,228
Tennessee Valley Authority, Sr. Unsec’d. Notes	0.750	05/15/25	25	23,146
Tennessee Valley Authority, Sr. Unsec’d. Notes	1.500	09/15/31	40	32,108

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $15,017,481)				13,183,536

U.S. TREASURY OBLIGATIONS 33.6%
U.S. Treasury Bonds	1.250	05/15/50	1,005	548,039
U.S. Treasury Bonds	1.375	11/15/40	330	215,995
U.S. Treasury Bonds	1.750	08/15/41	515	355,051
U.S. Treasury Bonds	2.000	02/15/50	355	236,352
U.S. Treasury Bonds	2.250	05/15/41	1,515	1,143,352
U.S. Treasury Bonds	2.375	05/15/51	65	46,922
U.S. Treasury Bonds	2.500	02/15/46	135	101,292
U.S. Treasury Bonds	2.750	08/15/47	155	121,336
U.S. Treasury Bonds	3.625	02/15/53	135	125,951
U.S. Treasury Bonds	3.875	05/15/43	70	66,916
U.S. Treasury Bonds	4.000	11/15/42	325	316,570
U.S. Treasury Bonds	4.000	11/15/52	80	79,962
U.S. Treasury Notes	0.375	01/31/26	285	256,455
U.S. Treasury Notes	0.750	04/30/26	20	18,045
U.S. Treasury Notes	0.875	06/30/26	1,110	1,001,602
U.S. Treasury Notes	1.250	11/30/26	990	893,552
U.S. Treasury Notes	1.250	12/31/26	215	193,769
U.S. Treasury Notes	1.500	11/30/28	886	773,291
U.S. Treasury Notes	1.750	03/15/25	1,345	1,275,070
U.S. Treasury Notes	2.000	08/15/25	285	269,214
U.S. Treasury Notes	2.625	02/15/29	325	300,346
U.S. Treasury Notes	2.750	07/31/27	1,675	1,579,211
U.S. Treasury Notes	2.750	05/31/29	315	292,261
U.S. Treasury Notes	2.875	05/15/28	500	471,172

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Notes	2.875%	05/15/32	450	$413,367
U.S. Treasury Notes	3.000	07/15/25	275	265,182
U.S. Treasury Notes	3.125	11/15/28	65	61,786
U.S. Treasury Notes	3.375	05/15/33	90	85,823
U.S. Treasury Notes	4.000	06/30/28	130	128,964
U.S. Treasury Notes	4.125	07/31/28	100	99,820
U.S. Treasury Notes	4.125	11/15/32	405	409,619
U.S. Treasury Notes	4.250	12/31/24	715	705,392
U.S. Treasury Notes	4.250	05/31/25	1,830	1,806,768
U.S. Treasury Strips Coupon	1.225(s)	02/15/41	15	7,055
U.S. Treasury Strips Coupon	1.371(s)	05/15/42	55	24,256
U.S. Treasury Strips Coupon	1.394(s)	11/15/41	20	9,041
U.S. Treasury Strips Coupon	1.450(s)	08/15/42	15	6,554
U.S. Treasury Strips Coupon	1.463(s)	11/15/42	35	15,157
U.S. Treasury Strips Coupon	2.045(s)	11/15/36	45	26,000
U.S. Treasury Strips Coupon	2.230(s)	05/15/39	50	25,711
U.S. Treasury Strips Coupon	2.271(s)	08/15/39	185	93,909
U.S. Treasury Strips Coupon	2.350(s)	05/15/44	140	56,935
U.S. Treasury Strips Coupon	2.444(s)	02/15/36	65	38,827
U.S. Treasury Strips Coupon	3.277(s)	08/15/41	35	15,996

TOTAL U.S. TREASURY OBLIGATIONS (cost $15,930,764)				14,977,888

TOTAL LONG-TERM INVESTMENTS (cost $48,545,081)				43,485,737

			Shares

SHORT-TERM INVESTMENT 1.6%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (cost $726,361)(wj)			726,361	726,361

TOTAL INVESTMENTS 99.3% (cost $49,271,442)				44,212,098
Other assets in excess of liabilities	0.7%			317,308

NET ASSETS 100.0%				$44,529,406

Below is a list of the abbreviation(s) used in the annual report:

# Principal amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wj)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Security
Credit Cards	$—	$95,469	$—
Commercial Mortgage-Backed Securities	—	3,121,046	—
Corporate Bonds	—	10,896,971	—
Municipal Bonds	—	385,893	—
Sovereign Bonds	—	824,934	—
U.S. Government Agency Obligations	—	13,183,536	—
U.S. Treasury Obligations.	—	14,977,888	—
Short-Term Investment
Affiliated Mutual Fund	726,361	—	—

Total	$726,361	$43,485,737	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2023 were as follows:

U.S. Treasury Obligations	33.6%
U.S. Government Agency Obligations	29.6
Commercial Mortgage-Backed Securities	7.0

Banks	6.0%
Electric	3.5
Sovereign Bonds	1.9

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Industry Classification (continued):

Healthcare-Services	1.7%
Affiliated Mutual Fund	1.6
Pipelines	1.5
Pharmaceuticals	1.3
Municipal Bonds	0.9
Real Estate Investment Trusts (REITs)	0.8
Mining	0.8
Media	0.7
Aerospace & Defense	0.7
Software	0.7
Insurance	0.6
Telecommunications	0.6
Agriculture	0.6
Biotechnology	0.5
Beverages	0.4
Commercial Services	0.4
Semiconductors	0.4
Miscellaneous Manufacturing	0.4
Gas	0.3
Chemicals	0.3
Diversified Financial Services	0.3
Oil & Gas	0.3

Building Materials	0.2%
Credit Cards	0.2
Computers	0.2
Machinery-Diversified	0.2
Auto Manufacturers	0.2
Airlines	0.2
Retail	0.1
Lodging	0.1
Packaging & Containers	0.1
Electronics	0.1
Entertainment	0.1
Transportation	0.1
Healthcare-Products	0.1
Iron/Steel	0.0	*
Foods	0.0	*

	99.3
Other assets in excess of liabilities	0.7

	100.0%

*	Less than 0.05%

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Statement of Assets & Liabilities

as of July 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $48,545,081)	$43,485,737
Affiliated investments (cost $726,361)	726,361
Receivable for investments sold	341,641
Dividends and interest receivable	263,453
Receivable for Fund shares sold	91,427
Due from Manager	1,293
Prepaid expenses and other assets	101

Total Assets	44,910,013

Liabilities

Payable for investments purchased	284,411
Audit fee payable	55,550
Custodian and accounting fees payable	19,619
Accrued expenses and other liabilities	17,724
Payable for Fund shares purchased	2,378
Trustees’ fees payable	846
Affiliated transfer agent fee payable	79

Total Liabilities	380,607

Net Assets	$44,529,406

Net assets were comprised of:
Paid-in capital	$53,631,563
Total distributable earnings (loss)	(9,102,157)

Net assets, July 31, 2023	$44,529,406

Class R6

Net asset value, offering price and redemption price per share, ($44,529,406 ÷ 5,205,810 shares of beneficial interest issued and outstanding)	$8.55

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)

Income
Interest income	$1,513,103
Unaffiliated dividend income	29,891
Affiliated dividend income	13,346

Total income	1,556,340

Expenses
Management fee	132,998
Audit fee	55,550
Professional fees	37,674
Custodian and accounting fees	36,514
Shareholders’ reports	16,701
Trustees’ fees	10,116
Fund data services	8,893
Transfer agent’s fees and expenses (including affiliated expense of $ 531)	679
Registration fees	421
Miscellaneous	13,970

Total expenses	313,516
Less: Fee waiver and/or expense reimbursement	(65,982)

Net expenses	247,534

Net investment income (loss)	1,308,806

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions	(2,081,573)
Net change in unrealized appreciation (depreciation) on investments	(1,044,366)

Net gain (loss) on investment transactions	(3,125,939)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(1,817,133)

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,308,806	$870,799
Net realized gain (loss) on investment transactions	(2,081,573)	(1,011,792)
Net change in unrealized appreciation (depreciation) on investments	(1,044,366)	(6,139,343)

Net increase (decrease) in net assets resulting from operations	(1,817,133)	(6,280,336)

Dividends and Distributions
Distributions from distributable earnings
Class R6	(1,499,460)	(1,404,487)
Tax return of capital distributions
Class R6	(480)	—

Total dividends and distributions	(1,499,940)	(1,404,487)

Fund share transactions
Net proceeds from shares sold (957,777 and 4,134,711 shares, respectively)	8,266,722	40,966,836
Net asset value of shares issued in reinvestment of dividends and distributions (174,137 and 142,730 shares, respectively)	1,499,940	1,388,737
Cost of shares purchased (1,576,977 and 4,666,383 shares, respectively)	(13,605,604)	(45,765,768)

Net increase (decrease) in net assets from Fund share transactions	(3,838,942)	(3,410,195)

Total increase (decrease)	(7,156,015)	(11,095,018)

Net Assets:

Beginning of year	51,685,421	62,780,439

End of year	$44,529,406	$51,685,421

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.15		$10.39	$10.81	$10.12	$9.66
Income (loss) from investment operations:
Net investment income (loss)	0.23		0.15	0.13	0.22	0.25
Net realized and unrealized gain (loss) on investment transactions	(0.57)		(1.16)	(0.25)	0.73	0.49
Total from investment operations	(0.34)		(1.01)	(0.12)	0.95	0.74
Less Dividends and Distributions:
Dividends from net investment income	(0.26)		(0.20)	(0.21)	(0.26)	(0.28)
Tax return of capital distributions	(-	)(b)	-	-	-	-
Distributions from net realized gains	-		(0.03)	(0.09)	-	-
Total dividends and distributions	(0.26)		(0.23)	(0.30)	(0.26)	(0.28)
Net asset value, end of year	$8.55		$9.15	$10.39	$10.81	$10.12
Total Return(c):	(3.66)%		(9.79)%	(1.07)%	9.50%	7.74%

Ratios/Supplemental Data:
Net assets, end of year (000)	$44,529		$51,685	$62,780	$57,963	$46,905
Average net assets (000)	$49,258		$58,320	$62,768	$50,192	$42,668
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.50%		0.50%	0.50%	0.50%	0.50%
Expenses before waivers and/or expense reimbursement	0.63%		0.55%	0.55%	0.67%	0.77%
Net investment income (loss)	2.66%		1.49%	1.28%	2.07%	2.55%
Portfolio turnover rate(e)(f)	191%		171%	194%	174%	107%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM TIPS Fund

Schedule of Investments

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.8%

U.S. TREASURY OBLIGATIONS
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%	01/15/30	7,435	$6,692,261
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	01/15/31	3,359	2,985,712
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	07/15/31	227	201,146
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	02/15/51	1,250	807,981
U.S. Treasury Inflation Indexed Bonds, TIPS	0.250	01/15/25	5,014	4,809,674
U.S. Treasury Inflation Indexed Bonds, TIPS	0.250	02/15/50	2,833	1,923,645
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375	01/15/27	4,501	4,232,724
U.S. Treasury Inflation Indexed Bonds, TIPS	0.500	01/15/28	5,881	5,523,691
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	01/15/26	12,396	11,836,564
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	02/15/43	2,123	1,705,663
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750	02/15/42	4,058	3,390,337
U.S. Treasury Inflation Indexed Bonds, TIPS	0.875	01/15/29	7,672	7,300,385
U.S. Treasury Inflation Indexed Bonds, TIPS	0.875	02/15/47	132	108,417
U.S. Treasury Inflation Indexed Bonds, TIPS	1.000	02/15/48	43	36,271
U.S. Treasury Inflation Indexed Bonds, TIPS	1.000	02/15/49	2,006	1,682,667
U.S. Treasury Inflation Indexed Bonds, TIPS	2.000	01/15/26	7,976	7,870,712
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	02/15/40	964	1,017,782
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	02/15/41	2,174	2,297,905
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375	01/15/25	97	95,674
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375	01/15/27	664	667,548
U.S. Treasury Inflation Indexed Bonds, TIPS	2.500	01/15/29	1,317	1,361,970
U.S. Treasury Inflation Indexed Bonds, TIPS	3.375	04/15/32	10,777	12,200,044
U.S. Treasury Inflation Indexed Bonds, TIPS	3.625	04/15/28	38	40,431

TOTAL LONG-TERM INVESTMENTS (cost $83,886,793)				78,789,204

			Shares

SHORT-TERM INVESTMENT 4.3%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (cost $3,433,071)(wj)			3,433,071	3,433,071

TOTAL INVESTMENTS 102.1% (cost $87,319,864)				82,222,275
Liabilities in excess of other assets (2.1)%				(1,700,713)

NET ASSETS 100.0%				$80,521,562

See Notes to Financial Statements.

PGIM TIPS Fund

Schedule of Investments (continued)

as of July 31, 2023

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(wj)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
U.S. Treasury Obligations	$—	$78,789,204	$—
Short-Term Investment
Affiliated Mutual Fund	3,433,071	—	—

Total	$3,433,071	$78,789,204	$—

Sector Allocations:

The sector allocations of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2023 were as follows:

U.S. Treasury Obligations	97.8%

Affiliated Mutual Fund	4.3%

102.1
Liabilities in excess of other assets	(2.1)

100.0%

See Notes to Financial Statements.

PGIM TIPS Fund

Statement of Assets & Liabilities

as of July 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $83,886,793)	$78,789,204
Affiliated investments (cost $3,433,071)	3,433,071
Receivable for investments sold	2,300,144
Receivable for Fund shares sold	303,035
Interest receivable	190,908
Prepaid expenses	176

Total Assets	85,016,538

Liabilities

Payable for investments purchased	4,410,699
Accrued expenses and other liabilities	66,204
Management fee payable	12,356
Payable for Fund shares purchased	4,760
Trustees’ fees payable	874
Affiliated transfer agent fee payable	83

Total Liabilities	4,494,976

Net Assets	$80,521,562

Net assets were comprised of:
Paid-in capital	$96,157,786
Total distributable earnings (loss)	(15,636,224)

Net assets, July 31, 2023	$80,521,562

Class R6

Net asset value, offering price and redemption price per share, ($80,521,562 ÷ 9,474,258 shares of beneficial interest issued and outstanding)	$8.50

See Notes to Financial Statements.

PGIM TIPS Fund

Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)

Income
Interest income	$3,804,808
Affiliated dividend income	28,463
Unaffiliated dividend income	18,803

Total income	3,852,074

Expenses
Management fee	193,435
Professional fees	35,208
Custodian and accounting fees	34,530
Audit fee	32,300
Shareholders’ reports	13,579
Trustees’ fees	10,970
Fund data services	8,893
SEC registration fees	788
Transfer agent’s fees and expenses (including affiliated expense of $ 518)	669
Registration fees	422
Miscellaneous	11,620

Total expenses	342,414

Less: Fee waiver and/or expense reimbursement	(3,338)

Net expenses	339,076

Net investment income (loss)	3,512,998

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions	(6,682,362)
Net change in unrealized appreciation (depreciation) on investments	(1,652,352)

Net gain (loss) on investment transactions	(8,334,714)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(4,821,716)

See Notes to Financial Statements.

PGIM TIPS Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$3,512,998	$5,582,965
Net realized gain (loss) on investment transactions	(6,682,362)	(842,753)
Net change in unrealized appreciation (depreciation) on investments	(1,652,352)	(8,085,886)

Net increase (decrease) in net assets resulting from operations	(4,821,716)	(3,345,674)

Dividends and Distributions
Distributions from distributable earnings
Class R6	(4,062,626)	(8,160,025)

Fund share transactions
Net proceeds from shares sold (2,328,137 and 4,731,082 shares, respectively)	20,157,393	47,044,350
Net asset value of shares issued in reinvestment of dividends and distributions (463,474 and 812,739 shares, respectively)	4,062,626	8,158,022
Cost of shares purchased (2,919,634 and 3,680,859 shares, respectively)	(25,476,194)	(36,827,372)

Net increase (decrease) in net assets from Fund share transactions	(1,256,175)	18,375,000

Total increase (decrease)	(10,140,517)	6,869,301

Net Assets:

Beginning of year	90,662,079	83,792,778

End of year	$80,521,562	$90,662,079

See Notes to Financial Statements.

PGIM TIPS Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.44	$10.83	$10.67	$9.87	$9.61
Income (loss) from investment operations:
Net investment income (loss)	0.36	0.68	0.36	0.01	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.88)	(1.08)	0.32	0.94	0.30
Total from investment operations	(0.52)	(0.40)	0.68	0.95	0.51
Less Dividends and Distributions:
Dividends from net investment income	(0.42)	(0.78)	(0.43)	(0.15)	(0.25)
Distributions from net realized gains	-	(0.21)	(0.09)	-	-
Total dividends and distributions	(0.42)	(0.99)	(0.52)	(0.15)	(0.25)
Net asset value, end of year	$8.50	$9.44	$10.83	$10.67	$9.87
Total Return(b):	(5.52)%	(3.91)%	6.49%	9.83%	5.38%

Ratios/Supplemental Data:
Net assets, end of year (000)	$80,522	$90,662	$83,793	$48,736	$35,938
Average net assets (000)	$84,102	$83,845	$79,151	$38,800	$30,412
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.40%	0.39%	0.40%	0.40%	0.40%
Expenses before waivers and/or expense reimbursement	0.40%	0.39%	0.41%	0.58%	0.72%
Net investment income (loss)	4.18%	6.66%	3.39%	0.12%	2.17%
Portfolio turnover rate(d)	68%	73%	72%	102%	40%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Schedule of Investments

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SHORT-TERM INVESTMENTS 99.8%

U.S. TREASURY OBLIGATIONS(n) 84.7%
U.S. Treasury Bills	4.725%	11/02/23	20,000	$19,728,012
U.S. Treasury Bills	4.756	11/02/23(bb)(k)	9,000	8,877,605
U.S. Treasury Bills	5.389	01/11/24	24,000	23,428,064

TOTAL U.S. TREASURY OBLIGATIONS (cost $52,087,973)				52,033,681

			Shares

UNAFFILIATED FUND 15.1%
Dreyfus Government Cash Management (Institutional Shares)(bb) (cost $9,275,315)			9,275,315	9,275,315

TOTAL INVESTMENTS 99.8% (cost $61,363,288)				61,308,996
Other assets in excess of liabilities(z) 0.2%				107,290

NET ASSETS 100.0%				$61,416,286

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(bb)	Represents security, or a portion thereof, held in the Cayman Subsidiary.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown is the effective yield at purchase date.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Consolidated Schedule of Investments:

Commodity Futures contracts outstanding at July 31, 2023(1):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Long Positions:
57	Brent Crude	Nov. 2023	$4,842,150	$500,437
29	Coffee ’C’	Sep. 2023	1,790,569	(152,261)
27	Copper	Sep. 2023	2,705,400	143,989
150	Corn	Sep. 2023	3,780,000	(299,116)
38	Cotton No. 2	Dec. 2023	1,609,680	63,981
20	Gasoline RBOB	Sep. 2023	2,432,220	382,450

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Schedule of Investments

(continued)

as of July 31, 2023

Commodity Futures contracts outstanding at July 31, 2023(1) (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Long Positions (cont’d):
45	Gold 100 OZ	Dec. 2023	$9,041,400	$176,728
26	Hard Red Winter Wheat	Sep. 2023	1,056,575	7,771
42	Lean Hogs	Oct. 2023	1,444,800	70,522
20	Live Cattle	Oct. 2023	1,436,200	12,443
12	LME Lead	Sep. 2023	646,500	37,847
15	LME Nickel	Sep. 2023	1,998,180	79,864
33	LME PRI Aluminum	Sep. 2023	1,871,108	2,407
34	LME Zinc	Sep. 2023	2,180,514	226,608
20	Low Sulphur Gas Oil	Sep. 2023	1,720,000	331,457
146	Natural Gas	Sep. 2023	3,845,640	311,184
12	NY Harbor ULSD	Sep. 2023	1,504,692	306,020
18	Silver	Sep. 2023	2,247,480	99,587
42	Soybean	Nov. 2023	2,796,675	291,395
46	Soybean Meal	Dec. 2023	1,821,140	119,724
88	Soybean Oil	Dec. 2023	3,167,472	450,459
67	Sugar No. 11	Oct. 2023	1,809,214	(5,185)
18	Wheat	Sep. 2023	599,175	30,780
75	WTI Crude	Sep. 2023	6,135,000	688,639

				3,877,730

Short Positions:
1	LME Lead	Sep. 2023	53,875	(2,727)
12	LME PRI Aluminum	Sep. 2023	680,403	(23,481)
11	LME Zinc	Sep. 2023	705,460	(42,656)

				(68,864)

				$3,808,866

(1)	Represents positions held in the Cayman Subsidiary.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

MSC	$277,862	$6,904,804

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Schedule of Investments

(continued)

as of July 31, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Short-Term Investments
U.S. Treasury Obligations	$—	$52,033,681	$—
Unaffiliated Fund	9,275,315	—	—

Total	$9,275,315	$52,033,681	$—

Other Financial Instruments*
Assets
Commodity Futures Contracts	$4,334,292	$—	$—

Liabilities
Commodity Futures Contracts	$(525,426)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Sector Allocation:

The sector allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2023 were as follows:

U.S. Treasury Obligations	84.7%
Unaffiliated Fund	15.1

99.8
Other assets in excess of liabilities	0.2

100.0%

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Schedule of Investments

(continued)

as of July 31, 2023

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is commodity risk. See the Notes to Consolidated Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2023 as presented in the Consolidated Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Due from/to broker-variation margin futures	$4,334,292	*	Due from/to broker-variation margin futures	$525,426	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended July 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Commodity contracts	$(20,907,161)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Commodity contracts	$9,461,307

For the year ended July 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$78,650,057

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Schedule of Investments

(continued)

as of July 31, 2023

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Short Positions (1)	$ 4,352,763

*	Average volume is based on average quarter end balances as noted for the year ended July 31, 2023.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Statement of Assets & Liabilities

as of July 31, 2023

Assets

Unaffiliated investments (cost $61,363,288)	$61,308,996
Receivable for Fund shares sold	1,014,508
Deposit with broker for centrally cleared/exchange-traded derivatives	277,862
Interest receivable	43,708
Prepaid expenses	73

Total Assets	62,645,147

Liabilities

Payable for Fund shares purchased	1,067,884
Due to broker—variation margin futures	71,604
Accrued expenses and other liabilities	44,183
Audit fees payable	28,300
Management fee payable	15,630
Trustees’ fees payable	857
Affiliated transfer agent fee payable	403

Total Liabilities	1,228,861

Net Assets	$61,416,286

Net assets were comprised of:
Paid-in capital	$77,906,085
Total distributable earnings (loss)	(16,489,799)

Net assets, July 31, 2023	$61,416,286

Class Z

Net asset value, offering price and redemption price per share, ($737,558 ÷ 102,089 shares of beneficial interest issued and outstanding)	$7.22

Class R6

Net asset value, offering price and redemption price per share, ($60,678,728 ÷ 8,413,711 shares of beneficial interest issued and outstanding)	$7.21

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)

Income
Interest income	$2,316,642
Unaffiliated dividend income	432,800

Total income	2,749,442

Expenses
Management fee	346,129
Professional fees	54,304
Custodian and accounting fees	36,265
Audit fee	28,300
Registration fees(a)	25,851
Shareholders’ reports	24,665
Fund data services	16,796
Transfer agent’s fees and expenses (including affiliated expense of $ 2,632)(a)	13,820
Trustees’ fees	10,844
SEC registration fees	908
Miscellaneous	11,568

Total expenses	569,450
Less: Fee waiver and/or expense reimbursement(a)	(81,571)

Net expenses	487,879

Net investment income (loss)	2,261,563

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	(291,559)
Futures transactions	(20,907,161)

(21,198,720)

Net change in unrealized appreciation (depreciation) on:
Investments	51,056
Futures	9,461,307

9,512,363

Net gain (loss) on investment transactions	(11,686,357)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(9,424,794)

(a)	Class specific expenses and waivers were as follows:

	Class Z	Class R6
Registration fees	25,441	410
Transfer agent’s fees and expenses	11,138	2,682
Fee waiver and/or expense reimbursement	(35,776)	(45,795)

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$2,261,563	$(120,051)
Net realized gain (loss) on investment transactions	(21,198,720)	24,360,060
Net change in unrealized appreciation (depreciation) on investments	9,512,363	(7,097,037)

Net increase (decrease) in net assets resulting from operations	(9,424,794)	17,142,972

Dividends and Distributions
Distributions from distributable earnings
Class Z	(1,647,571)	—
Class R6	(17,608,485)	(19,775,119)

Total dividends and distributions	(19,256,056)	(19,775,119)

Fund share transactions
Net proceeds from shares sold	29,022,918	38,749,715
Net asset value of shares issued in reinvestment of dividends and distributions	19,256,056	19,775,119
Cost of shares purchased	(39,292,909)	(36,502,919)

Net increase (decrease) in net assets from Fund share transactions	8,986,065	22,021,915

Total increase (decrease)	(19,694,785)	19,389,768

Net Assets:

Beginning of year	81,111,071	61,721,303

End of year	$61,416,286	$81,111,071

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Financial Highlights

Class Z Shares

	Year Ended July 31, 2023	December 14, 2021(a) through July 31, 2022

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.53	$7.94
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.01	(c)
Net realized and unrealized gain (loss) on investment transactions	(1.23)	2.58
Total from investment operations	(0.99)	2.59
Less Dividends and Distributions:
Dividends from net investment income	(2.32)	-
Net asset value, end of period	$7.22	$10.53
Total Return(d):	(10.36)%	32.62%

Ratios/Supplemental Data:
Net assets, end of period (000)	$738	$532
Average net assets (000)	$5,071	$424
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.70%	0.70	%(f)
Expenses before waivers and/or expense reimbursement	1.41%	9.94	%(f)
Net investment income (loss)	3.10%	0.08	%(f)
Portfolio turnover rate(g)	0%	0%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Financial Highlights (continued)

Class R6 Shares
	Year Ended July 31,

	2023	2022	2021	2020		2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.53	$12.02	$8.34	$9.44		$10.31
Income (loss) from investment operations:
Net investment income (loss)	0.24	(0.02)	(0.05)	0.01		0.14
Net realized and unrealized gain (loss) on investment transactions	(1.22)	2.45	3.73	(1.01)		(0.74)
Total from investment operations	(0.98)	2.43	3.68	(1.00)		(0.60)
Less Dividends and Distributions:
Dividends from net investment income	(2.34)	(3.92)	-	(0.10)		(0.27)
Tax return of capital distributions	-	-	-	(-	)(b)	-
Total dividends and distributions	(2.34)	(3.92)	-	(0.10)		(0.27)
Net asset value, end of year	$7.21	$10.53	$12.02	$8.34		$9.44
Total Return(c):	(10.42)%	30.61%	44.12%	(10.74)%		(5.69)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$60,679	$80,579	$61,721	$38,553		$21,123
Average net assets (000)	$69,187	$67,445	$53,974	$28,308		$19,634
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.65%	0.62%	0.64%	0.80%		0.80%
Expenses before waivers and/or expense reimbursement	0.72%	0.68%	0.71%	0.94%		1.10%
Net investment income (loss)	3.04%	(0.18)%	(0.53)%	0.17%		1.42%
Portfolio turnover rate(e)	0%	0%	0%	0%		0%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments

as of July 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 100.2%

COMMON STOCKS 99.0%

Aerospace & Defense 1.9%

BWX Technologies, Inc.	60	$4,140
Curtiss-Wright Corp.	180	34,445
Hexcel Corp.	1,440	101,779
Woodward, Inc.	895	107,740

		248,104

Automobile Components 2.6%

Adient PLC*	296	12,598
Autoliv, Inc. (Sweden)	50	5,046
BorgWarner, Inc.	850	39,525
Gentex Corp.	3,325	111,653
Goodyear Tire & Rubber Co. (The)*	1,250	20,100
Lear Corp.	510	78,928
Modine Manufacturing Co.*	700	26,292
Visteon Corp.*	310	47,768

		341,910

Automobiles 0.8%

Harley-Davidson, Inc.	2,625	101,351

Banks 5.1%

Associated Banc-Corp.	2,700	51,165
Cadence Bank	1,400	35,070
Dime Community Bancshares, Inc.	600	13,440
East West Bancorp, Inc.	983	61,152
First Foundation, Inc.	3,400	24,854
Flushing Financial Corp.	500	7,890
FNB Corp.	3,881	49,638
Fulton Financial Corp.	2,075	29,672
Heartland Financial USA, Inc.	1,000	34,340
HomeStreet, Inc.	1,600	14,720
New York Community Bancorp, Inc.	2,700	37,449
Old National Bancorp	1,250	21,288
Pinnacle Financial Partners, Inc.	690	52,371
Popular, Inc. (Puerto Rico)	180	13,059
Synovus Financial Corp.	1,840	62,376
Valley National Bancorp	2,918	29,939

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)

Webster Financial Corp.	1,675	$79,261
Wintrust Financial Corp.	671	56,606

		674,290

Beverages 1.2%

Celsius Holdings, Inc.*	590	85,373
Coca-Cola Consolidated, Inc.	120	76,009

		161,382

Biotechnology 1.8%

Neurocrine Biosciences, Inc.*	830	84,569
United Therapeutics Corp.*	630	152,913

		237,482

Broadline Retail 0.7%

Macy’s, Inc.	5,850	97,051

Building Products 3.2%

Builders FirstSource, Inc.*	230	33,219
Carlisle Cos., Inc.	35	9,702
Fortune Brands Innovations, Inc.	510	36,246
Lennox International, Inc.	125	45,930
Masonite International Corp.*	230	24,046
Owens Corning	1,174	164,348
UFP Industries, Inc.	1,035	106,357

		419,848

Capital Markets 2.6%

Affiliated Managers Group, Inc.	540	74,866
Federated Hermes, Inc.	100	3,383
Interactive Brokers Group, Inc. (Class A Stock)	290	25,326
Invesco Ltd.	300	5,040
Janus Henderson Group PLC	2,200	64,570
Jefferies Financial Group, Inc.	1,521	55,957
SEI Investments Co.	1,300	81,887
Stifel Financial Corp.	363	23,065
Virtu Financial, Inc. (Class A Stock)	300	5,568

		339,662

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Chemicals 1.9%

AdvanSix, Inc.	200	$8,022
Avient Corp.	1,175	47,623
Axalta Coating Systems Ltd.*	3,300	105,600
Cabot Corp.	166	11,786
Olin Corp.	1,190	68,639
Rayonier Advanced Materials, Inc.*	1,700	8,041

		249,711

Commercial Services & Supplies 0.6%

Brink’s Co. (The)	175	12,768
Clean Harbors, Inc.*	118	19,619
Enviri Corp.*	500	4,715
Stericycle, Inc.*	200	8,498
Tetra Tech, Inc.	165	27,919

		73,519

Communications Equipment 0.3%

Extreme Networks, Inc.*	1,600	42,544

Construction & Engineering 2.7%

AECOM	1,394	121,278
EMCOR Group, Inc.	763	164,076
Fluor Corp.*	500	15,490
Sterling Infrastructure, Inc.*	200	11,998
Valmont Industries, Inc.	135	35,741

		348,583

Construction Materials 1.0%

Eagle Materials, Inc.	712	131,271

Consumer Staples Distribution & Retail 1.6%

BJ’s Wholesale Club Holdings, Inc.*	1,330	88,192
Performance Food Group Co.*	125	7,470
US Foods Holding Corp.*	2,800	119,644

		215,306

Containers & Packaging 1.6%

Berry Global Group, Inc.	1,420	93,109

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Containers & Packaging (cont’d.)

Graphic Packaging Holding Co.	2,900	$70,180
Sonoco Products Co.	400	23,456
Westrock Co.	550	18,310

		205,055

Diversified Consumer Services 0.7%

Frontdoor, Inc.*	500	17,460
Graham Holdings Co. (Class B Stock)	100	58,675
Perdoceo Education Corp.*	1,425	19,024

		95,159

Electric Utilities 1.0%

ALLETE, Inc.	475	27,279
Hawaiian Electric Industries, Inc.	625	23,994
NRG Energy, Inc.	1,700	64,583
Portland General Electric Co.	400	19,068

		134,924

Electrical Equipment 2.9%

Acuity Brands, Inc.	489	80,802
EnerSys	820	88,823
Hubbell, Inc.	370	115,440
nVent Electric PLC	1,089	57,586
Vertiv Holdings Co.	1,300	33,813

		376,464

Electronic Equipment, Instruments & Components 3.2%

Arrow Electronics, Inc.*	110	15,680
Avnet, Inc.	500	24,250
Belden, Inc.	1,055	101,955
Crane NXT Co.	700	41,405
Jabil, Inc.	793	87,761
TD SYNNEX Corp.	741	73,144
Vishay Intertechnology, Inc.	300	8,445
Vontier Corp.	2,000	61,860

		414,500

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Energy Equipment & Services 0.5%

ChampionX Corp.	450	$16,020
DMC Global, Inc.*	1,600	30,176
U.S. Silica Holdings, Inc.*	1,150	14,962

		61,158

Financial Services 2.1%

Essent Group Ltd.	275	13,640
Euronet Worldwide, Inc.*	595	52,283
MGIC Investment Corp.	1,200	20,088
Voya Financial, Inc.	1,515	112,504
Western Union Co. (The)	3,800	46,284
WEX, Inc.*	135	25,562

		270,361

Food Products 1.1%

Ingredion, Inc.	1,067	118,714
Pilgrim’s Pride Corp.*	290	7,183
Post Holdings, Inc.*	195	16,634

		142,531

Gas Utilities 1.1%

National Fuel Gas Co.	550	29,211
Spire, Inc.	260	16,528
UGI Corp.	3,682	99,377

		145,116

Ground Transportation 1.6%

Avis Budget Group, Inc.*	230	50,666
Hertz Global Holdings, Inc.*	2,300	38,755
Ryder System, Inc.	1,045	106,747
Saia, Inc.*	20	8,463

		204,631

Health Care Equipment & Supplies 3.2%

DENTSPLY SIRONA, Inc.	500	20,760
Enovis Corp.*	1,425	91,057
Haemonetics Corp.*	1,140	105,154
Integra LifeSciences Holdings Corp.*	998	45,379

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)

Lantheus Holdings, Inc.*	930	$80,436
Shockwave Medical, Inc.*	200	52,120
Tactile Systems Technology, Inc.*	1,200	27,492

		422,398

Health Care Providers & Services 2.8%

Chemed Corp.	57	29,702
Encompass Health Corp.	1,585	104,658
HealthEquity, Inc.*	400	27,176
Option Care Health, Inc.*	200	6,756
Patterson Cos., Inc.	700	23,023
Progyny, Inc.*	1,100	45,936
Tenet Healthcare Corp.*	1,700	127,041

		364,292

Health Care REITs 0.7%

Diversified Healthcare Trust	5,650	11,809
Medical Properties Trust, Inc.	2,850	28,756
Sabra Health Care REIT, Inc.	4,000	51,960

		92,525

Hotel & Resort REITs 0.8%

Hersha Hospitality Trust (Class A Stock)	2,950	18,467
Park Hotels & Resorts, Inc.	6,700	91,321

		109,788

Hotels, Restaurants & Leisure 2.6%

Aramark	1,000	40,370
Boyd Gaming Corp.	435	29,719
Century Casinos, Inc.*	3,144	24,995
Hilton Grand Vacations, Inc.*	800	37,200
Light & Wonder, Inc.*	650	45,695
Marriott Vacations Worldwide Corp.	250	32,128
Texas Roadhouse, Inc.	880	98,164
Wingstop, Inc.	130	21,915
Wyndham Hotels & Resorts, Inc.	200	15,584

		345,770

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Household Durables 2.4%

KB Home	1,700	$91,749
Taylor Morrison Home Corp.*	2,125	102,892
Toll Brothers, Inc.	1,441	115,756

		310,397

Household Products 0.6%

Energizer Holdings, Inc.	2,300	82,110

Industrial REITs 1.9%

Americold Realty Trust, Inc.	2,200	71,324
EastGroup Properties, Inc.	330	58,469
First Industrial Realty Trust, Inc.	825	42,653
Rexford Industrial Realty, Inc.	1,100	60,599
STAG Industrial, Inc.	600	21,780

		254,825

Insurance 3.3%

Brighthouse Financial, Inc.*	300	15,639
CNA Financial Corp.	200	7,832
CNO Financial Group, Inc.	950	24,434
eHealth, Inc.*	1,400	10,584
Old Republic International Corp.	200	5,514
Primerica, Inc.	165	35,095
Reinsurance Group of America, Inc.	938	131,648
RenaissanceRe Holdings Ltd. (Bermuda)	150	28,014
RLI Corp.	70	9,339
Selectquote, Inc.*	13,775	26,035
Unum Group	2,975	144,615

		438,749

Interactive Media & Services 0.8%

TripAdvisor, Inc.*	4,550	84,858
Ziff Davis, Inc.*	220	15,954

		100,812

IT Services 0.6%

Kyndryl Holdings, Inc.*	6,225	85,034

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Leisure Products 0.8%

Brunswick Corp.	1,060	$91,488
Polaris, Inc.	140	19,018

		110,506

Life Sciences Tools & Services 0.7%

Bruker Corp.	695	47,760
Medpace Holdings, Inc.*	170	43,039

		90,799

Machinery 5.1%

AGCO Corp.	906	120,589
Donaldson Co., Inc.	1,472	92,486
Esab Corp.	325	22,328
Graco, Inc.	550	43,631
ITT, Inc.	1,224	121,910
Oshkosh Corp.	990	91,149
Terex Corp.	1,950	114,328
Timken Co. (The)	660	61,288
Wabash National Corp.	200	4,736

		672,445

Marine Transportation 0.1%

Kirby Corp.*	220	17,926

Media 0.6%

Integral Ad Science Holding Corp.*	3,600	75,060

Metals & Mining 2.2%

Cleveland-Cliffs, Inc.*	2,700	47,655
Commercial Metals Co.	1,925	110,148
Reliance Steel & Aluminum Co.	99	28,993
United States Steel Corp.	4,125	105,188

		291,984

Mortgage Real Estate Investment Trusts (REITs) 0.1%

Granite Point Mortgage Trust, Inc.	1,300	7,449

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Multi-Utilities 0.8%

Black Hills Corp.	1,450	$87,478
NiSource, Inc.	800	22,272

		109,750

Office REITs 0.1%

Hudson Pacific Properties, Inc.	2,950	17,317

Oil, Gas & Consumable Fuels 3.3%

Antero Midstream Corp.	4,875	58,208
Chord Energy Corp.	50	7,842
Equitrans Midstream Corp.	2,200	22,814
HF Sinclair Corp.	2,350	122,411
Murphy Oil Corp.	2,000	86,540
Ovintiv, Inc.	100	4,609
PBF Energy, Inc. (Class A Stock)	2,250	106,740
Southwestern Energy Co.*	4,525	29,322

		438,486

Passenger Airlines 0.6%

Alaska Air Group, Inc.*	900	43,767
JetBlue Airways Corp.*	3,750	29,138

		72,905

Personal Care Products 0.4%

Coty, Inc. (Class A Stock)*	1,100	13,244
elf Beauty, Inc.*	350	40,852

		54,096

Pharmaceuticals 1.2%

Jazz Pharmaceuticals PLC*	900	117,378
Perrigo Co. PLC	1,225	44,884

		162,262

Professional Services 3.6%

Concentrix Corp.	1,053	87,652
Conduent, Inc.*	1,200	4,152
ExlService Holdings, Inc.*	380	53,561
Genpact Ltd.	1,825	65,864

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Professional Services (cont’d.)

Insperity, Inc.	279	$32,824
KBR, Inc.	700	43,043
Paylocity Holding Corp.*	550	124,768
Science Applications International Corp.	460	55,816

		467,680

Real Estate Management & Development 0.9%

Jones Lang LaSalle, Inc.*	264	43,969
Zillow Group, Inc. (Class A Stock)*	600	31,932
Zillow Group, Inc. (Class C Stock)*	800	43,328

		119,229

Residential REITs 0.1%

Veris Residential, Inc. *	500	9,340

Retail REITs 0.6%

Kite Realty Group Trust	1,300	29,744
NNN REIT, Inc.	500	21,340
RPT Realty	600	6,522
Spirit Realty Capital, Inc.	500	20,165

		77,771

Semiconductors & Semiconductor Equipment 3.2%

Allegro MicroSystems, Inc. (Japan)*	2,050	105,801
Amkor Technology, Inc.	3,170	92,215
Axcelis Technologies, Inc.*	70	14,034
Cirrus Logic, Inc.*	420	33,936
Lattice Semiconductor Corp.*	1,345	122,314
Universal Display Corp.	330	48,140

		416,440

Software 3.4%

ACI Worldwide, Inc.*	300	6,957
Dynatrace, Inc.*	2,575	140,826
Manhattan Associates, Inc.*	424	80,823
NCR Corp.*	3,450	92,736
Teradata Corp.*	2,175	123,649

		444,991

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Specialized REITs 1.1%

EPR Properties	1,175	$52,452
Lamar Advertising Co. (Class A Stock)	901	88,929

		141,381

Specialty Retail 2.2%

AutoNation, Inc.*	490	78,880
Bath & Body Works, Inc.	100	3,706
Dick’s Sporting Goods, Inc.	535	75,435
Five Below, Inc.*	335	69,794
Murphy USA, Inc.	50	15,352
Valvoline, Inc.	450	17,086
Williams-Sonoma, Inc.	230	31,887

		292,140

Technology Hardware, Storage & Peripherals 0.6%

Xerox Holdings Corp.	5,050	80,699

Textiles, Apparel & Luxury Goods 2.3%

Deckers Outdoor Corp.*	160	86,990
PVH Corp.	1,110	99,501
Skechers USA, Inc. (Class A Stock)*	2,000	111,160

		297,651

Trading Companies & Distributors 0.7%

MSC Industrial Direct Co., Inc. (Class A Stock)	340	34,313
Veritiv Corp.	88	12,331
WESCO International, Inc.	285	50,038

		96,682

Water Utilities 0.7%

Essential Utilities, Inc.	2,275	96,210

Wireless Telecommunication Services 0.1%

Telephone & Data Systems, Inc.	800	6,416

TOTAL COMMON STOCKS (cost $10,921,226)		13,006,228

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

UNAFFILIATED EXCHANGE-TRADED FUND 1.2%

iShares Core S&P Mid-Cap ETF (cost $135,645)	572	$155,813

TOTAL LONG-TERM INVESTMENTS (cost $11,056,871)		13,162,041

SHORT-TERM INVESTMENT 0.3%

AFFILIATED MUTUAL FUND

PGIM Core Government Money Market Fund (cost $42,196)(wi)	42,196	42,196

TOTAL INVESTMENTS 100.5% (cost $11,099,067)		13,204,237
Liabilities in excess of other assets (0.5)%		(65,866)

NET ASSETS 100.0%		$13,138,371

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wi)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$248,104	$—	$—
Automobile Components	341,910	—	—
Automobiles	101,351	—	—
Banks	674,290	—	—

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2023

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Beverages	$161,382	$—	$—
Biotechnology	237,482	—	—
Broadline Retail	97,051	—	—
Building Products	419,848	—	—
Capital Markets	339,662	—	—
Chemicals	249,711	—	—
Commercial Services & Supplies	73,519	—	—
Communications Equipment	42,544	—	—
Construction & Engineering	348,583	—	—
Construction Materials	131,271	—	—
Consumer Staples Distribution & Retail	215,306	—	—
Containers & Packaging	205,055	—	—
Diversified Consumer Services	95,159	—	—
Electric Utilities	134,924	—	—
Electrical Equipment	376,464	—	—
Electronic Equipment, Instruments & Components	414,500	—	—
Energy Equipment & Services	61,158	—	—
Financial Services	270,361	—	—
Food Products	142,531	—	—
Gas Utilities	145,116	—	—
Ground Transportation	204,631	—	—
Health Care Equipment & Supplies	422,398	—	—
Health Care Providers & Services	364,292	—	—
Health Care REITs	92,525	—	—
Hotel & Resort REITs	109,788	—	—
Hotels, Restaurants & Leisure	345,770	—	—
Household Durables	310,397	—	—
Household Products	82,110	—	—
Industrial REITs	254,825	—	—
Insurance	438,749	—	—
Interactive Media & Services	100,812	—	—
IT Services	85,034	—	—
Leisure Products	110,506	—	—
Life Sciences Tools & Services	90,799	—	—
Machinery	672,445	—	—
Marine Transportation	17,926	—	—
Media	75,060	—	—
Metals & Mining	291,984	—	—
Mortgage Real Estate Investment Trusts (REITs)	7,449	—	—
Multi-Utilities	109,750	—	—
Office REITs	17,317	—	—
Oil, Gas & Consumable Fuels	438,486	—	—

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Passenger Airlines	$72,905	$—	$—
Personal Care Products	54,096	—	—
Pharmaceuticals	162,262	—	—
Professional Services	467,680	—	—
Real Estate Management & Development	119,229	—	—
Residential REITs	9,340	—	—
Retail REITs	77,771	—	—
Semiconductors & Semiconductor Equipment	416,440	—	—
Software	444,991	—	—
Specialized REITs	141,381	—	—
Specialty Retail	292,140	—	—
Technology Hardware, Storage & Peripherals	80,699	—	—
Textiles, Apparel & Luxury Goods	297,651	—	—
Trading Companies & Distributors	96,682	—	—
Water Utilities	96,210	—	—
Wireless Telecommunication Services	6,416	—	—
Unaffiliated Exchange-Traded Fund	155,813	—	—
Short-Term Investment
Affiliated Mutual Fund	42,196	—	—

Total	$13,204,237	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2023 were as follows:

Banks	5.1%
Machinery	5.1
Professional Services	3.6
Software	3.4
Insurance	3.3
Oil, Gas & Consumable Fuels	3.3
Health Care Equipment & Supplies	3.2
Building Products	3.2
Semiconductors & Semiconductor Equipment	3.2
Electronic Equipment, Instruments & Components	3.2
Electrical Equipment	2.9
Health Care Providers & Services	2.8
Construction & Engineering	2.7
Hotels, Restaurants & Leisure	2.6

Automobile Components	2.6%
Capital Markets	2.6
Household Durables	2.4
Textiles, Apparel & Luxury Goods	2.3
Specialty Retail	2.2
Metals & Mining	2.2
Financial Services	2.1
Industrial REITs	1.9
Chemicals	1.9
Aerospace & Defense	1.9
Biotechnology	1.8
Consumer Staples Distribution & Retail	1.6
Containers & Packaging	1.6
Ground Transportation	1.6

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2023

Industry Classification (continued):

Pharmaceuticals	1.2%
Beverages	1.2
Unaffiliated Exchange-Traded Fund	1.2
Gas Utilities	1.1
Food Products	1.1
Specialized REITs	1.1
Electric Utilities	1.0
Construction Materials	1.0
Real Estate Management & Development	0.9
Leisure Products	0.8
Hotel & Resort REITs	0.8
Multi-Utilities	0.8
Automobiles	0.8
Interactive Media & Services	0.8
Broadline Retail	0.7
Trading Companies & Distributors	0.7
Water Utilities	0.7
Diversified Consumer Services	0.7
Health Care REITs	0.7
Life Sciences Tools & Services	0.7
IT Services	0.6

Household Products	0.6%
Technology Hardware, Storage & Peripherals	0.6
Retail REITs	0.6
Media	0.6
Commercial Services & Supplies	0.6
Passenger Airlines	0.6
Energy Equipment & Services	0.5
Personal Care Products	0.4
Communications Equipment	0.3
Affiliated Mutual Fund	0.3
Marine Transportation	0.1
Office REITs	0.1
Residential REITs	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Wireless Telecommunication Services	0.1

100.5
Liabilities in excess of other assets	(0.5)

100.0%

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Statement of Assets & Liabilities

as of July 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $11,056,871)	$13,162,041
Affiliated investments (cost $42,196)	42,196
Receivable for Fund shares sold	8,354
Dividends receivable	6,037
Due from Manager	5,461
Prepaid expenses	184

Total Assets	13,224,273

Liabilities

Payable for Fund shares purchased	26,379
Audit fee payable	24,250
Custodian and accounting fees payable	18,767
Professional fees payable	5,831
Shareholders’ reports payable	5,029
Accrued expenses and other liabilities	4,166
Trustees’ fees payable	803
Commitment fee payable	587
Affiliated transfer agent fee payable	90

Total Liabilities	85,902

Net Assets	$13,138,371

Net assets were comprised of:
Paid-in capital	$10,444,116
Total distributable earnings (loss)	2,694,255

Net assets, July 31, 2023	$13,138,371

Class R6

Net asset value, offering price and redemption price per share, ($13,138,371 ÷ 1,276,168 shares of beneficial interest issued and outstanding)	$10.30

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $37 foreign withholding tax)	$211,429
Affiliated dividend income	612
Income from securities lending, net (including affiliated income of $29)	35

Total income	212,076

Expenses
Management fee	65,958
Custodian and accounting fees	34,826
Professional fees	33,246
Audit fee	24,250
Shareholders’ reports	14,195
Fund data services	10,572
Trustees’ fees	9,692
Commitment fees	4,977
Transfer agent’s fees and expenses (including affiliated expense of $573)	722
Registration fees	422
Miscellaneous	5,280

Total expenses	204,140
Less: Fee waiver and/or expense reimbursement	(96,461)

Net expenses	107,679

Net investment income (loss)	104,397

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions	953,858
Net change in unrealized appreciation (depreciation) on investments	360,281

Net gain (loss) on investment transactions	1,314,139

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,418,536

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$104,397	$151,652
Net realized gain (loss) on investment transactions	953,858	3,248,464
Net change in unrealized appreciation (depreciation) on investments	360,281	(3,900,167)

Net increase (decrease) in net assets resulting from operations	1,418,536	(500,051)

Dividends and Distributions
Distributions from distributable earnings
Class R6	(2,029,621)	(4,709,837)

Fund share transactions
Net proceeds from shares sold (332,362 and 586,942 shares, respectively)	3,200,816	6,926,148
Net asset value of shares issued in reinvestment of dividends and distributions (217,537 and 413,144 shares, respectively)	2,029,621	4,709,837
Cost of shares purchased (645,044 and 1,287,830 shares, respectively)	(6,222,068)	(15,359,733)

Net increase (decrease) in net assets from Fund share transactions	(991,631)	(3,723,748)

Total increase (decrease)	(1,602,716)	(8,933,636)

Net Assets:

Beginning of year	14,741,087	23,674,723

End of year	$13,138,371	$14,741,087

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$10.75		$14.27	$9.72	$10.84	$12.08

Income (loss) from investment operations:

Net investment income (loss)	0.08		0.10	0.09	0.10	0.11

Net realized and unrealized gain (loss) on investment transactions	1.02		(0.47)	4.54	(1.10)	(0.67)

Total from investment operations	1.10		(0.37)	4.63	(1.00)	(0.56)

Less Dividends and Distributions:

Dividends from net investment income	-		(0.13)	(0.08)	(0.12)	(0.09)

Distributions from net realized gains	(1.55)		(3.02)	-	-	(0.59)

Total dividends and distributions	(1.55)		(3.15)	(0.08)	(0.12)	(0.68)

Net asset value, end of year	$10.30		$10.75	$14.27	$9.72	$10.84

Total Return(b):	11.78%		(3.86)%	47.88%	(9.42)%	(4.08)%

Ratios/Supplemental Data:

Net assets, end of year (000)	$13,138		$14,741	$23,675	$20,814	$15,360

Average net assets (000)	$13,192		$18,954	$27,862	$16,827	$13,541

Ratios to average net assets(c):

Expenses after waivers and/or expense reimbursement	0.82	%(d)	0.81%	0.85%	0.85%	0.85%

Expenses before waivers and/or expense reimbursement	1.55%		1.21%	0.97%	1.32%	1.54%

Net investment income (loss)	0.79%		0.80%	0.73%	1.02%	1.03%

Portfolio turnover rate(e)	124%		123%	135%	140%	120%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

Includes interest expense on borrowings from the Syndicated Credit Agreement and certain non-recurring expenses of 0.01% and 0.01%, respectively, which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments

as of July 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 98.2%

COMMON STOCKS 96.2%

Aerospace & Defense 1.5%

AAR Corp.*	34	$2,033
AeroVironment, Inc.*	17	1,620
Axon Enterprise, Inc.*	66	12,271
Boeing Co. (The)*	549	131,129
BWX Technologies, Inc.	90	6,210
Curtiss-Wright Corp.	41	7,846
General Dynamics Corp.	211	47,176
Hexcel Corp.	74	5,230
Howmet Aerospace, Inc.	373	19,075
Huntington Ingalls Industries, Inc.	39	8,957
Kaman Corp.	35	801
L3Harris Technologies, Inc.	174	32,971
Lockheed Martin Corp.	214	95,523
Mercury Systems, Inc.*	70	2,659
Moog, Inc. (Class A Stock)	30	3,163
National Presto Industries, Inc.	6	470
Northrop Grumman Corp.	141	62,745
RTX Corp.	1,411	124,069
Textron, Inc.	203	15,787
TransDigm Group, Inc.	44	39,588
Triumph Group, Inc.*	86	1,088
Woodward, Inc.	60	7,223

		627,634

Air Freight & Logistics 0.6%

C.H. Robinson Worldwide, Inc.	111	11,120
Expeditors International of Washington, Inc.	140	17,822
FedEx Corp.	213	57,499
Forward Air Corp.	24	2,852
GXO Logistics, Inc.*	120	8,049
Hub Group, Inc. (Class A Stock)*	36	3,245
United Parcel Service, Inc. (Class B Stock)	701	131,178

		231,765

Automobile Components 0.2%

Adient PLC*	97	4,128
American Axle & Manufacturing Holdings, Inc.*	85	803
Aptiv PLC*	260	28,467
Autoliv, Inc. (Sweden)	65	6,561
BorgWarner, Inc.	222	10,323

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Automobile Components (cont’d.)

Dana, Inc.	121	$2,297
Dorman Products, Inc.*	29	2,456
Fox Factory Holding Corp.*	42	4,700
Gentex Corp.	253	8,496
Gentherm, Inc.*	32	1,913
Goodyear Tire & Rubber Co. (The)*	303	4,872
LCI Industries	27	3,679
Lear Corp.	53	8,202
Patrick Industries, Inc.	16	1,385
Phinia, Inc.*	44	1,248
Standard Motor Products, Inc.	20	763
Visteon Corp.*	21	3,236
XPEL, Inc.*	20	1,625

		95,154

Automobiles 1.9%

Ford Motor Co.	3,769	49,788
General Motors Co.	1,342	51,493
Harley-Davidson, Inc.	124	4,788
Tesla, Inc.*	2,584	691,039
Thor Industries, Inc.	48	5,543
Winnebago Industries, Inc.	27	1,858

		804,509

Banks 3.4%

Ameris Bancorp	75	3,274
Associated Banc-Corp.	193	3,657
Atlantic Union Bankshares Corp.	80	2,558
Axos Financial, Inc.*	63	2,961
Banc of California, Inc.	83	1,179
BancFirst Corp.	20	1,998
Bancorp, Inc. (The)*	50	1,895
Bank of America Corp.	6,653	212,896
Bank of Hawaii Corp.	37	2,114
Bank OZK	118	5,160
BankUnited, Inc.	99	2,954
Banner Corp.	42	2,000
Berkshire Hills Bancorp, Inc.	67	1,528
Brookline Bancorp, Inc.	116	1,239
Cadence Bank	214	5,361

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)

Capitol Federal Financial, Inc.	173	$1,147
Cathay General Bancorp	76	2,891
Central Pacific Financial Corp.	40	730
Citigroup, Inc.	1,878	89,506
Citizens Financial Group, Inc.	481	15,517
City Holding Co.	16	1,583
Columbia Banking System, Inc.	240	5,364
Comerica, Inc.	140	7,554
Commerce Bancshares, Inc.	106	5,637
Community Bank System, Inc.	46	2,476
Cullen/Frost Bankers, Inc.	55	5,972
Customers Bancorp, Inc.*	40	1,679
CVB Financial Corp.	148	2,793
Dime Community Bancshares, Inc.	48	1,075
Eagle Bancorp, Inc.	39	1,080
East West Bancorp, Inc.	142	8,834
FB Financial Corp.	45	1,594
Fifth Third Bancorp	661	19,235
First Bancorp	36	1,191
First BanCorp. (Puerto Rico)	200	2,970
First Commonwealth Financial Corp.	129	1,863
First Financial Bancorp	127	2,932
First Financial Bankshares, Inc.	124	4,041
First Hawaiian, Inc.	163	3,372
First Horizon Corp.	573	7,810
FNB Corp.	379	4,847
Fulton Financial Corp.	210	3,003
Glacier Bancorp, Inc.	129	4,218
Hancock Whitney Corp.	98	4,313
Hanmi Financial Corp.	40	760
Heritage Financial Corp.	27	507
Hilltop Holdings, Inc.	38	1,175
Home BancShares, Inc.	194	4,716
Hope Bancorp, Inc.	126	1,368
Huntington Bancshares, Inc.	1,451	17,760
Independent Bank Corp.	41	2,470
Independent Bank Group, Inc.	39	1,750
International Bancshares Corp.	55	2,730
JPMorgan Chase & Co.	2,803	442,762
KeyCorp	915	11,264
Lakeland Financial Corp.	25	1,386
M&T Bank Corp.	155	21,678

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)

National Bank Holdings Corp. (Class A Stock)	41	$1,409
NBT Bancorp, Inc.	44	1,637
New York Community Bancorp, Inc.	735	10,194
Northfield Bancorp, Inc.	23	280
Northwest Bancshares, Inc.	133	1,644
OFG Bancorp (Puerto Rico)	45	1,507
Old National Bancorp	314	5,347
Pacific Premier Bancorp, Inc.	100	2,554
PacWest Bancorp	123	1,144
Park National Corp.	8	892
Pathward Financial, Inc.	28	1,455
Pinnacle Financial Partners, Inc.	73	5,541
PNC Financial Services Group, Inc. (The)	382	52,292
Preferred Bank	15	991
Prosperity Bancshares, Inc.	86	5,446
Provident Financial Services, Inc.	104	1,928
Regions Financial Corp.	897	18,272
Renasant Corp.	57	1,764
S&T Bancorp, Inc.	43	1,358
Seacoast Banking Corp. of Florida	88	2,174
ServisFirst Bancshares, Inc.	53	3,163
Simmons First National Corp. (Class A Stock)	157	3,170
Southside Bancshares, Inc.	52	1,727
SouthState Corp.	80	6,214
Stellar Bancorp, Inc.	50	1,243
Synovus Financial Corp.	171	5,797
Texas Capital Bancshares, Inc.*	53	3,384
Tompkins Financial Corp.	15	902
Triumph Financial, Inc.*	31	2,198
Truist Financial Corp.	1,302	43,252
TrustCo Bank Corp.	27	821
Trustmark Corp.	83	2,180
U.S. Bancorp	1,337	53,052
UMB Financial Corp.	42	2,982
United Bankshares, Inc.	125	4,180
United Community Banks, Inc.	124	3,605
Valley National Bancorp	452	4,638
Veritex Holdings, Inc.	54	1,162
Washington Federal, Inc.	73	2,266
Webster Financial Corp.	182	8,612
Wells Fargo & Co.	3,597	166,038
Westamerica BanCorp	34	1,672

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)

Wintrust Financial Corp.	55	$4,640
WSFS Financial Corp.	77	3,369
Zions Bancorp NA	135	5,164

		1,429,587

Beverages 1.5%

Boston Beer Co., Inc. (The) (Class A Stock)*	7	2,600
Brown-Forman Corp. (Class B Stock)	176	12,426
Celsius Holdings, Inc.*	39	5,643
Coca-Cola Co. (The)	3,754	232,485
Coca-Cola Consolidated, Inc.	9	5,701
Constellation Brands, Inc. (Class A Stock)	157	42,830
Keurig Dr. Pepper, Inc.	835	28,398
MGP Ingredients, Inc.	13	1,482
Molson Coors Beverage Co. (Class B Stock)	181	12,629
Monster Beverage Corp.*	727	41,795
National Beverage Corp.*	31	1,638
PepsiCo, Inc.	1,328	248,947

		636,574

Biotechnology 1.9%

AbbVie, Inc.	1,703	254,735
Amgen, Inc.	514	120,353
Anika Therapeutics, Inc.*	17	397
Arcus Biosciences, Inc.*	50	995
Arrowhead Pharmaceuticals, Inc.*	122	4,211
Avid Bioservices, Inc.*	80	1,013
Biogen, Inc.*	131	35,395
Catalyst Pharmaceuticals, Inc.*	100	1,383
Coherus Biosciences, Inc.*	77	371
Cytokinetics, Inc.*	103	3,435
Dynavax Technologies Corp.*	100	1,399
Emergent BioSolutions, Inc.*	62	427
Enanta Pharmaceuticals, Inc.*	20	379
Exelixis, Inc.*	347	6,839
Gilead Sciences, Inc.	1,202	91,520
Halozyme Therapeutics, Inc.*	143	6,143
Incyte Corp.*	184	11,724
Ironwood Pharmaceuticals, Inc.*	195	2,163
iTeos Therapeutics, Inc.*	20	281

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Biotechnology (cont’d.)

Moderna, Inc.*	310	$36,475
Myriad Genetics, Inc.*	91	2,034
Neurocrine Biosciences, Inc.*	94	9,578
OmniAb, Inc. ($ 12.50 Earnout Shares)*^	8	—
OmniAb, Inc. ($ 15 Earnout Shares)*^	8	—
Regeneron Pharmaceuticals, Inc.*	103	76,417
REGENXBIO, Inc.*	46	874
uniQure NV (Netherlands)*	45	467
United Therapeutics Corp.*	47	11,408
Vanda Pharmaceuticals, Inc.*	54	312
Vericel Corp.*	57	2,047
Vertex Pharmaceuticals, Inc.*	245	86,323
Vir Biotechnology, Inc.*	90	1,267
Xencor, Inc.*	58	1,409

		771,774

Broadline Retail 2.9%

Amazon.com, Inc.*	8,565	1,144,969
eBay, Inc.	531	23,635
Etsy, Inc.*	116	11,791
Kohl’s Corp.	125	3,556
Macy’s, Inc.	289	4,795
Nordstrom, Inc.	144	3,328
Ollie’s Bargain Outlet Holdings, Inc.*	50	3,644

		1,195,718

Building Products 0.7%

A.O. Smith Corp.	119	8,643
AAON, Inc.	44	4,631
Advanced Drainage Systems, Inc.	50	6,099
Allegion PLC	86	10,050
American Woodmark Corp.*	11	843
Apogee Enterprises, Inc.	28	1,387
AZZ, Inc.	34	1,507
Builders FirstSource, Inc.*	125	18,054
Carlisle Cos., Inc.	49	13,583
Carrier Global Corp.	803	47,819
Fortune Brands Innovations, Inc.	126	8,955
Gibraltar Industries, Inc.*	26	1,681
Griffon Corp.	38	1,585

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Building Products (cont’d.)

Insteel Industries, Inc.	29	$935
Johnson Controls International PLC	666	46,320
Lennox International, Inc.	24	8,819
Masco Corp.	220	13,350
Masterbrand, Inc.*	146	1,803
Owens Corning	80	11,199
PGT Innovations, Inc.*	83	2,375
Quanex Building Products Corp.	23	647
Resideo Technologies, Inc.*	190	3,557
Simpson Manufacturing Co., Inc.	42	6,636
Trane Technologies PLC	231	46,071
Trex Co., Inc.*	109	7,536
UFP Industries, Inc.	63	6,474

		280,559

Capital Markets 2.5%

Affiliated Managers Group, Inc.	27	3,743
Ameriprise Financial, Inc.	93	32,406
Artisan Partners Asset Management, Inc. (Class A Stock)	65	2,697
Avantax, Inc.*	46	1,190
B. Riley Financial, Inc.	16	888
Bank of New York Mellon Corp. (The)	706	32,024
BlackRock, Inc.	143	105,656
Brightsphere Investment Group, Inc.	32	681
Cboe Global Markets, Inc.	100	13,968
Charles Schwab Corp. (The)	1,431	94,589
CME Group, Inc.	344	68,442
Donnelley Financial Solutions, Inc.*	20	946
Evercore, Inc. (Class A Stock)	29	3,917
FactSet Research Systems, Inc.	37	16,097
Federated Hermes, Inc.	94	3,180
Franklin Resources, Inc.	270	7,895
Goldman Sachs Group, Inc. (The)	311	110,676
Interactive Brokers Group, Inc. (Class A Stock)	98	8,558
Intercontinental Exchange, Inc.	532	61,074
Invesco Ltd.	473	7,946
Janus Henderson Group PLC	154	4,520
Jefferies Financial Group, Inc.	196	7,211
MarketAxess Holdings, Inc.	36	9,692
Moelis & Co. (Class A Stock)	65	3,174
Moody’s Corp.	147	51,854

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Capital Markets (cont’d.)

Morgan Stanley	1,257	$115,091
MSCI, Inc.	72	39,462
Nasdaq, Inc.	332	16,763
Northern Trust Corp.	194	15,543
Piper Sandler Cos.	5	732
Raymond James Financial, Inc.	177	19,482
S&P Global, Inc.	313	123,482
SEI Investments Co.	98	6,173
State Street Corp.	314	22,746
Stifel Financial Corp.	99	6,290
StoneX Group, Inc.*	19	1,748
T. Rowe Price Group, Inc.	211	26,008
Virtus Investment Partners, Inc.	10	2,057
WisdomTree, Inc.	69	480

		1,049,081

Chemicals 1.7%

AdvanSix, Inc.	44	1,765
Air Products & Chemicals, Inc.	213	65,035
Albemarle Corp.	116	24,624
American Vanguard Corp.	23	415
Ashland, Inc.	46	4,203
Avient Corp.	82	3,323
Axalta Coating Systems Ltd.*	235	7,520
Balchem Corp.	29	3,907
Cabot Corp.	50	3,550
Celanese Corp.	93	11,661
CF Industries Holdings, Inc.	180	14,774
Chemours Co. (The)	163	6,028
Corteva, Inc.	681	38,429
Dow, Inc.	671	37,891
DuPont de Nemours, Inc.	433	33,614
Eastman Chemical Co.	114	9,756
Ecolab, Inc.	238	43,587
FMC Corp.	113	10,874
FutureFuel Corp.	23	224
Hawkins, Inc.	15	701
HB Fuller Co.	55	4,072
Ingevity Corp.*	41	2,625
Innospec, Inc.	18	1,929
International Flavors & Fragrances, Inc.	242	20,476

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Chemicals (cont’d.)

Koppers Holdings, Inc.	15	$574
Linde PLC	471	184,006
Livent Corp.*	192	4,727
LyondellBasell Industries NV (Class A Stock)	245	24,221
Mativ Holdings, Inc.	86	1,354
Minerals Technologies, Inc.	30	1,841
Mosaic Co. (The)	333	13,573
NewMarket Corp.	10	4,517
Olin Corp.	111	6,402
PPG Industries, Inc.	224	32,234
Quaker Chemical Corp.	3	601
RPM International, Inc.	116	11,984
Scotts Miracle-Gro Co. (The)	39	2,732
Sensient Technologies Corp.	32	2,049
Sherwin-Williams Co. (The)	222	61,383
Stepan Co.	12	1,150
Trinseo PLC	49	863
Westlake Corp.	25	3,437

		708,631

Commercial Services & Supplies 0.5%

ABM Industries, Inc.	71	3,286
Brady Corp. (Class A Stock)	45	2,321
Brink’s Co. (The)	42	3,064
Cintas Corp.	81	40,665
Clean Harbors, Inc.*	44	7,315
Copart, Inc.*	420	37,124
CoreCivic, Inc.*	103	999
Deluxe Corp.	54	1,025
Enviri Corp.*	74	698
GEO Group, Inc. (The)*	120	896
Healthcare Services Group, Inc.	88	1,110
HNI Corp.	52	1,513
Interface, Inc.	46	449
Liquidity Services, Inc.*	39	654
Matthews International Corp. (Class A Stock)	31	1,423
MillerKnoll, Inc.	105	2,055
MSA Safety, Inc.	34	5,644
OPENLANE, Inc.*	107	1,680
Pitney Bowes, Inc.	172	678
Republic Services, Inc.	198	29,920

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Commercial Services & Supplies (cont’d.)

Rollins, Inc.	225	$9,187
Stericycle, Inc.*	101	4,292
Tetra Tech, Inc.	43	7,276
UniFirst Corp.	6	974
Viad Corp.*	23	649
Waste Management, Inc.	356	58,309

		223,206

Communications Equipment 0.8%

ADTRAN Holdings, Inc.	65	632
Arista Networks, Inc.*	238	36,911
Calix, Inc.*	50	2,256
Ciena Corp.*	137	5,781
Cisco Systems, Inc.	3,928	204,413
Clearfield, Inc.*	10	467
Digi International, Inc.*	23	964
Extreme Networks, Inc.*	123	3,271
F5, Inc.*	61	9,653
Harmonic, Inc.*	139	2,074
Juniper Networks, Inc.	338	9,396
Lumentum Holdings, Inc.*	71	3,718
Motorola Solutions, Inc.	163	46,721
NETGEAR, Inc.*	39	532
NetScout Systems, Inc.*	83	2,320
Viasat, Inc.*	84	2,599
Viavi Solutions, Inc.*	218	2,370

		334,078

Construction & Engineering 0.2%

AECOM	130	11,310
Arcosa, Inc.	47	3,627
Comfort Systems USA, Inc.	37	6,437
Dycom Industries, Inc.*	30	2,987
EMCOR Group, Inc.	43	9,247
Fluor Corp.*	168	5,205
Granite Construction, Inc.	47	1,924
MasTec, Inc.*	60	7,065
MDU Resources Group, Inc.	216	4,778
MYR Group, Inc.*	9	1,283

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Construction & Engineering (cont’d.)

Quanta Services, Inc.	139	$28,025
Valmont Industries, Inc.	20	5,295

		87,183

Construction Materials 0.2%

Eagle Materials, Inc.	32	5,900
Knife River Corp.*	54	2,347
Martin Marietta Materials, Inc.	63	28,127
Vulcan Materials Co.	138	30,429

		66,803

Consumer Finance 0.5%

American Express Co.	575	97,106
Bread Financial Holdings, Inc.	69	2,868
Capital One Financial Corp.	360	42,127
Discover Financial Services	245	25,860
Encore Capital Group, Inc.*	29	1,551
Enova International, Inc.*	39	2,149
EZCORP, Inc. (Class A Stock)*	31	281
FirstCash Holdings, Inc.	38	3,621
Green Dot Corp. (Class A Stock)*	65	1,271
Navient Corp.	129	2,456
PRA Group, Inc.*	32	764
PROG Holdings, Inc.*	61	2,475
SLM Corp.	270	4,369
Synchrony Financial	423	14,610
World Acceptance Corp.*	8	1,263

		202,771

Consumer Staples Distribution & Retail 1.7%

Andersons, Inc. (The)	45	2,197
BJ’s Wholesale Club Holdings, Inc.*	126	8,355
Casey’s General Stores, Inc.	37	9,348
Chefs’ Warehouse, Inc. (The)*	53	1,926
Costco Wholesale Corp.	423	237,163
Dollar General Corp.	212	35,798
Dollar Tree, Inc.*	195	30,094
Grocery Outlet Holding Corp.*	79	2,643
Kroger Co. (The)	632	30,740

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Consumer Staples Distribution & Retail (cont’d.)

Performance Food Group Co.*	152	$9,084
PriceSmart, Inc.	16	1,244
SpartanNash Co.	50	1,122
Sprouts Farmers Market, Inc.*	110	4,318
Sysco Corp.	483	36,858
Target Corp.	449	61,275
United Natural Foods, Inc.*	63	1,310
US Foods Holding Corp.*	230	9,828
Walgreens Boots Alliance, Inc.	702	21,039
Walmart, Inc.	1,351	215,971

		720,313

Containers & Packaging 0.3%

Amcor PLC	1,412	14,487
AptarGroup, Inc.	58	7,045
Avery Dennison Corp.	79	14,537
Ball Corp.	300	17,607
Berry Global Group, Inc.	115	7,541
Crown Holdings, Inc.	115	10,667
Graphic Packaging Holding Co.	300	7,260
Greif, Inc. (Class A Stock)	19	1,405
International Paper Co.	349	12,585
Myers Industries, Inc.	27	530
O-I Glass, Inc.*	152	3,490
Packaging Corp. of America	78	11,961
Sealed Air Corp.	139	6,341
Silgan Holdings, Inc.	88	3,859
Sonoco Products Co.	102	5,981
Westrock Co.	242	8,056

		133,352

Distributors 0.1%

Genuine Parts Co.	133	20,711
LKQ Corp.	255	13,971
Pool Corp.	31	11,927

		46,609

Diversified Consumer Services 0.1%

Adtalem Global Education, Inc.*	44	1,903

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Diversified Consumer Services (cont’d.)

Frontdoor, Inc.*	100	$3,492
Grand Canyon Education, Inc.*	22	2,388
H&R Block, Inc.	153	5,142
Mister Car Wash, Inc.*	90	894
Perdoceo Education Corp.*	69	921
Service Corp. International	148	9,864
Strategic Education, Inc.	23	1,727
Stride, Inc.*	50	1,911

		28,242

Diversified REITs 0.0%

Alexander & Baldwin, Inc.	98	1,882
American Assets Trust, Inc.	74	1,665
Armada Hoffler Properties, Inc.	82	1,018
Essential Properties Realty Trust, Inc.	155	3,805
Global Net Lease, Inc.	142	1,518

		9,888

Diversified Telecommunication Services 0.6%

AT&T, Inc.	6,901	100,203
ATN International, Inc.	15	545
Cogent Communications Holdings, Inc.	39	2,388
Consolidated Communications Holdings, Inc.*	46	165
Frontier Communications Parent, Inc.*	255	4,644
Iridium Communications, Inc.	128	6,726
Lumen Technologies, Inc.	1,141	2,042
Verizon Communications, Inc.	4,027	137,240

		253,953

Electric Utilities 1.6%

ALLETE, Inc.	52	2,986
Alliant Energy Corp.	249	13,381
American Electric Power Co., Inc.	493	41,777
Constellation Energy Corp.	307	29,672
Duke Energy Corp.	742	69,466
Edison International	360	25,906
Entergy Corp.	202	20,745
Evergy, Inc.	227	13,613
Eversource Energy	330	23,869

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Electric Utilities (cont’d.)

Exelon Corp.	974	$40,772
FirstEnergy Corp.	533	20,995
Hawaiian Electric Industries, Inc.	115	4,415
IDACORP, Inc.	53	5,449
NextEra Energy, Inc.	1,952	143,082
NRG Energy, Inc.	216	8,206
OGE Energy Corp.	201	7,266
Otter Tail Corp.	40	3,240
PG&E Corp.*	1,580	27,824
Pinnacle West Capital Corp.	102	8,448
PNM Resources, Inc.	79	3,541
Portland General Electric Co.	100	4,767
PPL Corp.	706	19,436
Southern Co. (The)	1,049	75,885
Xcel Energy, Inc.	535	33,560

		648,301

Electrical Equipment 0.6%

Acuity Brands, Inc.	22	3,635
AMETEK, Inc.	233	36,954
Eaton Corp. PLC	382	78,432
Emerson Electric Co.	553	50,516
Encore Wire Corp.	17	2,902
EnerSys	33	3,575
Generac Holdings, Inc.*	63	9,683
Hubbell, Inc.	52	16,224
nVent Electric PLC	157	8,302
Powell Industries, Inc.	8	486
Regal Rexnord Corp.	54	8,434
Rockwell Automation, Inc.	106	35,647
SunPower Corp.*	100	987
Sunrun, Inc.*	242	4,593
Vicor Corp.*	29	2,676

		263,046

Electronic Equipment, Instruments & Components 0.8%

Advanced Energy Industries, Inc.	26	3,255
Amphenol Corp. (Class A Stock)	576	50,867
Arlo Technologies, Inc.*	76	863
Arrow Electronics, Inc.*	56	7,982

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components (cont’d.)

Avnet, Inc.	95	$4,608
Badger Meter, Inc.	31	5,104
Belden, Inc.	37	3,576
Benchmark Electronics, Inc.	39	1,034
CDW Corp.	129	24,132
Cognex Corp.	166	9,067
Coherent Corp.*	132	6,252
Corning, Inc.	748	25,387
Crane NXT Co.	43	2,543
CTS Corp.	31	1,384
ePlus, Inc.*	36	2,029
Fabrinet (Thailand)*	39	4,822
Insight Enterprises, Inc.*	24	3,521
IPG Photonics Corp.*	33	4,338
Itron, Inc.*	45	3,540
Jabil, Inc.	129	14,276
Keysight Technologies, Inc.*	175	28,189
Knowles Corp.*	100	1,827
Littelfuse, Inc.	27	8,224
Methode Electronics, Inc.	31	1,043
National Instruments Corp.	141	8,319
Novanta, Inc.*	25	4,423
OSI Systems, Inc.*	10	1,192
PC Connection, Inc.	15	726
Plexus Corp.*	29	2,856
Rogers Corp.*	12	2,023
Sanmina Corp.*	66	4,056
ScanSource, Inc.*	31	933
TD SYNNEX Corp.	30	2,961
TE Connectivity Ltd.	296	42,473
Teledyne Technologies, Inc.*	46	17,688
Trimble, Inc.*	239	12,858
TTM Technologies, Inc.*	116	1,666
Vishay Intertechnology, Inc.	121	3,406
Vontier Corp.	167	5,165
Zebra Technologies Corp. (Class A Stock)*	46	14,166

		342,774

Energy Equipment & Services 0.5%

Archrock, Inc.	178	2,075
Baker Hughes Co.	971	34,752

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Energy Equipment & Services (cont’d.)

Bristow Group, Inc.*	38	$1,169
ChampionX Corp.	196	6,978
Core Laboratories, Inc.	55	1,429
Dril-Quip, Inc.*	39	1,010
Halliburton Co.	869	33,960
Helix Energy Solutions Group, Inc.*	108	1,037
Helmerich & Payne, Inc.	92	4,119
Nabors Industries Ltd.*	14	1,715
NexTier Oilfield Solutions, Inc.*	170	2,026
NOV, Inc.	419	8,414
Oceaneering International, Inc.*	93	2,088
Oil States International, Inc.*	54	434
Patterson-UTI Energy, Inc.	231	3,659
ProPetro Holding Corp.*	66	689
RPC, Inc.	69	574
Schlumberger NV	1,365	79,634
U.S. Silica Holdings, Inc.*	62	807
Valaris Ltd.*	60	4,608

		191,177

Entertainment 1.2%

Activision Blizzard, Inc.*	685	63,541
Cinemark Holdings, Inc.*	126	2,103
Electronic Arts, Inc.	253	34,496
Live Nation Entertainment, Inc.*	129	11,320
Madison Square Garden Sports Corp.	20	4,255
Marcus Corp. (The)	15	234
Netflix, Inc.*	422	185,245
Take-Two Interactive Software, Inc.*	153	23,400
Walt Disney Co. (The)*	1,763	156,713
Warner Bros Discovery, Inc.*	2,126	27,787
World Wrestling Entertainment, Inc. (Class A Stock)	35	3,675

		512,769

Financial Services 3.8%

Berkshire Hathaway, Inc. (Class B Stock)*	1,720	605,371
Essent Group Ltd.	105	5,208
Euronet Worldwide, Inc.*	40	3,515
EVERTEC, Inc. (Puerto Rico)	62	2,438
Fidelity National Information Services, Inc.	580	35,020

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Financial Services (cont’d.)

Fiserv, Inc.*	604	$76,231
FleetCor Technologies, Inc.*	71	17,673
Global Payments, Inc.	248	27,342
Jack Henry & Associates, Inc.	71	11,897
Mastercard, Inc. (Class A Stock)	799	315,030
MGIC Investment Corp.	317	5,307
Mr. Cooper Group, Inc.*	68	3,942
NMI Holdings, Inc. (Class A Stock)*	104	2,778
Payoneer Global, Inc.*	200	1,064
PayPal Holdings, Inc.*	1,068	80,976
Radian Group, Inc.	165	4,443
Visa, Inc. (Class A Stock)	1,559	370,621
Voya Financial, Inc.	95	7,055
Walker & Dunlop, Inc.	31	2,820
Western Union Co. (The)	414	5,043
WEX, Inc.*	34	6,438

		1,590,212

Food Products 1.0%

Archer-Daniels-Midland Co.	526	44,689
B&G Foods, Inc.	90	1,193
Bunge Ltd.	135	14,670
Calavo Growers, Inc.	23	868
Cal-Maine Foods, Inc.	41	1,894
Campbell Soup Co.	207	9,485
Conagra Brands, Inc.	487	15,978
Darling Ingredients, Inc.*	155	10,734
Flowers Foods, Inc.	218	5,387
Fresh Del Monte Produce, Inc.	39	1,037
General Mills, Inc.	561	41,929
Hain Celestial Group, Inc. (The)*	113	1,432
Hershey Co. (The)	141	32,615
Hormel Foods Corp.	283	11,569
Hostess Brands, Inc.*	155	3,726
Ingredion, Inc.	59	6,564
J & J Snack Foods Corp.	6	962
J.M. Smucker Co. (The)	104	15,668
John B. Sanfilippo & Son, Inc.	13	1,416
Kellogg Co.	239	15,987
Kraft Heinz Co. (The)	771	27,895
Lamb Weston Holdings, Inc.	132	13,679

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Food Products (cont’d.)

Lancaster Colony Corp.	15	$2,889
McCormick & Co., Inc.	237	21,207
Mondelez International, Inc. (Class A Stock)	1,316	97,555
Pilgrim’s Pride Corp.*	62	1,536
Post Holdings, Inc.*	48	4,094
Simply Good Foods Co. (The)*	79	3,058
Tootsie Roll Industries, Inc.	15	523
TreeHouse Foods, Inc.*	54	2,787
Tyson Foods, Inc. (Class A Stock)	273	15,211

		428,237

Gas Utilities 0.1%

Atmos Energy Corp.	133	16,187
Chesapeake Utilities Corp.	14	1,655
National Fuel Gas Co.	99	5,258
New Jersey Resources Corp.	97	4,336
Northwest Natural Holding Co.	43	1,848
ONE Gas, Inc.	52	4,115
Southwest Gas Holdings, Inc.	57	3,759
Spire, Inc.	44	2,797
UGI Corp.	214	5,776

		45,731

Ground Transportation 0.9%

ArcBest Corp.	26	3,024
Avis Budget Group, Inc.*	23	5,067
CSX Corp.	1,963	65,407
Heartland Express, Inc.	31	507
Hertz Global Holdings, Inc.*	170	2,864
J.B. Hunt Transport Services, Inc.	77	15,703
Knight-Swift Transportation Holdings, Inc.	164	9,963
Landstar System, Inc.	29	5,904
Marten Transport Ltd.	83	1,881
Norfolk Southern Corp.	219	51,156
Old Dominion Freight Line, Inc.	87	36,496
RXO, Inc.*	120	2,646
Ryder System, Inc.	48	4,903
Saia, Inc.*	26	11,002
Union Pacific Corp.	585	135,732

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Ground Transportation (cont’d.)

Werner Enterprises, Inc.	49	$2,304
XPO, Inc.*	120	8,309

		362,868

Health Care Equipment & Supplies 2.7%

Abbott Laboratories	1,679	186,923
Align Technology, Inc.*	60	22,673
AngioDynamics, Inc.*	53	461
Artivion, Inc.*	23	401
Avanos Medical, Inc.*	62	1,517
Baxter International, Inc.	496	22,434
Becton, Dickinson & Co.	275	76,620
Boston Scientific Corp.*	1,389	72,020
CONMED Corp.	29	3,510
Cooper Cos., Inc. (The)	40	15,650
DENTSPLY SIRONA, Inc.	208	8,636
Dexcom, Inc.*	373	46,461
Edwards Lifesciences Corp.*	580	47,601
Embecta Corp.	73	1,558
Enovis Corp.*	40	2,556
Envista Holdings Corp.*	175	6,022
GE HealthCare Technologies, Inc.	374	29,172
Glaukos Corp.*	50	3,857
Globus Medical, Inc. (Class A Stock)*	80	4,822
Haemonetics Corp.*	40	3,690
Hologic, Inc.*	240	19,061
ICU Medical, Inc.*	14	2,494
IDEXX Laboratories, Inc.*	75	41,605
Inari Medical, Inc.*	40	2,283
Insulet Corp.*	70	19,372
Integer Holdings Corp.*	32	2,959
Integra LifeSciences Holdings Corp.*	65	2,956
Intuitive Surgical, Inc.*	335	108,674
Lantheus Holdings, Inc.*	63	5,449
LeMaitre Vascular, Inc.	18	1,138
LivaNova PLC*	54	3,156
Masimo Corp.*	40	4,892
Medtronic PLC	1,283	112,596
Merit Medical Systems, Inc.*	54	4,032
Neogen Corp.*	204	4,731
NuVasive, Inc.*	54	2,225

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)

Omnicell, Inc.*	37	$2,337
OraSure Technologies, Inc.*	34	160
Orthofix Medical, Inc.*	33	650
Penumbra, Inc.*	33	10,011
QuidelOrtho Corp.*	44	3,844
ResMed, Inc.	139	30,907
Shockwave Medical, Inc.*	35	9,121
STAAR Surgical Co.*	50	2,738
STERIS PLC	97	21,878
Stryker Corp.	332	94,092
Tandem Diabetes Care, Inc.*	65	2,270
Teleflex, Inc.	44	11,051
UFP Technologies, Inc.*	10	1,947
Varex Imaging Corp.*	55	1,281
Zimmer Biomet Holdings, Inc.	195	26,939
Zynex, Inc.*	17	166

		1,113,599

Health Care Providers & Services 2.7%

Acadia Healthcare Co., Inc.*	83	6,559
AdaptHealth Corp.*	100	1,374
Addus HomeCare Corp.*	19	1,740
Agiliti, Inc.*	40	687
Amedisys, Inc.*	29	2,634
AmerisourceBergen Corp.	154	28,783
AMN Healthcare Services, Inc.*	40	4,286
Apollo Medical Holdings, Inc.*	50	1,831
Cardinal Health, Inc.	236	21,587
Centene Corp.*	523	35,611
Chemed Corp.	14	7,295
Cigna Group (The)	277	81,743
Community Health Systems, Inc.*	167	733
CorVel Corp.*	14	2,864
Cross Country Healthcare, Inc.*	23	593
CVS Health Corp.	1,234	92,167
DaVita, Inc.*	48	4,895
Elevance Health, Inc.	222	104,702
Encompass Health Corp.	105	6,933
Enhabit, Inc.*	60	824
Ensign Group, Inc. (The)	53	5,134
Fulgent Genetics, Inc.*	24	932

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)

HCA Healthcare, Inc.	202	$55,108
HealthEquity, Inc.*	91	6,183
Henry Schein, Inc.*	128	10,085
Humana, Inc.	120	54,820
Laboratory Corp. of America Holdings	76	16,259
McKesson Corp.	131	52,714
ModivCare, Inc.*	5	219
Molina Healthcare, Inc.*	55	16,747
NeoGenomics, Inc.*	157	2,721
Option Care Health, Inc.*	155	5,236
Owens & Minor, Inc.*	93	1,789
Patterson Cos., Inc.	106	3,486
Pediatrix Medical Group, Inc.*	105	1,442
Privia Health Group, Inc.*	90	2,513
Progyny, Inc.*	92	3,842
Quest Diagnostics, Inc.	105	14,197
R1 RCM, Inc.*	157	2,713
RadNet, Inc.*	56	1,852
Select Medical Holdings Corp.	110	3,301
Tenet Healthcare Corp.*	95	7,099
U.S. Physical Therapy, Inc.	6	698
UnitedHealth Group, Inc.	891	451,176
Universal Health Services, Inc. (Class B Stock)	59	8,199

		1,136,306

Health Care REITs 0.2%

CareTrust REIT, Inc.	109	2,266
Community Healthcare Trust, Inc.	21	740
Healthcare Realty Trust, Inc.	390	7,617
Healthpeak Properties, Inc.	535	11,679
LTC Properties, Inc.	46	1,544
Medical Properties Trust, Inc.	644	6,498
Omega Healthcare Investors, Inc.	245	7,816
Physicians Realty Trust	279	4,112
Sabra Health Care REIT, Inc.	279	3,624
Universal Health Realty Income Trust	20	955
Ventas, Inc.	387	18,777
Welltower, Inc.	473	38,857

		104,485

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Technology 0.0%

Certara, Inc.*	110	$2,142
Computer Programs & Systems, Inc.*	15	393
Doximity, Inc. (Class A Stock)*	115	4,109
HealthStream, Inc.	15	337
NextGen Healthcare, Inc.*	80	1,331
Schrodinger, Inc.*	50	2,616
Simulations Plus, Inc.	23	1,145
Veradigm, Inc.*	116	1,568

		13,641

Hotel & Resort REITs 0.1%

Chatham Lodging Trust	69	662
DiamondRock Hospitality Co.	284	2,414
Host Hotels & Resorts, Inc.	679	12,494
Park Hotels & Resorts, Inc.	240	3,271
Pebblebrook Hotel Trust	163	2,518
Service Properties Trust	190	1,613
Summit Hotel Properties, Inc.	143	921
Sunstone Hotel Investors, Inc.	200	2,038
Xenia Hotels & Resorts, Inc.	125	1,588

		27,519

Hotels, Restaurants & Leisure 2.0%

Aramark	250	10,092
BJ’s Restaurants, Inc.*	21	791
Bloomin’ Brands, Inc.	100	2,687
Booking Holdings, Inc.*	35	103,978
Boyd Gaming Corp.	75	5,124
Brinker International, Inc.*	40	1,571
Caesars Entertainment, Inc.*	205	12,099
Carnival Corp.*	982	18,501
Cheesecake Factory, Inc. (The)	55	2,023
Chipotle Mexican Grill, Inc.*	26	51,019
Choice Hotels International, Inc.	29	3,792
Churchill Downs, Inc.	68	7,878
Chuy’s Holdings, Inc.*	15	624
Cracker Barrel Old Country Store, Inc.	23	2,144
Darden Restaurants, Inc.	114	19,257
Dave & Buster’s Entertainment, Inc.*	42	1,924
Dine Brands Global, Inc.	8	483

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)

Domino’s Pizza, Inc.	28	$11,109
Expedia Group, Inc.*	142	17,399
Golden Entertainment, Inc.*	30	1,270
Hilton Grand Vacations, Inc.*	85	3,952
Hilton Worldwide Holdings, Inc.	248	38,561
Jack in the Box, Inc.	14	1,392
Las Vegas Sands Corp.*	313	18,721
Light & Wonder, Inc.*	90	6,327
Marriott International, Inc. (Class A Stock)	246	49,645
Marriott Vacations Worldwide Corp.	34	4,369
McDonald’s Corp.	706	206,999
MGM Resorts International	293	14,876
Monarch Casino & Resort, Inc.	15	1,040
Norwegian Cruise Line Holdings Ltd.*	406	8,960
Papa John’s International, Inc.	19	1,571
Penn Entertainment, Inc.*	160	4,206
Planet Fitness, Inc. (Class A Stock)*	80	5,403
Royal Caribbean Cruises Ltd.*	205	22,368
Sabre Corp.*	405	1,660
Shake Shack, Inc. (Class A Stock)*	30	2,330
Six Flags Entertainment Corp.*	71	1,697
Starbucks Corp.	1,105	112,235
Texas Roadhouse, Inc.	61	6,805
Travel + Leisure Co.	77	3,136
Wendy’s Co. (The)	182	3,911
Wingstop, Inc.	27	4,552
Wyndham Hotels & Resorts, Inc.	74	5,766
Wynn Resorts Ltd.	94	10,244
Yum! Brands, Inc.	260	35,794

		850,285

Household Durables 0.5%

Cavco Industries, Inc.*	4	1,183
Century Communities, Inc.	19	1,467
D.R. Horton, Inc.	290	36,836
Ethan Allen Interiors, Inc.	15	472
Garmin Ltd.	147	15,566
Green Brick Partners, Inc.*	20	1,130
Helen of Troy Ltd.*	21	2,967
Installed Building Products, Inc.	22	3,257
iRobot Corp.*	40	1,600

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Household Durables (cont’d.)

KB Home	87	$4,695
La-Z-Boy, Inc.	62	1,945
Leggett & Platt, Inc.	126	3,687
Lennar Corp. (Class A Stock)	242	30,693
LGI Homes, Inc.*	15	2,081
M/I Homes, Inc.*	19	1,900
MDC Holdings, Inc.	52	2,667
Meritage Homes Corp.	39	5,809
Mohawk Industries, Inc.*	51	5,423
Newell Brands, Inc.	364	4,062
NVR, Inc.*	3	18,919
PulteGroup, Inc.	207	17,469
Sonos, Inc.*	165	2,828
Taylor Morrison Home Corp.*	101	4,890
Tempur Sealy International, Inc.	169	7,543
Toll Brothers, Inc.	90	7,230
TopBuild Corp.*	31	8,492
Tri Pointe Homes, Inc.*	99	3,156
Whirlpool Corp.	55	7,934

		205,901

Household Products 1.2%

Central Garden & Pet Co.*	15	607
Central Garden & Pet Co. (Class A Stock)*	43	1,643
Church & Dwight Co., Inc.	234	22,387
Clorox Co. (The)	123	18,632
Colgate-Palmolive Co.	807	61,542
Energizer Holdings, Inc.	80	2,856
Kimberly-Clark Corp.	330	42,603
Procter & Gamble Co. (The)	2,260	353,238
WD-40 Co.	5	1,148

		504,656

Independent Power & Renewable Electricity Producers 0.0%

AES Corp. (The)	673	14,557
Ormat Technologies, Inc.	50	4,065

		18,622

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Industrial Conglomerates 0.7%

3M Co.	529	$58,984
General Electric Co.	1,052	120,180
Honeywell International, Inc.	640	124,243

		303,407

Industrial REITs 0.4%

EastGroup Properties, Inc.	41	7,264
First Industrial Realty Trust, Inc.	138	7,135
Innovative Industrial Properties, Inc.	21	1,664
LXP Industrial Trust	267	2,689
Prologis, Inc.	891	111,152
Rexford Industrial Realty, Inc.	188	10,357
STAG Industrial, Inc.	170	6,171

		146,432

Insurance 2.1%

Aflac, Inc.	528	38,195
Allstate Corp. (The)	254	28,621
Ambac Financial Group, Inc.*	42	594
American Equity Investment Life Holding Co.*	59	3,166
American Financial Group, Inc.	62	7,540
American International Group, Inc.	710	42,799
AMERISAFE, Inc.	26	1,355
Aon PLC (Class A Stock)	195	62,107
Arch Capital Group Ltd.*	350	27,191
Arthur J. Gallagher & Co.	197	42,316
Assurant, Inc.	55	7,398
Assured Guaranty Ltd.	66	3,945
Brighthouse Financial, Inc.*	74	3,858
Brown & Brown, Inc.	231	16,274
Chubb Ltd.	403	82,377
Cincinnati Financial Corp.	153	16,460
CNO Financial Group, Inc.	104	2,675
Employers Holdings, Inc.	28	1,082
Everest Group Ltd.	41	14,781
First American Financial Corp.	110	6,972
Genworth Financial, Inc. (Class A Stock)*	617	3,616
Globe Life, Inc.	82	9,198
Hanover Insurance Group, Inc. (The)	33	3,745
Hartford Financial Services Group, Inc. (The)	295	21,205

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Insurance (cont’d.)

HCI Group, Inc.	11	$691
Horace Mann Educators Corp.	47	1,416
James River Group Holdings Ltd.	38	703
Kemper Corp.	71	3,619
Kinsale Capital Group, Inc.	19	7,080
Lincoln National Corp.	158	4,430
Loews Corp.	192	12,029
Marsh & McLennan Cos., Inc.	495	93,268
Mercury General Corp.	34	1,094
MetLife, Inc.	633	39,860
Old Republic International Corp.	269	7,416
Palomar Holdings, Inc.*	29	1,756
Primerica, Inc.	29	6,168
Principal Financial Group, Inc.	212	16,932
ProAssurance Corp.	69	1,159
Progressive Corp. (The)	566	71,305
Prudential Financial, Inc.(g)	346	33,386
Reinsurance Group of America, Inc.	65	9,123
RenaissanceRe Holdings Ltd. (Bermuda)	44	8,217
RLI Corp.	37	4,936
Safety Insurance Group, Inc.	7	504
Selective Insurance Group, Inc.	50	5,159
SiriusPoint Ltd. (Bermuda)*	69	644
Stewart Information Services Corp.	34	1,602
Travelers Cos., Inc. (The)	221	38,147
Trupanion, Inc.*	42	1,296
United Fire Group, Inc.	27	649
Universal Insurance Holdings, Inc.	39	606
Unum Group	177	8,604
W.R. Berkley Corp.	196	12,091
Willis Towers Watson PLC	111	23,458

		864,818

Interactive Media & Services 5.1%

Alphabet, Inc. (Class A Stock)*	5,700	756,504
Alphabet, Inc. (Class C Stock)*	4,900	652,239
Cargurus, Inc.*	85	1,926
Cars.com, Inc.*	80	1,825
Match Group, Inc.*	275	12,790
Meta Platforms, Inc. (Class A Stock)*	2,121	675,751
QuinStreet, Inc.*	54	479

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Interactive Media & Services (cont’d.)

Shutterstock, Inc.	24	$1,235
TripAdvisor, Inc.*	129	2,406
Yelp, Inc.*	68	3,063
Ziff Davis, Inc.*	40	2,901
ZoomInfo Technologies, Inc.*	265	6,776

		2,117,895

IT Services 1.0%

Accenture PLC (Class A Stock)	606	191,708
Akamai Technologies, Inc.*	138	13,041
Cognizant Technology Solutions Corp. (Class A Stock)	480	31,694
DXC Technology Co.*	226	6,249
EPAM Systems, Inc.*	55	13,025
Gartner, Inc.*	69	24,398
International Business Machines Corp.	871	125,581
Kyndryl Holdings, Inc.*	244	3,333
Perficient, Inc.*	36	2,296
VeriSign, Inc.*	91	19,196

		430,521

Leisure Products 0.1%

Brunswick Corp.	61	5,265
Hasbro, Inc.	124	8,005
Mattel, Inc.*	348	7,412
Polaris, Inc.	47	6,385
Sturm Ruger & Co., Inc.	26	1,377
Topgolf Callaway Brands Corp.*	152	3,035
Vista Outdoor, Inc.*	64	1,939
YETI Holdings, Inc.*	86	3,664

		37,082

Life Sciences Tools & Services 1.5%

Agilent Technologies, Inc.	289	35,192
Azenta, Inc.*	78	3,664
BioLife Solutions, Inc.*	40	795
Bio-Rad Laboratories, Inc. (Class A Stock)*	19	7,702
Bio-Techne Corp.	153	12,760
Bruker Corp.	100	6,872
Charles River Laboratories International, Inc.*	40	8,382

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Life Sciences Tools & Services (cont’d.)

Cytek Biosciences, Inc.*	80	$717
Danaher Corp.	645	164,514
Fortrea Holdings, Inc.*	91	2,908
Illumina, Inc.*	153	29,399
IQVIA Holdings, Inc.*	183	40,948
Medpace Holdings, Inc.*	26	6,582
Mesa Laboratories, Inc.	8	1,029
Mettler-Toledo International, Inc.*	21	26,407
Repligen Corp.*	40	6,862
Revvity, Inc.	119	14,631
Sotera Health Co.*	125	2,372
Syneos Health, Inc.*	99	4,199
Thermo Fisher Scientific, Inc.	365	200,261
Waters Corp.*	60	16,573
West Pharmaceutical Services, Inc.	72	26,499

		619,268

Machinery 2.0%

3D Systems Corp.*	181	1,577
AGCO Corp.	53	7,054
Alamo Group, Inc.	4	775
Albany International Corp. (Class A Stock)	31	2,985
Astec Industries, Inc.	24	1,186
Barnes Group, Inc.	64	2,515
Caterpillar, Inc.	493	130,729
Chart Industries, Inc.*	43	7,833
CIRCOR International, Inc.*	20	1,114
Crane Co.	43	4,029
Cummins, Inc.	137	35,730
Deere & Co.	253	108,689
Donaldson Co., Inc.	121	7,602
Dover Corp.	133	19,414
Enerpac Tool Group Corp.	60	1,649
EnPro Industries, Inc.	16	2,220
Esab Corp.	50	3,435
ESCO Technologies, Inc.	21	2,112
Federal Signal Corp.	58	3,543
Flowserve Corp.	133	5,022
Fortive Corp.	344	26,952
Franklin Electric Co., Inc.	27	2,668
Graco, Inc.	165	13,089

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Machinery (cont’d.)

Greenbrier Cos., Inc. (The)	37	$1,709
Hillenbrand, Inc.	62	3,220
IDEX Corp.	73	16,484
Illinois Tool Works, Inc.	270	71,096
Ingersoll Rand, Inc.	395	25,782
ITT, Inc.	72	7,171
John Bean Technologies Corp.	29	3,585
Kennametal, Inc.	101	3,078
Lincoln Electric Holdings, Inc.	53	10,638
Lindsay Corp.	14	1,855
Middleby Corp. (The)*	48	7,289
Mueller Industries, Inc.	45	3,648
Nordson Corp.	43	10,819
Oshkosh Corp.	64	5,893
Otis Worldwide Corp.	396	36,020
PACCAR, Inc.	501	43,151
Parker-Hannifin Corp.	124	50,841
Pentair PLC	160	11,120
Proto Labs, Inc.*	34	1,127
Snap-on, Inc.	51	13,894
SPX Technologies, Inc.*	45	3,807
Standex International Corp.	4	594
Stanley Black & Decker, Inc.	143	14,196
Tennant Co.	9	722
Terex Corp.	71	4,163
Timken Co. (The)	58	5,386
Titan International, Inc.*	32	400
Toro Co. (The)	100	10,165
Trinity Industries, Inc.	108	2,832
Wabash National Corp.	70	1,658
Watts Water Technologies, Inc. (Class A Stock)	25	4,663
Westinghouse Air Brake Technologies Corp.	166	19,661
Xylem, Inc.	224	25,256

		813,845

Marine Transportation 0.0%

Kirby Corp.*	60	4,889
Matson, Inc.	32	2,990

		7,879

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Media 0.8%

AMC Networks, Inc. (Class A Stock)*	37	$467
Cable One, Inc.	6	4,344
Charter Communications, Inc. (Class A Stock)*	101	40,924
Comcast Corp. (Class A Stock)	4,014	181,674
DISH Network Corp. (Class A Stock)*	301	2,387
EW Scripps Co. (The) (Class A Stock)*	78	769
Fox Corp. (Class A Stock)	288	9,634
Fox Corp. (Class B Stock)	135	4,240
Interpublic Group of Cos., Inc. (The)	388	13,281
John Wiley & Sons, Inc. (Class A Stock)	57	1,951
New York Times Co. (The) (Class A Stock)	174	7,092
News Corp. (Class A Stock)	413	8,186
News Corp. (Class B Stock)	148	2,976
Nexstar Media Group, Inc.	25	4,668
Omnicom Group, Inc.	190	16,078
Paramount Global (Class B Stock)	543	8,704
Scholastic Corp.	23	993
TechTarget, Inc.*	31	1,007
TEGNA, Inc.	239	4,039
Thryv Holdings, Inc.*	20	474

		313,888

Metals & Mining 0.6%
Alcoa Corp.	190	6,876
Arconic Corp.*	95	2,840
ATI, Inc.*	124	5,912
Carpenter Technology Corp.	42	2,514
Century Aluminum Co.*	71	660
Cleveland-Cliffs, Inc.*	532	9,390
Commercial Metals Co.	107	6,123
Compass Minerals International, Inc.	46	1,742
Freeport-McMoRan, Inc.	1,373	61,304
Haynes International, Inc.	12	602
Kaiser Aluminum Corp.	10	812
Materion Corp.	13	1,549
MP Materials Corp.*	80	1,908
Newmont Corp.	765	32,834
Nucor Corp.	246	42,334
Olympic Steel, Inc.	15	837
Reliance Steel & Aluminum Co.	58	16,986
Royal Gold, Inc.	61	7,329

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Metals & Mining (cont’d.)

Steel Dynamics, Inc.	149	$15,880
SunCoke Energy, Inc.	31	275
TimkenSteel Corp.*	23	536
United States Steel Corp.	232	5,916
Warrior Met Coal, Inc.	62	2,743
Worthington Industries, Inc.	27	2,015

		229,917

Mortgage Real Estate Investment Trusts (REITs) 0.1%

Annaly Capital Management, Inc.	461	9,261
Apollo Commercial Real Estate Finance, Inc.	177	2,089
Arbor Realty Trust, Inc.	170	2,875
ARMOUR Residential REIT, Inc.	119	608
Ellington Financial, Inc.	75	1,014
Franklin BSP Realty Trust, Inc.	60	858
Invesco Mortgage Capital, Inc.	18	216
KKR Real Estate Finance Trust, Inc.	31	386
New York Mortgage Trust, Inc.	99	1,005
PennyMac Mortgage Investment Trust	108	1,380
Ready Capital Corp.	180	2,083
Redwood Trust, Inc.	155	1,167
Starwood Property Trust, Inc.	330	6,844
Two Harbors Investment Corp.	92	1,234

		31,020

Multi-Utilities 0.7%

Ameren Corp.	249	21,332
Avista Corp.	78	3,014
Black Hills Corp.	71	4,283
CenterPoint Energy, Inc.	616	18,535
CMS Energy Corp.	273	16,672
Consolidated Edison, Inc.	335	31,778
Dominion Energy, Inc.	800	42,840
DTE Energy Co.	195	22,288
NiSource, Inc.	395	10,997
NorthWestern Corp.	58	3,275
Public Service Enterprise Group, Inc.	471	29,730
Sempra	294	43,812

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Multi-Utilities (cont’d.)

Unitil Corp.	20	$1,041
WEC Energy Group, Inc.	295	26,509

		276,106

Office REITs 0.1%

Alexandria Real Estate Equities, Inc.	152	19,103
Boston Properties, Inc.	130	8,662
Brandywine Realty Trust	231	1,167
Corporate Office Properties Trust	105	2,730
Cousins Properties, Inc.	163	3,982
Douglas Emmett, Inc.	210	3,087
Easterly Government Properties, Inc.	115	1,697
Highwoods Properties, Inc.	125	3,159
Hudson Pacific Properties, Inc.	199	1,168
JBG SMITH Properties	104	1,740
Kilroy Realty Corp.	120	4,284
Office Properties Income Trust	49	377
Orion Office REIT, Inc.	73	475
SL Green Realty Corp.	77	2,904
Vornado Realty Trust	200	4,496

		59,031

Oil, Gas & Consumable Fuels 3.7%

Antero Midstream Corp.	383	4,573
Antero Resources Corp.*	295	7,891
APA Corp.	315	12,754
California Resources Corp.	65	3,468
Callon Petroleum Co.*	54	2,028
Chevron Corp.	1,680	274,949
Chord Energy Corp.	40	6,274
Civitas Resources, Inc.	43	3,219
CNX Resources Corp.*	193	3,937
Comstock Resources, Inc.	90	1,147
ConocoPhillips	1,166	137,261
CONSOL Energy, Inc.	30	2,236
Coterra Energy, Inc.	724	19,939
CVR Energy, Inc.	30	1,102
Devon Energy Corp.	618	33,372
Diamondback Energy, Inc.	172	25,339
Dorian LPG Ltd.	31	922

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)

DT Midstream, Inc.	102	$5,459
EOG Resources, Inc.	562	74,482
EQT Corp.	359	15,143
Equitrans Midstream Corp.	426	4,418
Exxon Mobil Corp.	3,878	415,877
Green Plains, Inc.*	76	2,699
Hess Corp.	266	40,360
HF Sinclair Corp.	142	7,397
Kinder Morgan, Inc.	1,905	33,737
Marathon Oil Corp.	592	15,552
Marathon Petroleum Corp.	400	53,208
Matador Resources Co.	106	5,897
Murphy Oil Corp.	154	6,663
Northern Oil & Gas, Inc.	80	3,150
Occidental Petroleum Corp.	691	43,623
ONEOK, Inc.	436	29,229
Ovintiv, Inc.	240	11,062
Par Pacific Holdings, Inc.*	65	2,046
PBF Energy, Inc. (Class A Stock)	112	5,313
PDC Energy, Inc.	85	6,451
Phillips 66	443	49,417
Pioneer Natural Resources Co.	226	51,001
Range Resources Corp.	258	8,109
REX American Resources Corp.*	15	555
SM Energy Co.	109	3,956
Southwestern Energy Co.*	1,192	7,724
Talos Energy, Inc.*	78	1,248
Targa Resources Corp.	215	17,628
Valero Energy Corp.	353	45,505
Vital Energy, Inc.*	11	581
Williams Cos., Inc. (The)	1,192	41,064
World Kinect Corp.	73	1,645

		1,550,610

Paper & Forest Products 0.0%

Clearwater Paper Corp.*	9	290
Louisiana-Pacific Corp.	60	4,568
Mercer International, Inc. (Germany)	46	409
Sylvamo Corp.	29	1,423

		6,690

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Passenger Airlines 0.2%

Alaska Air Group, Inc.*	133	$6,468
Allegiant Travel Co.*	5	619
American Airlines Group, Inc.*	637	10,670
Delta Air Lines, Inc.	630	29,144
Hawaiian Holdings, Inc.*	54	626
JetBlue Airways Corp.*	424	3,294
SkyWest, Inc.*	38	1,672
Southwest Airlines Co.	578	19,744
Sun Country Airlines Holdings, Inc.*	40	862
United Airlines Holdings, Inc.*	307	16,673

		89,772

Personal Care Products 0.1%

BellRing Brands, Inc.*	143	5,141
Coty, Inc. (Class A Stock)*	421	5,069
Edgewell Personal Care Co.	48	1,891
elf Beauty, Inc.*	47	5,486
Estee Lauder Cos., Inc. (The) (Class A Stock)	219	39,420
Inter Parfums, Inc.	20	2,991
Medifast, Inc.	2	204
Nu Skin Enterprises, Inc. (Class A Stock)	60	1,763
USANA Health Sciences, Inc.*	13	844

		62,809

Pharmaceuticals 3.6%

Amphastar Pharmaceuticals, Inc.*	30	1,821
ANI Pharmaceuticals, Inc.*	8	420
Bristol-Myers Squibb Co.	2,012	125,126
Catalent, Inc.*	192	9,316
Collegium Pharmaceutical, Inc.*	19	432
Corcept Therapeutics, Inc.*	107	2,726
Eli Lilly & Co.	761	345,913
Harmony Biosciences Holdings, Inc.*	30	1,061
Innoviva, Inc.*	54	732
Jazz Pharmaceuticals PLC*	60	7,825
Johnson & Johnson	2,491	417,317
Ligand Pharmaceuticals, Inc.*	7	469
Merck & Co., Inc.	2,435	259,693
Organon & Co.	283	6,220
Pacira BioSciences, Inc.*	54	1,963

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)

Perrigo Co. PLC	143	$5,240
Pfizer, Inc.	5,415	195,265
Phibro Animal Health Corp. (Class A Stock)	15	217
Prestige Consumer Healthcare, Inc.*	53	3,456
Supernus Pharmaceuticals, Inc.*	54	1,657
Viatris, Inc.	1,190	12,531
Zoetis, Inc.	440	82,760

		1,482,160

Professional Services 0.8%

ASGN, Inc.*	48	3,663
Automatic Data Processing, Inc.	389	96,184
Broadridge Financial Solutions, Inc.	114	19,143
CACI International, Inc. (Class A Stock)*	13	4,556
Ceridian HCM Holding, Inc.*	156	11,046
Concentrix Corp.	35	2,913
CSG Systems International, Inc.	39	2,012
Equifax, Inc.	114	23,265
ExlService Holdings, Inc.*	30	4,229
Exponent, Inc.	48	4,300
Forrester Research, Inc.*	12	382
FTI Consulting, Inc.*	24	4,204
Genpact Ltd.	180	6,496
Heidrick & Struggles International, Inc.	30	818
Insperity, Inc.	39	4,588
Jacobs Solutions, Inc.	121	15,175
KBR, Inc.	139	8,547
Kelly Services, Inc. (Class A Stock)	15	275
Korn Ferry	50	2,634
Leidos Holdings, Inc.	129	12,065
ManpowerGroup, Inc.	43	3,392
Maximus, Inc.	63	5,277
NV5 Global, Inc.*	5	548
Paychex, Inc.	313	39,272
Paycom Software, Inc.	40	14,750
Paylocity Holding Corp.*	37	8,393
Resources Connection, Inc.	23	368
Robert Half, Inc.	106	7,860
Science Applications International Corp.	47	5,703
TrueBlue, Inc.*	49	733
TTEC Holdings, Inc.	16	551

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Professional Services (cont’d.)

Verisk Analytics, Inc.	138	$31,594
Verra Mobility Corp.*	140	2,939

		347,875

Real Estate Management & Development 0.2%

Anywhere Real Estate, Inc.*	138	1,156
CBRE Group, Inc. (Class A Stock)*	296	24,660
CoStar Group, Inc.*	395	33,168
Cushman & Wakefield PLC*	190	1,868
eXp World Holdings, Inc.	70	1,746
Jones Lang LaSalle, Inc.*	39	6,495
Kennedy-Wilson Holdings, Inc.	125	2,062
Marcus & Millichap, Inc.	23	844
RE/MAX Holdings, Inc. (Class A Stock)	15	296
St. Joe Co. (The)	37	2,349

		74,644

Residential REITs 0.4%

Apartment Income REIT Corp.	141	4,870
AvalonBay Communities, Inc.	133	25,090
Camden Property Trust	97	10,582
Centerspace	15	932
Elme Communities	100	1,625
Equity LifeStyle Properties, Inc.	160	11,389
Equity Residential	324	21,364
Essex Property Trust, Inc.	65	15,831
Independence Realty Trust, Inc.	218	3,715
Invitation Homes, Inc.	560	19,880
Mid-America Apartment Communities, Inc.	106	15,864
NexPoint Residential Trust, Inc.	31	1,288
UDR, Inc.	302	12,346
Veris Residential, Inc.*	100	1,868

		146,644

Retail REITs 0.4%

Acadia Realty Trust	95	1,493
Agree Realty Corp.	96	6,219
Brixmor Property Group, Inc.	296	6,731
Federal Realty Investment Trust	66	6,700

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Retail REITs (cont’d.)

Getty Realty Corp.	42	$1,358
Kimco Realty Corp.	605	12,257
Kite Realty Group Trust	214	4,896
Macerich Co. (The)	204	2,601
NNN REIT, Inc.	189	8,067
Phillips Edison & Co., Inc.	115	4,061
Realty Income Corp.	617	37,619
Regency Centers Corp.	156	10,223
Retail Opportunity Investments Corp.	133	1,959
RPT Realty	112	1,217
Saul Centers, Inc.	8	308
Simon Property Group, Inc.	306	38,128
SITE Centers Corp.	223	3,133
Spirit Realty Capital, Inc.	155	6,251
Tanger Factory Outlet Centers, Inc.	115	2,692
Urban Edge Properties	131	2,228
Urstadt Biddle Properties, Inc. (Class A Stock)	15	340
Whitestone REIT	23	237

		158,718

Semiconductors & Semiconductor Equipment 7.0%

Advanced Micro Devices, Inc.*	1,553	177,663
Allegro MicroSystems, Inc. (Japan)*	80	4,129
Alpha & Omega Semiconductor Ltd.*	30	986
Amkor Technology, Inc.	124	3,607
Analog Devices, Inc.	479	95,575
Applied Materials, Inc.	815	123,546
Axcelis Technologies, Inc.*	22	4,411
Broadcom, Inc.	400	359,460
CEVA, Inc.*	23	625
Cirrus Logic, Inc.*	55	4,444
Cohu, Inc.*	51	2,226
Diodes, Inc.*	47	4,441
Enphase Energy, Inc.*	131	19,890
First Solar, Inc.*	92	19,081
FormFactor, Inc.*	95	3,530
Ichor Holdings Ltd.*	34	1,316
Intel Corp.	4,026	144,010
KLA Corp.	129	66,300
Kulicke & Soffa Industries, Inc. (Singapore)	60	3,593
Lam Research Corp.	126	90,530

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)

Lattice Semiconductor Corp.*	131	$11,913
MACOM Technology Solutions Holdings, Inc.*	50	3,496
MaxLinear, Inc.*	88	2,171
Microchip Technology, Inc.	526	49,412
Micron Technology, Inc.	1,051	75,031
MKS Instruments, Inc.	46	5,022
Monolithic Power Systems, Inc.	43	24,058
NVIDIA Corp.	2,374	1,109,346
NXP Semiconductors NV (China)	246	54,853
ON Semiconductor Corp.*	415	44,716
Onto Innovation, Inc.*	43	5,346
PDF Solutions, Inc.*	23	1,058
Photronics, Inc.*	46	1,217
Power Integrations, Inc.	57	5,537
Qorvo, Inc.*	91	10,012
QUALCOMM, Inc.	1,075	142,083
Rambus, Inc.*	115	7,200
Semtech Corp.*	78	2,278
Silicon Laboratories, Inc.*	30	4,474
SiTime Corp.*	20	2,580
Skyworks Solutions, Inc.	158	18,070
SMART Global Holdings, Inc.*	40	1,064
SolarEdge Technologies, Inc.*	52	12,556
Synaptics, Inc.*	34	3,070
Teradyne, Inc.	151	17,054
Texas Instruments, Inc.	877	157,860
Ultra Clean Holdings, Inc.*	53	2,019
Universal Display Corp.	37	5,398
Veeco Instruments, Inc.*	71	1,999
Wolfspeed, Inc.*	128	8,435

		2,918,691

Software 9.1%

8x8, Inc.*	130	616
A10 Networks, Inc.	70	1,086
ACI Worldwide, Inc.*	112	2,597
Adeia, Inc.	116	1,394
Adobe, Inc.*	437	238,676
Agilysys, Inc.*	16	1,178
Alarm.com Holdings, Inc.*	45	2,485
ANSYS, Inc.*	83	28,394

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Software (cont’d.)

Aspen Technology, Inc.*	33	$5,891
Autodesk, Inc.*	201	42,610
Blackbaud, Inc.*	41	3,094
Cadence Design Systems, Inc.*	266	62,247
Cerence, Inc.*	50	1,391
CommVault Systems, Inc.*	33	2,572
Consensus Cloud Solutions, Inc.*	23	745
Digital Turbine, Inc.*	120	1,301
DoubleVerify Holdings, Inc.*	90	3,789
Dropbox, Inc. (Class A Stock)*	265	7,142
Dynatrace, Inc.*	210	11,485
Ebix, Inc.	22	681
Envestnet, Inc.*	60	3,719
Fair Isaac Corp.*	22	18,435
Fortinet, Inc.*	620	48,186
Gen Digital, Inc.	567	11,028
InterDigital, Inc.	26	2,410
Intuit, Inc.	267	136,624
LiveRamp Holdings, Inc.*	63	1,798
Manhattan Associates, Inc.*	58	11,056
Microsoft Corp.	7,135	2,396,789
N-able, Inc.*	70	985
NCR Corp.*	139	3,736
OneSpan, Inc.*	23	316
Oracle Corp.	1,482	173,735
Palo Alto Networks, Inc.*	295	73,738
Progress Software Corp.	40	2,402
PTC, Inc.*	107	15,602
Qualys, Inc.*	35	4,858
Roper Technologies, Inc.	98	48,319
Salesforce, Inc.*	942	211,959
ServiceNow, Inc.*	197	114,851
SPS Commerce, Inc.*	34	6,133
Synopsys, Inc.*	147	66,415
Teradata Corp.*	107	6,083
Tyler Technologies, Inc.*	41	16,262
Xperi, Inc.*	46	604

		3,795,417

Specialized REITs 1.1%

American Tower Corp.	451	85,830

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Specialized REITs (cont’d.)

Crown Castle, Inc.	420	$45,482
CubeSmart	220	9,539
Digital Realty Trust, Inc.	278	34,644
EPR Properties	71	3,169
Equinix, Inc.	88	71,273
Extra Space Storage, Inc.	199	27,829
Four Corners Property Trust, Inc.	86	2,262
Iron Mountain, Inc.	291	17,867
Lamar Advertising Co. (Class A Stock)	84	8,291
National Storage Affiliates Trust	73	2,467
Outfront Media, Inc.	170	2,628
PotlatchDeltic Corp.	83	4,451
Public Storage	145	40,854
Rayonier, Inc.	158	5,233
Safehold, Inc.	42	1,039
SBA Communications Corp.	106	23,209
Uniti Group, Inc.	309	1,724
VICI Properties, Inc.	985	31,008
Weyerhaeuser Co.	718	24,455

		443,254

Specialty Retail 2.1%

Aaron’s Co., Inc. (The)	23	364
Abercrombie & Fitch Co. (Class A Stock)*	48	1,901
Academy Sports & Outdoors, Inc.	80	4,783
Advance Auto Parts, Inc.	59	4,389
American Eagle Outfitters, Inc.	184	2,585
Asbury Automotive Group, Inc.*	12	2,707
AutoNation, Inc.*	30	4,829
AutoZone, Inc.*	17	42,189
Bath & Body Works, Inc.	221	8,190
Best Buy Co., Inc.	185	15,364
Boot Barn Holdings, Inc.*	29	2,723
Buckle, Inc. (The)	29	1,060
Caleres, Inc.	41	1,109
CarMax, Inc.*	152	12,557
Chico’s FAS, Inc.*	85	518
Designer Brands, Inc. (Class A Stock)	69	687
Dick’s Sporting Goods, Inc.	61	8,601
Five Below, Inc.*	55	11,459
Foot Locker, Inc.	82	2,203

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)

GameStop Corp. (Class A Stock)*	267	$5,927
Gap, Inc. (The)	259	2,668
Group 1 Automotive, Inc.	18	4,654
Guess?, Inc.	31	651
Haverty Furniture Cos., Inc.	15	534
Hibbett, Inc.	19	882
Home Depot, Inc. (The)	968	323,157
Leslie’s, Inc.*	200	1,274
Lithia Motors, Inc.	21	6,521
Lowe’s Cos., Inc.	570	133,534
MarineMax, Inc.*	35	1,412
Monro, Inc.	24	880
Murphy USA, Inc.	17	5,220
National Vision Holdings, Inc.*	100	2,163
ODP Corp. (The)*	42	2,095
O’Reilly Automotive, Inc.*	60	55,547
RH*	11	4,270
Ross Stores, Inc.	323	37,029
Sally Beauty Holdings, Inc.*	133	1,592
Shoe Carnival, Inc.	15	399
Signet Jewelers Ltd.	48	3,864
Sleep Number Corp.*	19	526
Sonic Automotive, Inc. (Class A Stock)	26	1,245
TJX Cos., Inc. (The)	1,109	95,962
Tractor Supply Co.	96	21,503
Ulta Beauty, Inc.*	43	19,126
Upbound Group, Inc.	53	1,835
Urban Outfitters, Inc.*	78	2,837
Valvoline, Inc.	129	4,898
Victoria’s Secret & Co.*	98	2,008
Williams-Sonoma, Inc.	59	8,180

		880,611

Technology Hardware, Storage & Peripherals 6.9%

Apple, Inc.	14,187	2,787,036
Avid Technology, Inc.*	40	954
Corsair Gaming, Inc.*	40	739
Hewlett Packard Enterprise Co.	1,243	21,603
HP, Inc.	848	27,840
NetApp, Inc.	198	15,446
Seagate Technology Holdings PLC	189	12,001

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Technology Hardware, Storage & Peripherals (cont’d.)

Super Micro Computer, Inc.*	35	$11,559
Western Digital Corp.*	326	13,875
Xerox Holdings Corp.	120	1,918

		2,892,971

Textiles, Apparel & Luxury Goods 0.5%

Capri Holdings Ltd.*	135	4,983
Carter’s, Inc.	29	2,175
Columbia Sportswear Co.	24	1,887
Crocs, Inc.*	61	6,609
Deckers Outdoor Corp.*	22	11,961
G-III Apparel Group Ltd.*	46	953
Hanesbrands, Inc.	436	2,298
Kontoor Brands, Inc.	66	2,796
Movado Group, Inc.	15	430
NIKE, Inc. (Class B Stock)	1,186	130,922
Oxford Industries, Inc.	8	863
PVH Corp.	52	4,661
Ralph Lauren Corp.	35	4,597
Skechers USA, Inc. (Class A Stock)*	128	7,114
Steven Madden Ltd.	76	2,537
Tapestry, Inc.	229	9,881
Under Armour, Inc. (Class A Stock)*	243	1,959
Under Armour, Inc. (Class C Stock)*	254	1,885
VF Corp.	352	6,973
Wolverine World Wide, Inc.	104	1,318

		206,802

Tobacco 0.6%

Altria Group, Inc.	1,721	78,168
Philip Morris International, Inc.	1,497	149,281
Universal Corp.	29	1,467
Vector Group Ltd.	137	1,797

		230,713

Trading Companies & Distributors 0.3%

Applied Industrial Technologies, Inc.	39	5,655
Boise Cascade Co.	37	3,829
DXP Enterprises, Inc.*	15	570

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Trading Companies & Distributors (cont’d.)

Fastenal Co.	557	$32,646
GATX Corp.	29	3,635
GMS, Inc.*	34	2,506
MSC Industrial Direct Co., Inc. (Class A Stock)	37	3,734
NOW, Inc.*	116	1,321
United Rentals, Inc.	69	32,063
Univar Solutions, Inc.*	172	6,216
Veritiv Corp.	10	1,401
W.W. Grainger, Inc.	41	30,278
Watsco, Inc.	28	10,589
WESCO International, Inc.	40	7,023

		141,466

Water Utilities 0.1%
American States Water Co.	39	3,448
American Water Works Co., Inc.	190	28,012
California Water Service Group	53	2,810
Essential Utilities, Inc.	243	10,277
Middlesex Water Co.	15	1,206
SJW Group	20	1,409

		47,162

Wireless Telecommunication Services 0.2%
Gogo, Inc.*	80	1,206
Shenandoah Telecommunications Co.	47	877
Telephone & Data Systems, Inc.	102	818
T-Mobile US, Inc.*	548	75,498

		78,399

TOTAL COMMON STOCKS (cost $19,046,065)		40,104,030

	Units

RIGHTS* 0.0%

Health Care Equipment & Supplies
ABIOMED, Inc., expiring 12/31/23^ (cost $0)	54	—

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Description			Shares	Value

UNAFFILIATED EXCHANGE-TRADED FUNDS 2.0%
iShares Core S&P 500 ETF			1,150	$529,207
iShares Core S&P Mid-Cap ETF			400	108,960
iShares Core S&P Small-Cap ETF			550	57,838
SPDR S&P 500 ETF Trust			250	114,447

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS (cost $654,652)				810,452

TOTAL LONG-TERM INVESTMENTS (cost $19,700,717)				40,914,482

SHORT-TERM INVESTMENTS 2.3%

AFFILIATED MUTUAL FUND 2.1%
PGIM Core Government Money Market Fund (cost $858,649)(wj)			858,649	858,649

	Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) 0.2%
U.S. Treasury Bills (cost $99,385)	5.098%	09/14/23	100	99,357

TOTAL SHORT-TERM INVESTMENTS (cost $958,034)				958,006

TOTAL INVESTMENTS 100.5% (cost $20,658,751)				41,872,488
Liabilities in excess of other assets(z) (0.5)%				(199,236)

NET ASSETS 100.0%				$41,673,252

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $0 and 0.0% of net assets.
(g)	An affiliated security.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wj)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Futures contracts outstanding at July 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
4	S&P 500 E-Mini Index	Sep. 2023	$922,900	$52,968

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

MSC	$—	$99,357

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$627,634	$—	$—
Air Freight & Logistics	231,765	—	—
Automobile Components	95,154	—	—
Automobiles	804,509	—	—
Banks	1,429,587	—	—
Beverages	636,574	—	—
Biotechnology	771,774	—	—**
Broadline Retail	1,195,718	—	—
Building Products	280,559	—	—
Capital Markets	1,049,081	—	—
Chemicals	708,631	—	—

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Commercial Services & Supplies	$223,206	$—	$—
Communications Equipment	334,078	—	—
Construction & Engineering	87,183	—	—
Construction Materials	66,803	—	—
Consumer Finance	202,771	—	—
Consumer Staples Distribution & Retail	720,313	—	—
Containers & Packaging	133,352	—	—
Distributors	46,609	—	—
Diversified Consumer Services	28,242	—	—
Diversified REITs	9,888	—	—
Diversified Telecommunication Services	253,953	—	—
Electric Utilities	648,301	—	—
Electrical Equipment	263,046	—	—
Electronic Equipment, Instruments & Components	342,774	—	—
Energy Equipment & Services	191,177	—	—
Entertainment	512,769	—	—
Financial Services	1,590,212	—	—
Food Products	428,237	—	—
Gas Utilities	45,731	—	—
Ground Transportation	362,868	—	—
Health Care Equipment & Supplies	1,113,599	—	—
Health Care Providers & Services	1,136,306	—	—
Health Care REITs	104,485	—	—
Health Care Technology	13,641	—	—
Hotel & Resort REITs	27,519	—	—
Hotels, Restaurants & Leisure	850,285	—	—
Household Durables	205,901	—	—
Household Products	504,656	—	—
Independent Power & Renewable Electricity Producers	18,622	—	—
Industrial Conglomerates	303,407	—	—
Industrial REITs	146,432	—	—
Insurance	864,818	—	—
Interactive Media & Services	2,117,895	—	—
IT Services	430,521	—	—
Leisure Products	37,082	—	—
Life Sciences Tools & Services	619,268	—	—
Machinery	813,845	—	—
Marine Transportation	7,879	—	—
Media	313,888	—	—
Metals & Mining	229,917	—	—
Mortgage Real Estate Investment Trusts (REITs)	31,020	—	—
Multi-Utilities	276,106	—	—

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Office REITs	$59,031	$—	$—
Oil, Gas & Consumable Fuels	1,550,610	—	—
Paper & Forest Products	6,690	—	—
Passenger Airlines	89,772	—	—
Personal Care Products	62,809	—	—
Pharmaceuticals	1,482,160	—	—
Professional Services	347,875	—	—
Real Estate Management & Development	74,644	—	—
Residential REITs	146,644	—	—
Retail REITs	158,718	—	—
Semiconductors & Semiconductor Equipment	2,918,691	—	—
Software	3,795,417	—	—
Specialized REITs	443,254	—	—
Specialty Retail	880,611	—	—
Technology Hardware, Storage & Peripherals	2,892,971	—	—
Textiles, Apparel & Luxury Goods	206,802	—	—
Tobacco	230,713	—	—
Trading Companies & Distributors	141,466	—	—
Water Utilities	47,162	—	—
Wireless Telecommunication Services	78,399	—	—
Rights
Health Care Equipment & Supplies	—	—	—**
Unaffiliated Exchange-Traded Funds	810,452	—	—
Short-Term Investments
Affiliated Mutual Fund	858,649	—	—
U.S. Treasury Obligation	—	99,357	—

Total	$41,773,131	$99,357	$—**

Other Financial Instruments*
Assets
Futures Contracts.	$52,968	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

**	Includes Level 3 investments with an aggregate value of $0.

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2023 were as follows:

Software	9.1%
Semiconductors & Semiconductor Equipment	7.0
Technology Hardware, Storage & Peripherals	6.9
Interactive Media & Services	5.1
Financial Services	3.8
Oil, Gas & Consumable Fuels	3.7
Pharmaceuticals	3.6
Banks	3.4
Broadline Retail	2.9
Health Care Providers & Services	2.7
Health Care Equipment & Supplies	2.7
Capital Markets	2.5
Specialty Retail	2.1
Insurance	2.1
Affiliated Mutual Fund	2.1
Hotels, Restaurants & Leisure	2.0
Machinery	2.0
Unaffiliated Exchange-Traded Funds	2.0
Automobiles	1.9
Biotechnology	1.9
Consumer Staples Distribution & Retail	1.7
Chemicals	1.7
Electric Utilities	1.6
Beverages	1.5
Aerospace & Defense	1.5
Life Sciences Tools & Services	1.5
Entertainment	1.2
Household Products	1.2
Specialized REITs	1.1
IT Services	1.0
Food Products	1.0
Ground Transportation	0.9
Professional Services	0.8
Electronic Equipment, Instruments & Components	0.8
Communications Equipment	0.8
Media	0.8
Industrial Conglomerates	0.7
Building Products	0.7
Multi-Utilities	0.7
Electrical Equipment	0.6
Diversified Telecommunication Services	0.6

Air Freight & Logistics	0.6%
Tobacco	0.6
Metals & Mining	0.6
Commercial Services & Supplies	0.5
Textiles, Apparel & Luxury Goods	0.5
Household Durables	0.5
Consumer Finance	0.5
Energy Equipment & Services	0.5
Retail REITs	0.4
Residential REITs	0.4
Industrial REITs	0.4
Trading Companies & Distributors	0.3
Containers & Packaging	0.3
Health Care REITs	0.2
U.S. Treasury Obligation	0.2
Automobile Components	0.2
Passenger Airlines	0.2
Construction & Engineering	0.2
Wireless Telecommunication Services	0.2
Real Estate Management & Development	0.2
Construction Materials	0.2
Personal Care Products	0.1
Office REITs	0.1
Water Utilities	0.1
Distributors	0.1
Gas Utilities	0.1
Leisure Products	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Diversified Consumer Services	0.1
Hotel & Resort REITs	0.1
Independent Power & Renewable Electricity Producers	0.0	*
Health Care Technology	0.0	*
Diversified REITs	0.0	*
Marine Transportation	0.0	*

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Industry Classification (continued):

Paper & Forest Products	0.0 *%

100.5
Liabilities in excess of other assets	(0.5)

100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Equity contracts	Due from/to broker-variation margin futures	$52,968	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$119,273

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2023

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$(53,016)

For the year ended July 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Long Positions (1)	$1,040,550

*	Average volume is based on average quarter end balances as noted for the year ended July 31, 2023.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Statement of Assets & Liabilities

as of July 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $19,775,988)	$40,980,453
Affiliated investments (cost $882,763)	892,035
Cash	119
Dividends receivable	27,717
Receivable for Fund shares sold	13,717
Due from Manager	11,613
Due from broker—variation margin futures	1,600
Prepaid expenses and other assets	4,924

Total Assets	41,932,178

Liabilities

Payable for Fund shares purchased	165,112
Payable for investments purchased	26,812
Audit fee payable	24,250
Custodian and accounting fees payable	22,101
Accrued expenses and other liabilities	12,082
Shareholders’ reports fee payable	7,640
Trustees’ fees payable	830
Affiliated transfer agent fee payable	99

Total Liabilities	258,926

Net Assets	$41,673,252

Net assets were comprised of:
Paid-in capital	$18,168,914
Total distributable earnings (loss)	23,504,338

Net assets, July 31, 2023	$41,673,252

Class R6

Net asset value, offering price and redemption price per share, ($41,673,252 ÷ 2,414,881 shares of beneficial interest issued and outstanding)	$17.26

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $178 foreign withholding tax)	$708,525
Affiliated dividend income	16,404
Interest income	3,493

Total income	728,422

Expenses
Management fee	75,804
Custodian and accounting fees	38,716
Professional fees	35,168
Audit fee	24,250
Shareholders’ reports	19,251
Fund data services	10,454
Trustees’ fees	9,986
Commitment fees	5,921
Transfer agent’s fees and expenses (including affiliated expense of $633)	833
Registration fees	372
Miscellaneous	7,377

Total expenses	228,132
Less: Fee waiver and/or expense reimbursement	(142,280)

Net expenses	85,852

Net investment income (loss)	642,570

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $(523))	3,577,443
Futures transactions	119,273

3,696,716

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,473))	323,814
Futures	(53,016)

270,798

Net gain (loss) on investment transactions	3,967,514

Net Increase (Decrease) In Net Assets Resulting From Operations	$4,610,084

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$642,570	$673,536
Net realized gain (loss) on investment transactions	3,696,716	6,151,973
Net change in unrealized appreciation (depreciation) on investments	270,798	(8,884,112)

Net increase (decrease) in net assets resulting from operations	4,610,084	(2,058,603)

Dividends and Distributions
Distributions from distributable earnings
Class R6	(4,045,399)	(6,669,113)

Fund share transactions
Net proceeds from shares sold (459,582 and 1,169,135 shares, respectively)	7,194,226	21,079,544
Net asset value of shares issued in reinvestment of dividends and distributions (268,976 and 354,551 shares, respectively)	4,045,399	6,669,113
Cost of shares purchased (1,077,681 and 2,001,263 shares, respectively)	(16,690,264)	(36,809,081)

Net increase (decrease) in net assets from Fund share transactions	(5,450,639)	(9,060,424)

Total increase (decrease)	(4,885,954)	(17,788,140)

Net Assets:

Beginning of year	46,559,206	64,347,346

End of year	$41,673,252	$46,559,206

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.84	$19.85	$14.80	$13.60	$12.99
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.22	0.22	0.23	0.23
Net realized and unrealized gain (loss) on investment transactions	1.66	(0.93)	5.15	1.22	0.64
Total from investment operations	1.90	(0.71)	5.37	1.45	0.87
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.27)	(0.21)	(0.23)	(0.19)
Distributions from net realized gains	(1.23)	(2.03)	(0.11)	(0.02)	(0.07)
Total dividends and distributions	(1.48)	(2.30)	(0.32)	(0.25)	(0.26)
Net asset value, end of year	$17.26	$16.84	$19.85	$14.80	$13.60
Total Return(b):	12.59%	(4.80)%	36.70%	10.71%	6.95%

Ratios/Supplemental Data:
Net assets, end of year (000)	$41,673	$46,559	$64,347	$62,108	$45,134
Average net assets (000)	$42,113	$56,240	$72,943	$49,589	$40,825
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.20%	0.20%	0.20%	0.20%	0.20%
Expenses before waivers and/or expense reimbursement	0.54%	0.47%	0.38%	0.52%	0.59%
Net investment income (loss)	1.53%	1.20%	1.27%	1.71%	1.78%
Portfolio turnover rate(d)	13%	29%	28%	23%	15%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Notes to Financial Statements/Consolidated Financial Statements

1.	Organization

Prudential Investment Portfolios 2 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements (consolidated financial statements for Commodity Strategies Fund) relate only to the following series of the RIC: PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM Quant Solutions Mid-Cap Core Fund, PGIM Quant Solutions US Broad Market Index Fund, each of which are diversified funds for the purposes of the 1940 Act, and PGIM Quant Solutions Commodity Strategies Fund (the “Commodity Strategies Fund”), which is a non-diversified fund for purposes of the 1940 Act (each, a “Fund” and collectively, the “Funds”).

The Commodity Strategies Fund wholly owns and controls the PGIM QMA Commodity Strategies Subsidiary, Ltd. (the “Cayman Subsidiary”), a company organized under the laws of the Cayman Islands. The Cayman Subsidiary is not registered as an investment company under the 1940 Act. The consolidated financial statements of the Commodity Strategies Fund include the financial results of the Cayman Subsidiary.

In accordance with the accounting rules relating to reporting of a wholly-owned subsidiary, the Consolidated Schedule of Investments includes positions of the Commodity Strategies Fund and the Cayman Subsidiary. These consolidated financial statements include the accounts of the Commodity Strategies Fund and the Cayman Subsidiary. All significant inter-company balances and transactions between the Commodity Strategies Fund and the Cayman Subsidiary have been eliminated in consolidation. The Commodity Strategies Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Cayman Subsidiary. The Cayman Subsidiary participates in the same investment objective as the Commodity Strategies Fund. The Cayman Subsidiary pursues its investment objective by investing in commodities, commodities-related instruments, derivatives and other investments. The Cayman Subsidiary (unlike the Commodity Strategies Fund) may invest without limitation in these instruments. However, the Cayman Subsidiary is otherwise subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Commodity Strategies Fund.

The Commodity Strategies Fund’s disclosures and operations are subject to compliance with applicable regulations governing commodity pools including Commodity Futures Trading Commission (CFTC) rules.

As of July 31, 2023, the Cayman Subsidiary had net assets of $10,193,017, representing 16.6% of the Commodity Strategies Fund’s net assets.

Notes to Financial Statements/Consolidated Financial Statements

The Funds have the following investment objectives:

Fund	Investment Objective(s)
PGIM Jennison Small-Cap Core Equity Fund	Outperform the Russell 2000 Index.
PGIM Core Conservative Bond Fund	Outperform the Bloomberg U.S. Aggregate Bond Index over full market cycles.
PGIM TIPS Fund	Outperform the Bloomberg U.S. Treasury Inflation-Protected Index.
PGIM Quant Solutions Commodity Strategies Fund	Generate returns over time in excess of the Bloomberg Commodity Index.
PGIM Quant Solutions Mid-Cap Core Fund	Outperform the S&P Mid-Cap 400 Index.
PGIM Quant Solutions US Broad Market Index Fund	Seek to provide investment results that approximate the performance of the S&P Composite 1500 Index.

2.	Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Funds consistently follow such policies in the preparation of their financial statements (consolidated financial statements for Commodity Strategies).

Securities Valuation: The Funds hold securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Funds’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Funds’ valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Funds investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Funds’ foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement (Consolidated Schedule of Investments for Commodity Strategies).

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Funds are valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Notes to Financial Statements/Consolidated Financial Statements

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Commodities: The Commodity Strategies Fund gains exposure to commodity markets through direct investment of the Commodity Strategies Fund’s assets or through the Cayman Subsidiary. The Commodity Strategies Fund gains exposure to the commodity markets primarily through exchange-traded futures on commodities held by the Cayman Subsidiary. The Commodity Strategies Fund may invest up to 25% of its total assets in the Cayman Subsidiary. The Cayman Subsidiary may invest in commodity investments without limit. The Fund invests in the Cayman Subsidiary in order to gain exposure to commodities within the limitations of the federal tax law requirements applicable to regulated investment companies such as the Fund. The Commodity Strategies Fund may invest directly in commodity-linked structured notes (CLNs). The Commodity Strategies Fund may also gain direct exposure to commodities through direct investment in certain exchange-traded funds (ETFs) whose returns are linked to commodities or commodity indices within the limit of applicable tax law. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the

Notes to Financial Statements/Consolidated Financial Statements

instability of supplies of other materials. These additional variables may create additional risks which subject the Commodity Strategies Fund’s investments to greater volatility than investments in traditional securities.

Financial/Commodity Futures Contracts: A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations (Consolidated Statement of Operations for Commodity Strategies Fund) as net realized gain (loss) on futures transactions.

The Funds invested in financial and/or commodity futures contracts in order to hedge their existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The Commodity Strategies Fund invested in commodity futures contracts in order to hedge or gain exposure to commodity markets. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Funds since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The RIC, on behalf of the Funds, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Funds to cover the Funds’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Delayed-Delivery Transactions: Certain Funds purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis, including TBA securities. These transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Funds forfeit their eligibility to realize future gains (losses) with respect to the security.

Securities Lending: The Funds lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: Certain Funds entered into mortgage dollar rolls in which the Funds sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Funds forgo

Notes to Financial Statements/Consolidated Financial Statements

principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Funds maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Funds are subject to the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): Certain Funds invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Funds become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts.

Taxes: It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Each Fund other than PGIM Core Conservative Bond Fund and PGIM TIPS Fund:

Net Investment Income	Annually

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

PGIM Core Conservative Bond Fund and PGIM TIPS Fund:

Net Investment Income	Monthly

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, each Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements (consolidated financial statements for Commodity Strategies Fund) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Funds, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

Fund	Subadviser(s)

PGIM Jennison Small-Cap Core Equity Fund	Jennison Associates, LLC (“Jennison”)(a wholly-owned subsidiary of PGIM, Inc.)

PGIM Core Conservative Bond Fund	PGIM Limited (an indirect, wholly-owned subsidiary of PGIM, Inc.); PGIM Fixed Income (a business unit of PGIM, Inc.)

PGIM TIPS Fund	PGIM Fixed Income

PGIM Quant Solutions Commodity Strategies Fund	PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”)(a wholly-owned subsidiary of PGIM, Inc.)

PGIM Quant Solutions Mid-Cap Core Fund	PGIM Quantitative Solutions

PGIM Quant Solutions US Broad Market Index Fund	PGIM Quantitative Solutions

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended July 31, 2023, the contractual and effective management fee rates were as follows:

Fund	Management Fee	Effective Management Fee, before any waivers and/or expense reimbursements	Effective Management Fee, after any waivers and/or expense reimbursements
PGIM Jennison Small-Cap Core Equity Fund	0.75% of average daily net assets	0.75%	0.45%

Notes to Financial Statements/Consolidated Financial Statements

Fund	Management Fee	Effective Management Fee, before any waivers and/or expense reimbursements		Effective Management Fee, after any waivers and/or expense reimbursements

PGIM Core Conservative Bond Fund	0.27% of average daily net assets	0.27%		0.14%

PGIM TIPS Fund	0.23% of average daily net assets	0.23		0.23

PGIM Quant Solutions Commodity Strategies Fund	0.40% of average daily net assets	0.47	*	0.40

PGIM Quant Solutions Mid-Cap Core Fund	0.50% of average daily net assets	0.50		—#

PGIM Quant Solutions US Broad Market Index Fund	0.18% of average daily net assets	0.18		—#

*

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.40% of the Fund’s average daily net assets. The Cayman Subsidiary has entered into a separate management agreement with the Manager whereby the Manager provides advisory and other services to the Cayman Subsidiary substantially similar to the services provided by the Manager to the Fund as discussed above. In consideration for these services, the Cayman Subsidiary pays the Manager a monthly fee at the annual rate of 0.40% of the Cayman Subsidiary’s average daily net assets. The consolidated management fee rate includes the Cayman Subsidiary. The Manager has contractually agreed to waive any management fees it receives for the Fund in an amount equal to the management fees paid by the Cayman Subsidiary. This waiver will remain in effect for as long as the Fund remains invested or intends to invest in the Cayman Subsidiary.

#	The management fee amount waived and/or expense reimbursement exceeds the management fee for the current period due to expense limitations described above.

The Manager has contractually agreed, through November 30, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each fund are as follows:

Fund	Fee Waivers and/or Expense Limitations

PGIM Jennison Small-Cap Core Equity Fund	contractually limit expenses to 0.95%

PGIM Core Conservative Bond Fund	contractually limit expenses to 0.50%

Fund	Fee Waivers and/or Expense Limitations

PGIM TIPS Fund	contractually limit expenses to 0.40%

PGIM Quant Solutions Commodity Strategies Fund	contractually limit expenses to 0.70%*

PGIM Quant Solutions Mid-Cap Core Fund	contractually limit expenses to 0.80%

PGIM Quant Solutions US Broad Market Index Fund	contractually limit expenses to 0.20%

*

The Manager has contractually agreed, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.70% of average daily net assets for Class Z shares and 0.70% of average daily net assets for Class R6 shares. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares.

The RIC, on behalf of the Funds, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class Z and Class R6 shares of the Funds. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Funds.

PGIM Investments, PIMS, PGIM, Inc., PGIM Limited, Jennison and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Funds’ transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations (Consolidated Statement of Operations for Commodity Strategies Fund) include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Funds may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations (Consolidated Statement of Operations for Commodity Strategies) as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Notes to Financial Statements/Consolidated Financial Statements

The Funds may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended July 31, 2023, no Rule 17a-7 transactions were entered into by the Funds.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2023, were as follows:

Fund	Cost of Purchases	Proceeds from Sales

PGIM Jennison Small-Cap Core Equity Fund	$10,885,204	$13,436,233

PGIM Core Conservative Bond Fund	43,285,511	44,386,749

PGIM TIPS Fund	—	—

PGIM Quant Solutions Commodity Strategies Fund	—	—

PGIM Quant Solutions Mid-Cap Core Fund	16,585,956	19,928,400

PGIM Quant Solutions US Broad Market Index Fund	5,413,037	14,132,089

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds and other investments for the year ended July 31, 2023, is presented as follows:

PGIM Jennison Small-Cap Core Equity Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wi)

$ —	$3,624,662	$3,270,685	$—	$—	$353,977	353,977	$17,034

PGIM Institutional Money Market Fund(1)(b)(wi)

141,653	207,896	349,610	(5)	66	—	—	904	(2)

$141,653	$3,832,558	$3,620,295	$(5)	$66	$353,977		$17,938

PGIM Core Conservative Bond Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund(1)(wj)

$—	$8,049,103	$7,322,742	$—	$—	$726,361	726,361	$13,346

PGIM TIPS Fund:
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund(1)(wj)

$—	$13,825,824	$10,392,753	$—	$—	$3,433,071	3,433,071	$28,463

PGIM Quant Solutions Mid-Cap Core Fund:
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wi)

$—	$1,642,020	$1,599,824	$—	$—	$42,196	42,196	$612

PGIM Institutional Money Market Fund(1)(b)(wi)

—	40,733	40,733	—	—	—	—	29	(2)

$—	$1,682,753	$1,640,557	$—	$—	$42,196		$641

PGIM Quant Solutions US Broad Market Index Fund:
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income

Long-Term Investments - Common Stock:

Prudential Financial, Inc.(g)

$44,096	$ 1,531	$ 10,245	$(1,473)	$(523)	$ 33,386	346	$ 2,030

Notes to Financial Statements/Consolidated Financial Statements

PGIM Quant Solutions US Broad Market Index Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund(1)(wj)

$ —	$6,372,312	$5,513,663	$ —	$ —	$858,649	858,649	$14,374

$44,096	$6,373,843	$5,523,908	$(1,473)	$(523)	$892,035		$16,404

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(g)	An affiliated security.
(wi)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund and PGIM Institutional Money Market Fund, if applicable.
(wj)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par for the Funds indicated below.

For the year ended July 31, 2023, the adjustments were as follows:

Fund	Total Distributable Earnings (Loss)	Paid-in Capital in Excess of Par

PGIM Jennison Small-Cap Core Equity Fund(a)	$(1,489,259)	$1,489,259

PGIM TIPS Fund(b)	1,805	(1,805)

(a)	Redemptions In Kind Adjustments
(b)	Distribution in excess of income

For the year ended July 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

PGIM Jennison Small-Cap Core Equity Fund	$107,054	$—	$37,626	$144,680

PGIM Core Conservative Bond Fund	1,499,460	—	480	1,499,940

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

PGIM TIPS Fund	$4,062,626	$—	$—	$4,062,626

PGIM Quant Solutions Commodity Strategies Fund	19,256,057	—	—	19,256,057

PGIM Quant Solutions Mid-Cap Core Fund	—	2,029,621	—	2,029,621

PGIM Quant Solutions US Broad Market Index Fund	852,055	3,193,344	—	4,045,399

For the year ended July 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

PGIM Jennison Small-Cap Core Equity Fund	$3,157,041	$3,655,323	$—	$6,812,364

PGIM Core Conservative Bond Fund	1,215,907	188,580	—	1,404,487

PGIM TIPS Fund	7,238,677	921,348	—	8,160,025

PGIM Quant Solutions Commodity Strategies Fund	19,775,119	—	—	19,775,119

PGIM Quant Solutions Mid-Cap Core Fund	2,710,777	1,999,060	—	4,709,837

PGIM Quant Solutions US Broad Market Index Fund	1,421,797	5,247,316	—	6,669,113

For the year ended July 31, 2023, the Funds indicated below had the following amounts of accumulated undistributed earnings on a tax basis:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains

PGIM Jennison Small-Cap Core Equity Fund	$—	$—

PGIM Core Conservative Bond Fund	—	—

PGIM TIPS Fund	—	—

PGIM Quant Solutions Commodity Strategies Fund	1,191,719	—

PGIM Quant Solutions Mid-Cap Core Fund	104,397	593,474

PGIM Quant Solutions US Broad Market Index Fund	410,556	3,044,292

The United States federal income tax basis of the Funds’ investments and the net unrealized appreciation/(depreciation) as of July 31, 2023 were as follows:

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

PGIM Jennison Small-Cap Core Equity Fund	$7,520,247	$2,763,445	$(364,592)	$2,398,853

PGIM Core Conservative Bond Fund	49,700,592	20,493	(5,508,987)	(5,488,494)

PGIM TIPS Fund	92,255,542	—	(10,033,267)	(10,033,267)

Notes to Financial Statements/Consolidated Financial Statements

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

PGIM Quant Solutions Commodity Strategies Fund	$82,301,637	$—	$(20,992,641)	$(20,992,641)

PGIM Quant Solutions Mid-Cap Core Fund	11,207,853	2,369,885	(373,501)	1,996,384

PGIM Quant Solutions US Broad Market Index Fund	21,822,996	21,872,597	(1,823,105)	20,049,492

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales, amortization of premiums, tax treatment of the investment in the Subsidiary and other GAAP to tax differences.

For federal income tax purposes, the following Funds had an approximated capital loss carryforward as of July 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Fund	Capital Loss Carryforward	Capital Loss Carryforward Utilized

PGIM Jennison Small-Cap Core Equity Fund	$568,000	$—

PGIM Core Conservative Bond Fund	3,613,000	—

PGIM TIPS Fund	5,603,000	—

PGIM Quant Solutions Commodity Strategies Fund	476,000	—

The Manager has analyzed the Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements (consolidated financial statements for Commodity Strategies Fund) for the current reporting period. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2023 are subject to such review.

7.	Capital and Ownership

The Funds offer Class R6 shares and the Commodity Strategies Fund also offers Class Z. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

The RIC is authorized to issue an unlimited number of shares of beneficial interest, which may be divided into an unlimited number of series of such shares.

As of July 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Funds as follows:

Fund	Number of Shares	Percentage of Outstanding Shares

PGIM Jennison Small-Cap Core Equity Fund–Class R6	739,822	99.9%

PGIM Core Conservative Bond Fund–Class R6	5,204,364	99.9

PGIM TIPS Fund–Class R6	9,474,258	100.0

PGIM Quant Solutions Commodity Strategies Fund–Class Z	11,934	11.7

PGIM Quant Solutions Commodity Strategies Fund–Class R6	7,746,841	92.1

PGIM Quant Solutions Mid-Cap Core Fund–Class R6	1,276,168	100.0

PGIM Quant Solutions US Broad Market Index Fund–Class R6	2,390,607	99.0

At the reporting period end, the number of shareholders holding greater than 5% of the Funds are as follows:

Fund	Number of Shareholders	Percentage of Outstanding Shares

Affiliated:

PGIM Jennison Small-Cap Core Equity Fund	7	87.8%

PGIM Core Conservative Bond Fund	6	88.4

PGIM TIPS Fund	6	90.3

PGIM Quant Solutions Commodity Strategies Fund	4	70.7

PGIM Quant Solutions Mid-Cap Core Fund	8	93.2

PGIM Quant Solutions US Broad Market Index Fund	7	87.9

Unaffiliated:

PGIM Jennison Small-Cap Core Equity Fund	—	—

PGIM Core Conservative Bond Fund	—	—

PGIM TIPS Fund	—	—

PGIM Quant Solutions Commodity Strategies Fund	1	6.0

PGIM Quant Solutions Mid-Cap Core Fund	—	—

PGIM Quant Solutions US Broad Market Index Fund	—	—

Transactions in shares of beneficial interest were as follows:

PGIM Quant Solutions Commodity Strategies Fund:

Share Class	Shares	Amount

Class Z

Year ended July 31, 2023:

Shares sold	1,174,476	$10,481,499

Shares issued in reinvestment of dividends and distributions	217,071	1,647,571

Shares purchased	(1,339,998)	(9,467,101)

Net increase (decrease) in shares outstanding	51,549	$2,661,969

Notes to Financial Statements/Consolidated Financial Statements

PGIM Quant Solutions Commodity Strategies Fund (cont’d.):

Share Class	Shares	Amount

Period ended July 31, 2022:

Shares sold	315,164	$3,360,544

Shares purchased	(264,624)	(2,889,629)

Net increase (decrease) in shares outstanding	50,540	$470,915

Class R6

Year ended July 31, 2023:

Shares sold	2,292,053	$18,541,419

Shares issued in reinvestment of dividends and distributions	2,323,019	17,608,485

Shares purchased	(3,854,937)	(29,825,808)

Net increase (decrease) in shares outstanding	760,135	$6,324,096

Year ended July 31, 2022:

Shares sold	3,295,509	$35,389,171

Shares issued in reinvestment of dividends and distributions	2,474,984	19,775,119

Shares purchased	(3,253,556)	(33,613,290)

Net increase (decrease) in shares outstanding	2,516,937	$21,551,000

8.	Borrowings

The RIC, on behalf of the Funds, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 - 9/29/2022

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Funds utilized the SCA during the year ended July 31, 2023. The average balance outstanding is for the number of days the Funds utilized the credit facility.

Fund	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at July 31, 2023
PGIM TIPS Fund	$912,900	5.62%	10	$2,146,000	$—
PGIM Quant Solutions Mid-Cap Core Fund	321,143	4.82	21	1,574,000	—
PGIM Quant Solutions US Broad Market Index Fund	2,544,000	5.41	1	2,544,000	—

9.	Purchases & Redemption In-kind

As of the close of business on July 20, 2023, PGIM Jennison Small-Cap Core Equity Fund settled the redemption of fund Class R6 shares by delivering to an affiliate portfolio securities and other assets. The value of such securities and other assets that were transferred in-kind was $19,081,561.

In-kind redemption gains and losses are excluded in the calculation of taxable gain (loss) for federal income tax purposes.

10.	Risks of Investing in the Funds

Each Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Fund, please refer to the Prospectus and Statement of Additional Information of that Fund.

Risks	PGIM Jennison Small-Cap Core Equity Fund	PGIM Core Conservative Bond Fund	PGIM TIPS Fund	PGIM Quant Solutions Commodity Strategies Fund	PGIM Quant Solutions Mid-Cap Core Fund	PGIM Quant Solutions US Broad Market Index Fund
Active Trading	—	X	—	—	—	—
Adjustable and Floating Rate Securities	—	—	X	—	—	—
Blend Style	X	—	—	—	X	—
Cayman Subsidiary	—	—	—	X	—	—
Commodity	—	—	—	X	—	—
Commodity-Linked Notes	—	—	—	X	—	—
Commodity Pooled Investment Vehicles	—	—	—	X	—	—
Commodity Regulatory	—	—	—	X	—	—
Concentration	—	—	—	X	—	—

Notes to Financial Statements/Consolidated Financial Statements

Risks	PGIM Jennison Small-Cap Core Equity Fund	PGIM Core Conservative Bond Fund	PGIM TIPS Fund	PGIM Quant Solutions Commodity Strategies Fund	PGIM Quant Solutions Mid-Cap Core Fund	PGIM Quant Solutions US Broad Market Index Fund
Credit /Counterparty	—	X	X	X	—	—
Debt Obligations	—	X	X	X	—	—
Deflation	—	—	—	X	—	—
Derivatives	—	X	X	X	X	X
Economic and Market Events	X	X	X	X	X	X
Equity and Equity-Related Securities	X	—	—	—	X	X
Exchange-Traded Funds (“ETFs”)	—	—	—	—	X	X
Foreign Securities	—	X	X	—	—	—
Fund of Funds	X	X	X	X	X	X
Futures and Forward Contracts	—	—	—	X	—	—
Hedging	—	—	—	X	—	—
Increase in Expenses	X	X	X	X	X	X
Index Investment Approach	—	—	—	—	—	X
Initial Public Offerings	X	—	—	—	—	—
Interest Rate	—	X	X	X	—	—
Large Capitalization Company	—	—	—	—	—	X
Large Shareholder and Large Scale Redemption	X	X	X	X	X	X
Liquidity	—	—	—	X	—	—
Management	X	—	—	X	X	—
Market Disruption and Geopolitical	X	X	X	X	X	X
Market	X	X	X	X	X	X
Medium Capitalization (Mid-Cap) Company	—	—	—	—	X	—
Model Design	—	—	—	—	X	—
Model Implementation	—	—	—	—	X	—
Mortgage-Backed and Asset-Backed Securities	—	X	X	—	—	—
Non-Diversified Investment Company	—	—	—	X	—	—
Preferred Securities	—	—	—	—	X	—
Reference Rate	—	—	X	—	—	—
Small and Medium Capitalization	—	—	—	—	—	X
Small Company	X	—	—	—	—	—
Tax	—	—	—	X	—	—
TIPS	—	—	X	—	—	—

Risks	PGIM Jennison Small-Cap Core Equity Fund	PGIM Core Conservative Bond Fund	PGIM TIPS Fund	PGIM Quant Solutions Commodity Strategies Fund	PGIM Quant Solutions Mid-Cap Core Fund	PGIM Quant Solutions US Broad Market Index Fund
Tracking Error	—	—	—	—	—	X
Trading on Foreign Exchanges	—	—	—	X	—	—
U.S. Government and Agency Securities	—	X	X	X	—	—
U.S. Treasury Strips	—	—	X	X	—	—
Zero Coupon Bond	—	X	—	—	—	—

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund; which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Adjustable and Floating Rate Securities Risk: The value of adjustable and floating rate securities may lag behind the value of fixed rate securities when interest rates change. Such securities may be subject to extended settlement periods (longer than seven days) and in unusual market conditions, with a high volume of shareholder redemptions, may present a risk of loss to the Fund or may impair the Fund’s ability satisfy shareholder redemption requests.

Blend Style Risk: The Fund’s blend investment style may subject the Fund to risks of both value and growth investing. The portion of the Fund’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the Fund’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Notes to Financial Statements/Consolidated Financial Statements

Cayman Subsidiary Risk: By investing in the Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with the Cayman Subsidiary’s investments. The Cayman Subsidiary is not registered as an investment company under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the Cayman Islands, under which the Cayman Subsidiary is incorporated, could result in the inability of the Fund to effect its desired commodity investment strategy.

Commodity Risk: The values of commodities are affected by events that might have less impact on the value of stocks and bonds. Such investments may be speculative. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including weather, crop or livestock disease, investment speculation, resource availability, fluctuations in industrial and commercial supply and demand, U.S. agricultural, fiscal, monetary and exchange control programs, embargoes, tariffs, and international political, economic, military and regulatory developments. These risks may subject the Fund to greater volatility than investments in traditional instruments or securities.

Commodity-Linked Notes Risk: The Fund may invest in leveraged or unleveraged commodity-linked notes (“CLNs”) to gain exposure to the commodities markets. CLNs are subject to counterparty risk. The value of the CLNs may fluctuate significantly because the values of the investments to which they are linked are volatile. In addition, the terms of a CLN may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. Economic leverage increases the volatility of CLNs and their value may increase or decrease more quickly than the value of the underlying commodity, commodity index or other economic variable.

Commodity Pooled Investment Vehicles Risk: The Fund may, from time to time, invest in certain publicly-traded commodity pools, such as commodity ETFs. Such pools may not meet the definition of an “investment company” under the 1940 Act, and may not be registered under the 1940 Act. As a consequence, the Fund’s investment in such entities may not be subject to certain protections afforded by the 1940 Act, including, for example, restrictions under the 1940 Act on investments in other investment companies. ETFs that invest in commodities may be, or may become subject to, CFTC trading regulations that limit the amount of commodity contracts an ETF may hold. Such regulations could hurt the value of such ETFs’ securities. Additionally, some commodity ETFs invest in commodity futures which can lose money even when commodity prices are rising.

Commodity Regulatory Risk: The Fund and the Cayman Subsidiary is deemed a “commodity pool” and the Manager is considered a “commodity pool operator” with respect to the Fund and the Cayman Subsidiary under the Commodity Exchange Act. The Manager, directly or through its affiliates, is therefore subject to dual regulation by the Securities and Exchange Commission (the SEC) and the CFTC. The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time.

Concentration Risk: The Fund will be exposed to the performance of commodities in the Index, which may from time to time have a small number of commodity sectors (e.g., energy, metals or agricultural) representing a large portion of the Index. As a result, the Fund may be subject to greater volatility than if the Index were more broadly diversified among commodity sectors.

Credit Risk/Counterparty Risk: The ability, or perceived ability, of the issuer or guarantor of a debt security, or the counterparty (the party on the other side of the transaction) to a derivatives contract or other financial contract to meet its financial obligations will affect the value of the security or derivative. Counterparty and credit risk are especially important in the context of privately negotiated instruments. The Fund expects to enter into certain privately negotiated agreements where the counterparty assumes the physical settlement obligations of the Fund under such transactions. Under this type of arrangement, there is a risk that the relevant counterparty or intermediary would, due to insolvency or other reasons, be unable to or fail to assume the physical settlement obligations of the Fund, in which case the Fund could be required to sell portfolio instruments at unfavorable times or prices or could have insufficient assets to satisfy its physical settlement obligations.

Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Fund assets allocated to lower-rated securities generally will increase the credit risk to which the Fund is subject. Not all securities in which the Fund invests are rated. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Deflation Risk: Since the Fund makes investments that may perform well in periods of rising inflation, during periods of no inflation or deflation an investment in the Fund may underperform broad market measures and may lose value.

Notes to Financial Statements/Consolidated Financial Statements

Derivatives Risk: Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements, and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Exchange-Traded Funds (“ETFs”) Risk: Investing in securities issued by ETFs involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. The trading price of an index-based ETF is expected to (but may not) closely track the net asset value of the ETF, and the Fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF (including ETFs managed by the Manager or the subadviser(s)) in which they invest, including advisory fees (to the extent not offset by the Manager through waivers). These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the Fund would be unable to sell its ETF shares unless and until trading is resumed.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Fund of Funds Risk: The Fund is an investment option for other PGIM Investments-advised mutual funds that are managed as “funds of funds.” As a result, from time to time, the Fund may experience relatively large redemptions and could be required to liquidate its assets at

Notes to Financial Statements/Consolidated Financial Statements

inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Futures and Forward Contracts Risk: The primary risks associated with the use of futures or forward contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the corresponding underlying commodities; (b) possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of commodities prices, interest rates, currency exchange rates, supply and demand relationships, weather, agricultural, trade, fiscal, monetary and exchange control programs, political events, and other economic factors; and (e) the possibility that the clearing broker for the futures or forward contract will default in the performance of its obligations.

Hedging Risk: The decision as to whether and to what extent the Fund will engage in hedging transactions to hedge against certain risks, such as market risk and issuer risk, will depend on a number of factors, including prevailing market conditions, the composition of the portfolio of the Fund, and the availability of suitable transactions. Hedging transactions involve costs and may result in losses. There is no guarantee that any of these hedging instruments would work as anticipated, and in certain cases the Fund might be better off had it not used a hedging instrument. There can be no assurance that the Fund will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Index Investment Approach Risk: Since the Fund is passively managed, assets are not allocated from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline. As a result, the Fund’s performance may be less favorable than that of a portfolio using an active investment strategy. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index. The Fund’s expenses, changes in securities markets, changes in the composition of the Index, errors in index provider data, and the timing of purchases and redemptions of Fund shares, among other things, may affect the correlation between Fund and Index performance. The Fund may not perform as well as other investments if, among other things, the Index declines or performs poorly relative to other related indexes or individual securities or the securities issued by companies that comprise the Index fall out of favor with investors.

Initial Public Offerings Risk: The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its

Notes to Financial Statements/Consolidated Financial Statements

investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadvisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadvisers’ judgements about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movementss may be incorrect. Additionally, the investments selected for the Fund by the subadviser may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and future public health epidemics may have an impact on the Fund’s investments and net asset value and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Future public health epidemics may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Medium Capitalization (Mid-Cap) Company Risk: The Fund’s investments in mid-cap companies carry more risk than investments in larger capitalized companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent on one or a few key people. The market movements of these companies’ securities may be more abrupt or erratic than the market movements of securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. Mid-cap companies generally are comparatively less liquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like. Also, the stocks of mid-cap companies may fall out of favor relative to those of small- or large-capitalization companies, causing the Fund to underperform other equity funds that focus on small- or large-capitalization companies.

Model Design Risk: The subadviser uses certain quantitative models to help guide its investment decisions. The design of the underlying models may be flawed or incomplete. The investment models the subadviser uses are based on historical and theoretical underpinnings that it believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by the subadviser’s models. Additionally, the quantitative techniques that underlie the subadviser’s portfolio construction processes may fail to fully anticipate important risks.

Model Implementation Risk: While the subadviser strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide the subadviser’s quantitative investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising

Notes to Financial Statements/Consolidated Financial Statements

interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Non-Diversified Investment Company Risk: Funds that are “non-diversified” for purposes of the 1940 Act, may invest a greater percentage of their assets in securities of a single issuer. Accordingly, a non-diversified fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund might be.

Preferred Securities Risk: Preferred stock can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company’s operations. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stock usually does not require the issuer to pay dividends and may permit the issuer to defer dividend payments. Preferred securities also may be substantially less liquid than many other securities, such as common stock or U.S. Government securities.

Reference Rate Risk: The Fund may be exposed to financial instruments that recently transitioned from using or continue to use the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority (the “FCA”) announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings ceased to be published or are no longer representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published after December 31, 2021. On December 16, 2022 the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on the Secured Overnight Financing Rate that replaced LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The FCA will permit the use of synthetic U.S. dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other Interbank offered rates that may also cease to be published in the future.

Small and Medium Capitalization Risk: Small and medium capitalization companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management expertise. As a result, their prices may fluctuate more than the stocks of larger, more established companies. Historically, small and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. Small and mid-capitalization companies generally are less liquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like.

Small Company Risk: Small company stocks present above-average risks in comparison to larger companies. Small companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management expertise. As a result, stocks issued by smaller companies may be comparatively less liquid and fluctuate in value more than the stocks of larger, more established companies.

Tax Risk: To receive pass-through tax treatment as a Registered Investment Company under the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from sources treated under the Code as “qualifying income.” Based on final regulations on which taxpayers may rely for taxable years beginning after September 28, 2016, the Fund anticipates treating the income generated from investments in the Cayman Subsidiary as “qualifying income.” However, the tax treatment of income from commodity-related investments and the Fund’s income from the Cayman Subsidiary may be adversely affected by future legislation, U.S. Treasury Regulations, and/or guidance issued by the Internal Revenue Service that could affect the character, timing, and/or amount of the Fund’s taxable income or capital gains and distributions it makes.

TIPS Risk: Inflation-indexed bonds, such as TIPS, generally decline in value when real interest rates rise. Real interest rates represent the nominal (stated) interest rates reduced by the expected impact of inflation. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar durations. In addition, any increase in principal value of an inflation-indexed bond caused by an increase in the price index is taxable in the year the increase occurs, even though the Fund generally will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Internal Revenue Code (the Code). Also, to the extent that the Fund invests in inflation-indexed bonds, income distributions are more likely to fluctuate.

Notes to Financial Statements/Consolidated Financial Statements

The Fund’s income may decline due to a decline in inflation, also known as deflation. If there is deflation, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payments (calculated with respect to a smaller principal amount) will be reduced. The principal value can decrease, but not below 100. If inflation is lower than expected during the period the Fund holds an inflation-linked security, the Fund may earn less on the security than on a conventional bond.

Tracking Error Risk: Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of distributions, tax gains or losses, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Trading on Foreign Exchanges Risk: The Fund is expected to trade in commodity forward contracts listed on UK futures exchanges and may, but is not expected to, trade in instruments listed on other exchanges located outside the United States. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading on U.S. futures exchanges is subject to regulation by the SEC and the CFTC and oversight, as applicable, including, for example, minimum capital requirements for commodity brokers, regulation of trading practices on the exchanges, prohibitions against trading ahead of customer orders, prohibitions against filling orders off exchanges, prescribed risk disclosure statements, testing and licensing of industry sales personnel and other industry professionals, and recordkeeping requirements. Trading on foreign exchanges is not regulated by the SEC, CFTC or any other U.S. governmental agency or instrumentality and may be subject to regulations that are different from those to which U.S. exchange trading is subject, provide less protection to investors than trading on U.S. exchanges, and such regulations may be less vigorously enforced than regulations in the U.S. positions on foreign exchanges also are subject to the risk of exchange controls, expropriation, excessive taxation or government disruptions.

U.S. Government and Agency Securities Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Further, the U.S. Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. Such controversy or uncertainty could, among other things, result in the credit quality rating of the U.S. Government being downgraded and reduced prices of U.S. Treasury securities. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Fund, which could have a negative impact on the Fund. An increase in demand for U.S. Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

U.S. Treasury Strips Risk: Stripped securities do not make periodic interest payments. The value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds with similar maturity and credit quality. U.S. Treasury strips generally lose value when interest rates rise.

Zero Coupon Bond Risk: Zero coupon bonds may experience greater volatility in market value due to changes in interest rates. The Fund accrues income on the discount amortization of these investments, which it is required to distribute each year. The Fund may be required to sell investments to obtain cash needed for income distributions.

11.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 2 and Shareholders of PGIM Core Conservative Bond Fund, PGIM Jennison Small-Cap Core Equity Fund, PGIM Quant Solutions Commodity Strategies Fund, PGIM Quant Solutions Mid-Cap Core Fund, PGIM Quant Solutions US Broad Market Index Fund and PGIM TIPS Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (six of the funds constituting Prudential Investment Portfolios 2, hereafter collectively referred to as the “Funds”) as of July 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2023, the results of each of their operations and changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements
PGIM Core Conservative Bond Fund, PGIM Jennison Small-Cap Core Equity Fund, PGIM Quant Solutions Mid-Cap Core Fund, PGIM Quant Solutions US Broad Index Fund, PGIM TIPS Fund	Statement of assets and liabilities, including the schedule of investments as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statements of changes in net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the three years in the period ended July 31, 2023

PGIM Quant Solutions Commodity Strategies Fund	Consolidated statement of assets and liabilities, including the consolidated schedule of investments as of July 31, 2023, the related consolidated statement of operations for the year ended July 31, 2023, the consolidated statements of changes in net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the periods indicated therein

The financial statements of the Funds as of and for the year ended July 31, 2020 and the financial highlights for each of the periods ended on or prior to July 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 18, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

September 19, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

Tax Information (unaudited)

We are advising you that during the fiscal year ended July 31, 2023, the Funds reported the maximum amount allowed per share for Class R6 share as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

Capital Gain Distributions

PGIM Jennison Small-Cap Core Equity Fund	$—

PGIM Core Conservative Bond Fund	—

PGIM TIPS Fund	—

PGIM Quant Solutions Commodity Strategies Fund	—

PGIM Quant Solutions Mid-Cap Core Equity Fund	1.55

PGIM Quant Solutions US Broad Market Index Fund	1.17

For the year ended July 31, 2023, the following Funds reports the maximum amount allowable but not less than the following percentages of ordinary income dividends paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); 2) eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code (DRD); 3) interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code (IRD); and 4) interest dividends that are eligible to be treated as interest income in accordance with Section 163(j):

	QDI	DRD	IRD	163(j)

PGIM Jennison Small-Cap Core Equity Fund	100.00%	100.00%	0.00%	0.00%

PGIM Core Conservative Bond Fund	0.00	0.00	88.02	0.00

PGIM TIPS Fund	0.00	0.00	95.01	100.00

PGIM Quant Solutions Commodity Strategies Fund	0.00	0.00	4.43	34.93

PGIM Quant Solutions Mid-Cap Core Equity Fund	0.00	0.00	0.00	0.00

PGIM Quant Solutions US Broad Market Index Fund	76.18	74.40	0.00	0.00

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2023.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that the dividends paid by the following funds qualify for such deduction.

PGIM Core Conservative Bond Fund	29.23%
PGIM TIPS Fund	93.90%
PGIM Quant Solutions Commodity Strategies Fund	2.82%

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Fund has adopted and implemented a liquidity risk management program (the “LRMP”). Each Fund’s LRMP seeks to assess and manage each Fund’s liquidity risk, which is defined as the risk that each Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in each Fund. The Board has approved PGIM Investments, each Fund’s investment manager, to serve as the administrator of each Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

Each Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, each Fund’s LRMP includes no less than annual assessments of factors that influence each Fund’s liquidity risk; no less than monthly classifications of each Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of each Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if each Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 7-9, 2023, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of each Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2022 through December 31, 2022 (“Reporting Period”). The LRMP Report concluded that each Fund’s LRMP was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that each Fund’s investment strategies continue to be appropriate given each Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in each Fund including liquidity risks presented by each Fund’s investment portfolio, is found in each Fund’s Prospectus and Statement of Additional Information.

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 99

Chief Executive Officer (“CEO”) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 100

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 97

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

		Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 100

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

		Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 100

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 97

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

		Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 100

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 100

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 100

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 100

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019-March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Deborah Conway 1969 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.

Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (Since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

Approval of Advisory Agreements (unaudited)

The Funds’ Boards of Trustees

The Boards of Trustees (the “Board”) of the PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM Quant Solutions Commodity Strategies Fund, PGIM Quant Solutions US Broad Market Index Fund and PGIM Quant Solutions Mid-Cap Core Fund (each, a “Fund, and collectively, the “Funds”)1 consists of ten individuals, eight of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of each Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Funds’ Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew each Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and each Fund’s subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”), Jennison Associates LLC (“Jennison”) and PGIM, Inc., (“PGIM”) on behalf of its PGIM Fixed Income unit, and PGIM Limited (collectively “PGIM Fixed Income”), as applicable. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM Fixed Income, PGIM Quantitative Solutions and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with

1 Each of the Funds is a series of Prudential Investment Portfolios 2

Approval of Advisory Agreements (continued)

respect to each Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between each Fund and PGIM Investments, which serves as each Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of PGIM Quantitative Solutions, Jennison and PGIM Fixed Income as applicable, each of which serves as each Fund’s subadviser pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of each Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to each Fund by PGIM Investments, PGIM Quantitative Solutions, Jennison and PGIM Fixed Income. The Board noted that PGIM Quantitative Solutions, Jennison and PGIM Fixed Income are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for each Fund, as well as the provision of fund recordkeeping, compliance and other services to each Fund, and PGIM Investments’ role as administrator of the Funds’ liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Funds who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions, Jennison, and PGIM Fixed Income, including investment research and security selection, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of each Fund, PGIM Quantitative Solutions, Jennison, and PGIM Fixed Income and also considered the qualifications, backgrounds and responsibilities of the PGIM Quantitative Solutions,

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Jennison and PGIM Fixed Income portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Quantitative Solutions’, Jennison’s and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, Jennison, PGIM Quantitative Solutions and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer (“CCO”) as to each of PGIM Investments, PGIM Quantitative Solutions, Jennison and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to each Fund by PGIM Quantitative Solutions, Jennison, and PGIM Fixed Income and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PGIM Investments, PGIM Quantitative Solutions, Jennison and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as each Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2022 exceeded the management fees paid by each Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as each Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of each Fund, the management fees of each Fund compared to those of similarly managed funds and PGIM Investments’ investment in each Fund over time. The Board noted that, while the management fee schedule for each Fund does not have breakpoints in its management fees, economies of scale can be shared with each Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing

Approval of Advisory Agreements (continued)

expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of each Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Quantitative Solutions, Jennison and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Quantitative Solutions, Jennison, PGIM Fixed Income and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by each Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Funds. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions and Jennison included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Quantitative Solutions, Jennison and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Funds / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of each Fund for the one-year and the three-year periods ended December 31, 2022.

The Board also considered each Fund’s actual management fee, as well as each Fund’s net total expense ratio, for the fiscal year ended July 31, 2022. The Board considered the management fee for each Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, for each Fund were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided

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supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed each Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding each Fund’s performance, fees and overall expenses. For each Fund, the table sets forth net performance comparisons (which reflect the impact on performance of any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of fund expenses, or any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

PGIM Quant Solutions US Broad Market Index Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

●	The Board noted that the Fund underperformed its benchmark index over the one-, three-, and five-year periods.

●

The Board noted PGIM Investments’ assertion that the Fund’s performance is consistent with the Fund’s objective and exhibits a similar composition and high correlation to the S&P Composite 1500 Index, minus expenses.

●

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.20% for Class R6 shares through November 30, 2023.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Quant Solutions Mid-Cap Core Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	4th Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

●	The Board noted that the Fund outperformed its benchmark index over the one-year period, and underperformed its benchmark index over the three- and five-year periods.

Approval of Advisory Agreements (continued)

●	The Board considered PGIM Investments’ assertions that the Fund’s value style factor was the chief driver of outperformance, followed by positive contributions from the quality factor.

●

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.80% for Class R6 shares through November 30, 2023.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Jennison Small-Cap Core Equity Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

●	The Board noted that the Fund outperformed its benchmark index over the three- and five-year periods and underperformed the benchmark index over the one-year period.

●	The Board noted that PGIM Investments is encouraged by the Fund’s strong returns over the long term as demonstrated by its three- and five-year performance.

●

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.95% for Class R6 shares through November 30, 2023.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Core Conservative Bond Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	4th Quartile	4th Quartile	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 4th Quartile

●	The Board noted that the Fund underperformed its benchmark index over all periods.

●

The Board considered PGIM Investments’ assertions that, relative to its peer group, which has the flexibility to invest in emerging markets and below investment grade debt, the Fund’s more conservative investment approach limits exposure to these sectors, which can limit peer relative results.

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●

The Board also considered that the Fund outperformed its peer group average and performed within three basis points of its benchmark index for the fourth quarter of 2022 (gross of fees), and outperformed its peer group average and benchmark index for the first quarter of 2023 (both gross and net of fees).

●	The Board also considered that a portfolio manager was added to the investment team in 2021.

●

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.50% for Class R6 shares through November 30, 2023.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM TIPS Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	3rd Quartile	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

●	The Board noted that the Fund underperformed its benchmark index over all periods.

●

The Board also considered that the Fund outperformed its benchmark index and peer group for the first quarter of 2023 (ranking in the 20th percentile) and outperformed its peer group average for the five-year period ended March 31, 2023. and the Board further noted that the Fund has outperformed its peer group median in four out of the six calendar years since its inception.

●

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.40% for Class R6 shares through November 30, 2023.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Quant Solutions Commodity Strategies Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

Approval of Advisory Agreements (continued)

●	The Board noted that the Fund outperformed its benchmark index over the one-, three- and five-year periods.

●

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.70% for Class R6 shares and 0.70% for Class Z shares through November 30, 2023. In addition, PGIM Investments has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of each Fund and its shareholders.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Funds’ subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102
SUBADVISERS(as applicable)	PGIM Quantitative Solutions LLC	655 Broad Street 16th Floor Newark, NJ 07102
	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017
	PGIM Fixed Income	655 Broad Street Newark, NJ 07102
	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom
DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102
CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286
TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017
FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of each Fund carefully before investing. The prospectus contains this and other information about the Funds. An investor may obtain a prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM Quant Solutions Commodity Strategies Fund, PGIM Quant Solutions Mid-Cap Core Fund and PGIM Quant Solutions US Broad Market Index Fund c/o PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications to the Board or individual Trustees are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. Each Funds’ Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Funds’ full portfolio holdings as of the first and third fiscal quarter-ends will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON SMALL-CAP CORE EQUITY FUND, PGIM CORE CONSERVATIVE BOND FUND, PGIM TIPS FUND, PGIM QUANT SOLUTIONS COMMODITY STRATEGIES FUND, PGIM QUANT SOLUTIONS MID-CAP CORE FUND, AND PGIM QUANT SOLUTIONS US BROAD MARKET INDEX FUND

	NASDAQ	CUSIP		NASDAQ	CUSIP
PGIM JENNISON SMALL-CAP CORE EQUITY FUND	PQJCX	74440E805	PGIM QUANT SOLUTIONS COMMODITY STRATEGIES FUND (Class R6)	PQCMX	74440E862
PGIM CORE CONSERVATIVE BOND FUND	PQCNX	74440E888	PGIM QUANT SOLUTIONS MID-CAP CORE FUND	PQCCX	74440E508
PGIM TIPS FUND	PQTSX	74440E870	PGIM QUANT SOLUTIONS US BROAD MARKET INDEX FUND	PQBMX	74440E409
PGIM QUANT SOLUTIONS COMMODITY STRATEGIES FUND (Class Z)	PQCZX	74440E854
MF242E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2023 and July 31, 2022, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $188,900 and $191,900, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended July 31, 2023 and July 31, 2022: none.

(c) Tax Fees

For the fiscal years ended July 31, 2023 and July 31, 2022: none.

(d) All Other Fees

For the fiscal years ended July 31, 2023 and July 31, 2022: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended July 31, 2023	Fiscal Year Ended July 31, 2022
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2023 and July 31, 2022 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Prudential Investment Portfolios 2

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	September 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 19, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	September 19, 2023